Exhibit 10.1

                                                                  EXECUTION COPY
================================================================================

                AMENDED AND RESTATED SALE AND SERVICING AGREEMENT
                                      among
                            HERCULES FUNDING TRUST I,
                                    as Issuer
                                       and
                             HERCULES FUNDING I LLC,
                                  as Depositor
                                       and
                    HERCULES TECHNOLOGY GROWTH CAPITAL, INC.,
                           as Originator and Servicer
                                       and
                               U.S. BANK NATIONAL
                            ASSOCIATION, as Indenture
                            Trustee, Paying Agent and
                              Collateral Custodian
                                       and
                         LYON FINANCIAL SERVICES, INC.,
                       d/b/a U.S. Bank Portfolio Services,
                               as Backup Servicer
                                       and
                     CITIGROUP GLOBAL MARKETS REALTY CORP.,
                   as a Noteholder and as Administrative Agent
                                       and

                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                                 as a Noteholder

                               ASSET BACKED NOTES

================================================================================

                             Dated as of May 2, 2007


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ARTICLE I             DEFINITIONS................................................................................1

                      Section 1.01.         Definitions..........................................................1
                      Section 1.02.         Other Definitional Provisions.......................................31

ARTICLE II            CONVEYANCE OF THE PURCHASED ASSETS; BORROWINGS............................................32

                      Section 2.01.         Conveyance of the Purchased Assets; Borrowings......................32
                      Section 2.02.         Ownership and Possession of Loan Files..............................33
                      Section 2.03.         Books and Records; Intention of the Parties.........................34
                      Section 2.04.         Delivery of Loan Files..............................................34
                      Section 2.05.         Acceptance by the Indenture Trustee of the Loan Files;
                                            Certification by the Collateral Custodian...........................34
                      Section 2.06.         Conditions Precedent to Closing.....................................36
                      Section 2.07.         Conditions to Borrowings............................................36
                      Section 2.08.         Conditions to Transfers of Loans....................................37
                      Section 2.09.         Extension of Amortization Date; Commencement of Amortization
                                            Period; Permitted Securitization Transactions.......................38

ARTICLE III           REPRESENTATIONS AND WARRANTIES............................................................39

                      Section 3.01.         Representations and Warranties of the Depositor.....................39
                      Section 3.02.         Representations and Warranties of the Originator....................41
                      Section 3.03.         Representations and Warranties Regarding the Loans..................43
                      Section 3.04.         Notice of Breach of Representations and Warranties..................47
                      Section 3.05.         Substitution of Loans; Repurchase or Substitutions of
                                            Ineligible Loans....................................................47
                      Section 3.06.         Optional Sales......................................................50
                      Section 3.07.         RIC/BDC Sales.......................................................52
                      Section 3.08.         Deemed Collections..................................................54

ARTICLE IV            ADMINISTRATION AND SERVICING OF LOANS.....................................................55

                      Section 4.01.         Appointment of the Servicer.........................................55
                      Section 4.02.         Duties and Responsibilities of the Servicer.........................55
                      Section 4.03.         Authorization of the Servicer.......................................57
                      Section 4.04.         Collection of Payments..............................................57
                      Section 4.05.         Servicer Advances...................................................59
                      Section 4.06.         Realization Upon Defaulted Loans or Charged-Off Loans...............59
                      Section 4.07.         Maintenance of Insurance Policies...................................60
                      Section 4.08.         Representations and Warranties of the Servicer......................60
                      Section 4.09.         Covenants of the Servicer...........................................62
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                               TABLE OF CONTENTS
                                  (continued)
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                      Section 4.10.         The Collateral Custodian............................................64
                      Section 4.11.         Representations and Warranties of the Collateral Custodian..........67
                      Section 4.12.         Covenants of the Collateral Custodian...............................68
                      Section 4.13.         The Backup Servicer.................................................69
                      Section 4.14.         Representations and Warranties of the Backup Servicer...............71
                      Section 4.15.         Covenants of the Backup Servicer....................................72
                      Section 4.16.         Payment of Certain Expenses by the Servicer and the Issuer..........73
                      Section 4.17.         Reports.............................................................73
                      Section 4.18.         Annual Statement as to Compliance...................................74
                      Section 4.19.         Annual Independent Public Accountant's Servicer Reports.............74
                      Section 4.20.         Limitation on Liability.............................................74
                      Section 4.21.         The Servicer, the Backup Servicer and the Collateral
                                            Custodian Not to Resign.............................................75
                      Section 4.22.         Access to Certain Documentation and Information Regarding
                                            the Transferred Loans...............................................75
                      Section 4.23.         Identification of Records...........................................76

ARTICLE V             ESTABLISHMENT OF TRUST ACCOUNTS...........................................................76

                      Section 5.01.         Collection Account, Principal Collections Account and
                                            Distribution Account................................................76
                      Section 5.02.         Payments to Securityholders.........................................81
                      Section 5.03.         Trust Accounts; Trust Account Property..............................81

ARTICLE VI            SPECIFICATION OF TAX MATTERS..............................................................83

                      Section 6.01.         Specification of Certain Tax Matters................................83

ARTICLE VII           COVENANTS.................................................................................84

                      Section 7.01.         Financial Covenants of Hercules.....................................84
                      Section 7.02.         Hedge Covenants.....................................................84
                      Section 7.03.         Covenants Regarding Purchased Assets................................84

ARTICLE VIII          THE SERVICER AND THE COLLATERAL CUSTODIAN.................................................85

                      Section 8.01.         Indemnification; Third Party Claims.................................85
                      Section 8.02.         Relationship of Servicer to Issuer, Owner Trustee and
                                            Indenture Trustee...................................................87
                      Section 8.03.         Servicer May Own Securities.........................................87
                      Section 8.04.         Indemnification of the Indenture Trustee, the Owner Trustee
                                            and Administrative Agent............................................88
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                               TABLE OF CONTENTS
                                  (continued)
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ARTICLE IX            SERVICER DEFAULT..........................................................................88

                      Section 9.01.         Servicer Default....................................................88
                      Section 9.02.         Appointment of Successor............................................90
                      Section 9.03.         Waiver of Defaults..................................................93
                      Section 9.04.         Accounting Upon Termination of Servicer.............................93

ARTICLE X             TERMINATION...............................................................................94

                      Section 10.01.        Termination.........................................................94
                      Section 10.02.        Optional Termination................................................94
                      Section 10.03.        Notice of Termination Date; Amounts Due and Payable.................94

ARTICLE XI            MISCELLANEOUS PROVISIONS..................................................................95

                      Section 11.01.        Acts of Securityholders.............................................95
                      Section 11.02.        Amendment...........................................................95
                      Section 11.03.        Duration of Agreement...............................................96
                      Section 11.04.        GOVERNING LAW; JURISDICTION.........................................96
                      Section 11.05.        Notices.............................................................96
                      Section 11.06.        Severability of Provisions..........................................97
                      Section 11.07.        No Partnership......................................................97
                      Section 11.08.        Counterparts........................................................97
                      Section 11.09.        Successors and Assigns..............................................97
                      Section 11.10.        Headings............................................................97
                      Section 11.11.        Actions of Securityholders..........................................98
                      Section 11.12.        Non-Petition Agreement..............................................98
                      Section 11.13.        Due Diligence.......................................................98
                      Section 11.14.        No Reliance.........................................................99
                      Section 11.15.        Conflicts...........................................................99
                      Section 11.16.        Limitation on Liability.............................................99
                      Section 11.17.        No Agency..........................................................100
                      Section 11.18.        Third Party Beneficiaries..........................................100
                      Section 11.19.        Performance by U.S. Bank...........................................100
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EXHIBIT A           Form of Borrowing Notice
EXHIBIT B           Form of Servicer Report
EXHIBIT C           Form of S&SA Assignment
EXHIBIT D           Form of Loan Schedule
EXHIBIT E-1         Form of Initial Collateral Certification
EXHIBIT E-2         Form of Final Collateral Certification
EXHIBIT F           Form of Borrowing Base Certificate
EXHIBIT G           Form of Agent and Intercreditor Provisions for Agented Notes
EXHIBIT H           Form of Assignment of Mortgage
EXHIBIT I           Section 7.01 Certification
EXHIBIT J           Form of Request for Release of Documents and Receipt
EXHIBIT K           Form of Servicer's Certificate
EXHIBIT L           Credit and Collection Policy
EXHIBIT M           Canadian Loan Criteria
EXHIBIT L           Quebec Loan Criteria

                AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

                  This Amended and Restated Sale and Servicing Agreement is entered into as of May 2, 2007, among Hercules Funding Trust I, a Delaware statutory trust, as Issuer (in such capacity, the "Issuer"), Hercules Funding I LLC, a Delaware limited liability company, as Depositor (in such capacity, the "Depositor"), Hercules Technology Growth Capital, Inc., a Maryland corporation ("Hercules"), as Originator (in such capacity, the "Originator") and as Servicer (in such capacity, the "Servicer"), Citigroup Global Markets Realty Corp., a New York corporation, as a Noteholder and as Administrative Agent (in such capacity, the "Administrative Agent"), Deutsche Bank AG, New York Branch, a duly licensed branch of Deutsche Bank AG, a German corporation, as Managing Agent for the DB Ownership Group (as defined in the Note Purchase Agreement) and a Noteholder, and U.S. Bank National Association, a national banking association, as Indenture Trustee (in such capacity, the "Indenture Trustee"), as Paying Agent (in such capacity, the "Paying Agent") and as Collateral Custodian (in such capacity, the "Collateral Custodian"), and Lyon Financial Services, Inc., a Minnesota corporation, doing business as U.S. Bank Portfolio Services, as Backup Servicer (in such capacity, the "Backup Servicer"), amending and restating the sale and servicing agreement dated August 1, 2005, as amended, among the Issuer, the Depositor, Hercules, the Servicer, the Indenture Trustee, the Initial Noteholder, the Collateral Custodian and the Backup Servicer.

                              W I T N E S S E T H:

                  In consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows for the benefit of each of them and for the benefit of the holders of the Securities:

                                   ARTICLE I

                                   DEFINITIONS

            Section 1.01. Definitions.

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations of interest with respect to the Notes described herein shall be made on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period.

                  "1940 Act": The Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

                  "Accepted Servicing Practices": The servicing practices and collection procedures of the Servicer that are in accordance with the applicable Loan Documents and Applicable Law and which are consistent with the higher standard of (i) customary servicing practices of prudent institutions which service loans or other financial assets similar to the Transferred Loans for their own account or for the account of others and (ii) the same care, skill, prudence and diligence with which the Servicer services and administers loans or other financial assets which are similar to the Transferred Loans serviced or administered pursuant to this Agreement, for its own account or for the account of others.

                  "Account Control Agreement": The securities account control agreement, dated as of the date hereof, among the Issuer, as the debtor, the Servicer and U.S. Bank, as the account bank and as the Collateral Custodian, as the same may be amended, modified, waived, supplemented or restated from time to time.

                  "Accreted Interest": The accrued interest on a PIK Loan that is added to the principal amount of such PIK Loan instead of being paid as it accrues.

                  "Accrual Period": With respect to any Payment Date of the Notes, the period from the day after the preceding Record Date (or, in the case of the first Payment Date, the period from and including the Closing Date to November 10, 2005) to and including such Record Date; provided, however, that the Accrual Period for the final Payment Date shall be the period from the day after the preceding Record Date to but excluding such final Payment Date.

                  "Administration Agreement": The Administration Agreement, dated as of August 1, 2005, between the Issuer and the Administrator, as the same may be amended, modified, waived, supplemented or restated from time to time.

                  "Administrator": Hercules, in its capacity as Administrator under the Administration Agreement.

                  "Advance Rate: On any date (a) prior to April 3, 2006, a percentage equal to 60%, and (b) on and after April 3, 2006, a percentage equal to 55%.

                  "Advances Outstanding: As of any date of determination, the aggregate principal amount of Borrowings outstanding on such date, after giving effect to all repayments of Borrowings and makings of new Borrowings on such date.

                  "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing; provided, that in the case of the Servicer or any Subsidiary, "Affiliate" shall not include any Person that is a Portfolio Investment.

                  "Agented Notes": One or more promissory notes issued by an Obligor wherein (a) the note(s) are originated in accordance with the Credit and Collection Policy as a part of a syndicated loan transaction, (b) the Issuer, as assignee of the note, will have all of the rights (but none of the obligations) of the Originator with respect to such note and the Related Property, the right to receive and collect payments whether directly in its own name or through the Originator as agent for the noteholders of such Obligor, and to enforce its rights against the Obligor thereof, (c) the note is secured by an undivided interest in the Related Property that also secures and is shared by, on a pro rata basis, all other holders of such Obligor's notes of equal priority and (d) the Originator is the agent for all noteholders of such Obligor.

                  "Aggregate Net Mark to Market Amount": As of each Record Date, the sum of all Net Mark to Market Amounts for such date for all Hedge Counterparties.

                  "Aggregate Outstanding Loan Balance": As of any date of determination, the sum of the Outstanding Loan Balances of all Eligible Loans included as part of the Collateral on such date minus the Outstanding Loan Balance of all Charged-Off Loans included as part of the Collateral (and specifically excluding all Ineligible Loans) on such date.

                  "Aggregate Unpaids": At any time, an amount equal to the sum of all unpaid Advances Outstanding, Interest Payment Amounts and Interest Carry-Forward Amounts, Hedge Breakage Costs and all other amounts owed to the Depositor, the Noteholders, the Servicer, the Backup Servicer, each Hedge Counterparty and the Indenture Trustee hereunder and the Indenture (including, without limitation, all amounts in respect of indemnities hereunder, other amounts payable under Section 8.01, Section 8.03, and amounts required to be paid under Section 5.01(c)(4) and Section 5.01(c)(5)) or under any Hedging Agreement (including, without limitation, payments in respect of the termination of any such Hedging Agreement) or by the Depositor or the Issuer or any other Person under any fee letter delivered in connection with the transactions contemplated by this Agreement, in each case whether due or accrued.

                  "Agreement": This Amended and Restated Sale and Servicing Agreement, as it may be amended and supplemented from time to time.

                  "Amendment Date": May 2, 2007

                  "Amortization Date": The date that occurs 364 days after the Amendment Date (or, if such date is not a Business Day, the preceding Business
Day), as such date may be extended pursuant to Section 2.03 of the Note Purchase Agreement.

                  "Amortization Period": The period commencing on the Amortization Date and ending on the Termination Date.

                  "Applicable Law": For any Person or property of such Person, all existing and future applicable laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority (including, without limitation, usury laws, predatory lending laws, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Federal Reserve Board), and applicable judgments, decrees, injunctions, writs, orders, or line action of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

                  "Assigned Assets": Has the meaning provided in the Loan Sale Agreement.

                  "Assignment of Mortgage": As to each Loan secured by an interest in real property, one or more assignments, notices of transfer or equivalent instruments, each in recordable form and sufficient under the laws of the relevant jurisdiction to reflect the transfer of the related mortgage, deed of trust, security deed, immovable hypothec, deed of hypothec or similar security instrument and all other documents related to such Loan to the Issuer and to Grant a perfected Lien thereon by the Issuer in favor of the Indenture Trustee, on behalf of the Noteholders, each such Assignment of Mortgage to be substantially in the form of Exhibit H hereto; provided, that with respect to Agented Notes, Assignment of Mortgage shall mean such documents, including assignments, notices of transfer or equivalent instruments, each in recordable form as necessary, as are sufficient under the laws of the relevant jurisdiction to reflect the transfer to the Originator, as collateral agent for all noteholders of the Obligor, of the related mortgage, deed of trust, security deed, immovable hypothec, deed of hypothec or other similar instrument securing such notes and all other documents relating to such notes and to grant a perfected Lien thereon by the Obligor in favor of the Originator, as collateral agent for all such noteholders.

                  "Availability": At any time during the Revolving Period, an amount equal to the excess, if any, of (i) the lesser of (a) the Facility Amount and (b) the Maximum Availability over (ii) the sum of (a) the Advances Outstanding on such day plus (b) the Aggregate Net Mark to Market Amount; provided, that on any date after the last day of the Revolving Period, the Availability shall be zero.

                  "Average Obligor Amount": As of any date of determination, the Aggregate Outstanding Loan Balance minus all amounts in excess of Concentration Limits (a) through (j) and (m), divided by the number of Obligors represented in the Aggregate Outstanding Loan Balance as of such date.

                   "Backup Servicer": Lyon Financial Services, Inc., a Minnesota corporation, doing business as U.S. Bank Portfolio Services, as Backup Servicer under this Agreement, or any successor backup servicer under this Agreement.

                  "Backup Servicer Expenses": The reasonable out-of-pocket expenses to be paid to the Backup Servicer under and in accordance with the Collateral Custodian and Backup Servicer Fee Letter.

                  "Backup Servicer Fee": The fee to be paid to the Backup Servicer under the terms of the Collateral Custodian and Backup Servicer Fee Letter.

                  "Bankruptcy Code":  Title 11 of the United States Code.

                   "Bankruptcy Event": With respect to a Person, shall be deemed to have occurred if either:

                   (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or for all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed or unstayed, and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case or proceeding under any such law now or hereafter in effect; or

                   (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its assets, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

                  "Bankruptcy Laws": The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, composition or adjustment of debts or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

                  "Bankruptcy Proceeding": Any case, action or proceeding before any Governmental Authority relating to a Bankruptcy Event.

                  "Basic Documents": This Agreement, the Indenture, the Loan Sale Agreement, the Note Purchase Agreement, the Trust Agreement, the Administration Agreement, each LSA Assignment, each S&SA Assignment, all Hedging Agreements, the Intercreditor Agreement, the Account Control Agreement, the Notes, the Citigroup Fee Letter, the DB Fee Letter, the Collateral Custodian and Backup Servicer Fee Letter, the Warrant Pledge and Security Agreement, the Warrant Participation Agreement, any UCC financing statements (or their equivalents in any Canadian jurisdiction) filed pursuant to the terms of this Agreement, the Loan Sale Agreement or the Indenture, and any additional document, letter, fee letter, certificate, opinion, agreement or writing the execution of which is necessary or incidental to carrying out the terms of the foregoing documents.

                   "Borrowing": Has the meaning set forth in Section 2.01(b) hereof.

                  "Borrowing Base": On any date of determination, an amount equal to (i) the Aggregate Outstanding Loan Balance on such date plus (ii) the Outstanding Loan Balance of all Eligible Loans to become included as part of the Collateral on such date minus (iii) the amount (calculated without duplication) by which the Eligible Loans in clauses (i) and (ii) together exceed any applicable Concentration Limits minus (iv) the Outstanding Loan Balance of any Defaulted Loans.

                   "Borrowing Base Certificate": The certificate in the form attached hereto as Exhibit F.

                   "Borrowing Date": The date identified as such in a Borrowing Notice.

                   "Borrowing Notice": The notice in the form attached hereto as Exhibit A.

                  "Business Day": Any day other than (i) a Saturday or Sunday or
(ii) a day on which banking institutions in New York City, Palo Alto, California, Florence, South Carolina or in the city in which the Corporate Trust Office (as defined in the Indenture) of the Indenture Trustee or the Paying Agent is located or the city in which the Servicer's servicing operations are located, are authorized or obligated by law or executive order to be closed.

                  "Certificateholder":  A holder of a Trust Certificate.

                  "Change-in-Control": The date on which (a) any Person or "group" acquires any "beneficial ownership" (as such terms are defined under Rule 13d-3 of, and Regulation 13D under the Exchange Act), either directly or indirectly, of stock or other equity interests or any interest convertible into any such interest in the Originator or Servicer having more than 50% of the voting power for the election of directors of the Originator or Servicer, if any, under ordinary circumstances, or (b) (except in connection with any Permitted Securitization) the Originator or Servicer sells, transfers, conveys, assigns or otherwise disposes of all or substantially all of the assets of the Originator or Servicer.

                  "Charged-Off Loan": Any Transferred Loan (i) that is 180 days or more past due (without giving effect to any Servicer Advance thereon) with respect to any interest or principal payment, (ii) as to which a Bankruptcy Event has occurred with respect to the related Obligor, (iii) as to which the related Obligor has suffered any Material Adverse Change, (iv) that is or should be written off as uncollectible by the Servicer in accordance with the Credit and Collection Policy, (v) that has been placed on non-accrual status by the Servicer in accordance with the Credit and Collection Policy, (vi) all or any portion of which has been converted into or exchanged for an Equity Security or
(vii) has been sold for less than its Outstanding Loan Balance upon foreclosure or upon exercise of remedies, provided, that only the portion of the Transferred Loan not recouped in such sale shall be deemed to be "charged-off" for purposes of clause (vii).

                  "Charged-Off Ratio": With respect to any Collection Period, the percentage equivalent of a fraction, calculated as of the Record Date for the Payment Date with respect to such Collection Period, (a) the numerator of which is equal to the aggregate Outstanding Loan Balance of all Charged-Off Loans and (b) the denominator of which is equal to the decimal equivalent of a fraction (x) the numerator of which is equal to the sum of (i) the Aggregate Outstanding Loan Balance as of the first day of such Collection Period plus (ii) the Aggregate Outstanding Loan Balance as of the last day of such Collection Period and (y) the denominator of which is 2.

                  "Citigroup Fee Letter": The fee letter dated as of the date hereof between Hercules and Citigroup Global Markets Realty Corp., as amended, supplemented, modified restated or replaced from time to time.

                  "Clean-up Call Date": The first Payment Date during the Amortization Period on which the Note Principal Balance declines to 10% or less of the aggregate Note Principal Balance as of the Amortization Date.

                  "Closing Date":  August 1, 2005.

                  "Code": The Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated by the United States Treasury thereunder.

                  "Collateral":  Has the meaning provided in the Indenture.

                  "Collateral Custodian": U.S. Bank National Association, a national banking association, as Collateral Custodian under this Agreement, or any successor collateral custodian under this Agreement.

                  "Collateral Custodian Fee": Means the fee identified as such in the Collateral Custodian and Backup Servicer Fee Letter.

                  "Collateral Custodian and Backup Servicer Fee Letter": Means the fee letter, dated as of the date hereof, among the Originator, U.S. Bank National Association as Indenture Trustee and as Collateral Custodian, the Backup Servicer and Citigroup Global Markets Realty Corp.

                  "Collection Account": The account (#790456-200) designated as such, established and maintained by the Servicer in accordance with Section 5.01(a) hereof.

                  "Collection Date": The date following the Termination Date on which the Note Principal Balance has been reduced to zero and paid in full.

                  "Collection Period": With respect to any Payment Date, the period from and including the day following the Record Date for the preceding Payment Date (or, in the case of the initial Payment Date, from and including the Closing Date) to and including the Record Date with respect to the current Payment Date.

                  "Collections": (a) All cash collections or other cash proceeds received by the Issuer or by the Servicer, the Depositor or the Originator on behalf of the Issuer from any source in payment of any amounts owed in respect of a Transferred Loan, including, without limitation, Interest Collections, Principal Collections, Insurance Proceeds, interest earnings in the Collection Account and the Principal Collections Account and all Recoveries, (b) all amounts received by the Depositor or the Issuer, as applicable, in connection with the removal of a Transferred Loan from the Collateral pursuant to Section 3.05, Section 3.06, Section 3.07 or Section 3.08, (c) any other funds received by or on behalf of the Issuer with respect to any Transferred Loan or Related Property, and (d) all payments received pursuant to any Hedging Agreement or Hedge Transaction, but excluding, in the case of (a), (b) or (c), as applicable, amounts in respect of any Retained Interest and Excluded Amounts.

                  "Commission":  The Securities and Exchange Commission.

                  "Committed Purchaser": Has the meaning provided in the Note Purchase Agreement.

                  "Concentration Account": The account (#790456-700) maintained in the name of the Originator for the purpose of receiving Collections at the Concentration Account Bank.

                  "Concentration Account Bank": U.S. Bank National Association, a national banking association, as Concentration Account Bank under the related account agreement, or any successor concentration account bank under such account agreement.

                  "Concentration Limits": On any day, each of the following (calculated and expressed in each case as a percentage of the Aggregate Outstanding Loan Balance):

                  (a) the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral to Obligors whose chief executive office is in any one state shall not exceed 70%;

                  (b) the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral to Obligors which are in the same Industry shall not exceed 55%;

                  (c) the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral to any one Obligor shall not exceed the Large Obligor Limit;

                  (d) the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral the Obligors of which are Grade 3 Obligors shall not exceed 30%;

                  (e) the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral that have interest due and payable monthly shall not be less than 75%, and not less than 100% of the Eligible Loans included in the Collateral shall have interest due and payable no less frequently than quarterly;

                  (f) the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral that are secured by a security interest in all assets of the related Obligor shall not be less than 70%;

                  (g) the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral that have at least a portion of the monthly or quarterly interest that is due under such Loans payable in cash on a current basis by the Obligors thereof shall not be less than 100%;

                  (h) the sum of the Outstanding Loan Balances of each Eligible Loan included in the Collateral which is a PIK Loan and which is either (a) a Fixed Rate Loan having a Loan Rate of less than 7.0% per annum or (b) a Floating Rate Loan having a Loan Rate of less than 7.0% per annum shall not exceed 0%;

                  (i) the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral principally secured by real property shall not exceed 40%;

                  (j) the sum of the Outstanding Loan Balances of all Eligible Loans included in the Collateral which have been included as part of the Collateral for 15 months or more shall not exceed 60% (provided, that, if a portion of a Loan has been transferred, sold, contributed or otherwise conveyed to the Originator or any Affiliate thereof as part of a Permitted Securitization that is a private placement collateralized loan or collateralized debt obligation transaction, such sum shall be calculated by treating the portion of the applicable Loan remaining in the Collateral as if such Loan was first included in the Collateral as of the closing date of such Permitted Securitization);

                  (k) if the Aggregate Outstanding Loan Balance is less than $150,000,000, the Average Obligor Amount shall not exceed $15,000,000;

                  (l) if the Aggregate Outstanding Loan Balance is greater than or equal to $150,000,000, (i) the Outstanding Loan Balance of the largest Eligible Loan included in the Collateral may not exceed $25,000,000, (ii) the Outstanding Loan Balance of each of the next three largest Eligible Loans included in the Collateral may not exceed $20,000,000, (iii) the Outstanding Loan Balance of each of the next five largest Eligible Loans included in the Collateral may not exceed $15,000,000 and (iv) the Average Obligor Amount (calculated without regard to the nine largest Eligible Loans) for all remaining loans shall not exceed $10,000,000; and

                  (m) the sum of the Outstanding Loan Balances of all Eligible Loans included in the Collateral that are Loans to Obligors organized or continued under the federal, territorial or provincial laws of, or principally located in Canada, or the Related Property by which such Loans are principally secured is located in or arises under the federal or provincial laws of, Canada shall not exceed the greater of 10% or $10,000,000.

                  "Conduit Purchaser": Has the meaning provided in the Note Purchase Agreement.

                  "Continued Errors": Has the meaning set forth in Section 9.02(d) hereof.

                  "Credit and Collection Policy": Means the written credit and collection policies and procedures of the Originator and Servicer in effect as of the Closing Date and attached hereto as Exhibit L, as such policies and procedures may be amended or supplemented from time to time in compliance with
Section 4.09(f).

                  "Daily Interest Accrual Amount": With respect to each day during an Accrual Period, an amount equal to the interest accrued at the Note Interest Rate on an amount equal to the Note Principal Balance, as determined as of the preceding Business Day after giving effect to all changes to the Note Principal Balance on or prior to such preceding Business Day.

                  "DB Fee Letter": The fee letter dated as of the date hereof between Hercules and Deutsche Bank AG, New York Branch, as amended, supplemented, modified restated or replaced from time to time.

                  "Deemed Collection":  Defined in Section 3.08.

                  "Default": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "Defaulted Loan": Any Transferred Loan (that is not a Charged-Off Loan) (a) that is 90 days or more past due with respect to any interest or principal payments or (b) that is or otherwise should be considered a Defaulted Loan by the Servicer in accordance with the Credit and Collection Policy.

                  "Default Ratio": With respect to any Collection Period, the percentage equivalent of a fraction, calculated as of the Record Date for the Payment Date with respect to such Collection Period, (a) the numerator of which is equal to the aggregate Outstanding Loan Balance of all Defaulted Loans and
(b) the denominator of which is equal to the decimal equivalent of a fraction
(x) the numerator of which is equal to the sum of (i) the Aggregate Outstanding Loan Balance as of the first day of such Collection Period and (ii) the Aggregate Outstanding Loan Balance as of the last day of such Collection Period and (y) the denominator of which is 2.

                  "Delinquent": On any day with respect to any Transferred Loan,
(i) any payment, or portion thereof, due with respect thereto, has not been made by the Obligor of such Transferred Loan on the due date of such payment or (ii) the related Obligor is not paying any of the accrued and unpaid interest thereon in cash on a current basis in violation of the terms of such Transferred Loan.

                  "Delivery": When used with respect to Trust Account Property means:

                  (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(l)(i) of the UCC and are susceptible of physical delivery (except with respect to Trust Account Property consisting of certificated securities (as defined in Section 8-102(a)(4) of the UCC)), physical delivery to the Indenture Trustee or its custodian (or the related Securities Intermediary) endorsed to the Indenture Trustee or its custodian (or the related Securities Intermediary) or endorsed in blank (and if delivered and endorsed to the Securities Intermediary, by continuous credit thereof by book-entry to the related Trust Account);

                  (b) with respect to a certificated security (i) delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or endorsed in blank to its custodian or the related Securities Intermediary and the making by such Securities Intermediary of appropriate entries in its records identifying such certificated securities as credited to the related Trust Account, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(5) of the UCC) and the making by such clearing corporation of appropriate entries in its records crediting the securities account of the related Securities Intermediary by the amount of such certificated security and the making by such Securities Intermediary of appropriate entries in its records identifying such certificated securities as credited to the related Trust Account (all of the Trust Account Property described in Subsections (a) and (b), "Physical Property"); and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian (or the related Securities Intermediary); and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (c) with respect to any security issued by the U.S. Treasury, Fannie Mae or Freddie Mac that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: the making by a Federal Reserve Bank of an appropriate entry crediting such Trust Account Property to an account of the related Securities Intermediary or the securities intermediary that is
(x) also a "participant" pursuant to applicable federal regulations and (y) is acting as securities intermediary on behalf of the Securities Intermediary with respect to such Trust Account Property; the making by such Securities Intermediary of appropriate entries in its records crediting such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations and Articles 8 and 9 of the UCC to the related Trust Account; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

                  (d) with respect to any item of Trust Account Property that is an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (c) above, registration in the records of the issuer thereof in the name of the related Securities Intermediary, and the making by such Securities Intermediary of appropriate entries in its records crediting such uncertificated security to the related Trust Account.

                  "Depositor": Hercules Funding I LLC, a Delaware limited liability company.

                  "Designated Depository Institution": With respect to an Eligible Account, an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the long-term deposits of which shall be rated "A" or better by S&P or "A2" or better by Moody's and the short-term deposits of which shall be rated "P-1" or better by Moody's and "A-1" or better by S&P, unless otherwise approved in writing by the Majority Noteholders and which is any of the following: (A) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (B) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (C) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (D) a principal subsidiary of a bank holding company or (E) approved in writing by the Majority Noteholders and, in each case acting or designated by the Servicer as the depository institution for the Eligible Account; provided, that any such institution or association shall have combined capital, surplus and undivided profits of at least $50,000,000.

                  "Distribution Account": The account established and maintained pursuant to Section 5.01(a)(2) hereof.

                  "Dollars" or "$" refers to lawful money of the United States of America.

                  "Eligible Account": At any time, an account which is: (i) maintained with a Designated Depository Institution; (ii) fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a segregated trust account) maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Indenture Trustee and the Issuer, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or (iv) with the prior written consent of the Majority Noteholders, any other account.

                  "Eligible Loan": On any date of determination, any Transferred Loan which complies with the representations and warranties set forth in Section 3.03.

                  "Eligible Obligor": On any day, any Obligor that satisfies each of the following requirements:

                  (i) such Obligor is not in the gaming, nuclear waste, oil and gas or real estate industries;

                  (ii) such Obligor is not a natural person and is a legal operating entity, duly organized and validly existing under the laws of its jurisdiction of organization;

                  (iii) the business being financed by such Obligor has an Operating History of at least 9 months from the date of its incorporation or formation;

                  (iv) such Obligor is not the subject of any Bankruptcy Event (and, as of the Transfer Date on which such Transferred Loan became part of the Collateral, such Obligor has not experienced a Material Adverse Change);

                  (v) such Obligor is not an Affiliate of any other Obligor hereto (other than as a result of being an Affiliate of the Originator);

                  (vi) no other Loan of such Obligor is Delinquent for more than 30 days;

                  (vii) such Obligor is not a Governmental Authority;

                  (viii) such Obligor is in compliance with all material terms and conditions of the Loan Documents related to the applicable Transferred Loan;

                  (ix) except as the Majority Noteholders shall otherwise agree in writing, such Obligor's principal office shall be located in the United States and any Related Property shall be located in the United States or Canada or any other country or territory of the United States (approved by the Majority Noteholders upon receipt and review of satisfactory legal due diligence, Rating Agency discussions and credit approval);

                  (x) such Obligor has an Eligible Risk Rating.

                  "Eligible Risk Rating": As of any date of determination, with respect to a designated Obligor, a risk rating of "Grade 1," "Grade 2," or "Grade 3."

                  "Eligible Servicer": (x) Hercules or (y) any other Person to which the Noteholders may consent in writing.

                  "Equity Security": Any equity security or other obligation or security that does not entitle the holder thereof to receive periodic payments of interest and one or more installments of principal.

                  "Errors": Has the meaning set forth in Section 9.02(d) hereof.

                  "Event of Default": Either a Servicer Default or an "Event of Default" under the Indenture.

                  "Exchange Act": The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Excluded Amounts": Any Collections received with respect to Loans which have been removed from the Collateral pursuant to Section 3.05,
Section 3.06, Section 3.07 or Section 3.08, to the extent such Collections are attributable to a time after the effective date of the applicable substitution, repurchase or release.

                  "Exit Fee":  An amount equal to $1,500,000.

                  "Facility Amount": On any date of determination (i) during the Revolving Period, an amount equal to $250,000,000 and (ii) after the end of the Revolving Period, an amount equal to $0.

                  "Fair Market Value": With respect to a Transferred Loan included in the Collateral if such Transferred Loan has been reduced in value on such date of determination below the original principal amount (other than as a result of the allocation of a portion of the original principal amount to warrants or other equity entitlements), the fair market value of such Transferred Loan as required by, and in accordance with, the 1940 Act and any orders of the Commission issued to the Originator, to be determined by the Board of Directors of the Originator and reviewed by its auditors and communicated to the Servicer.

                  "Fannie Mae": The Federal National Mortgage Association and any successor thereto.

                  "FDIC": The Federal Deposit Insurance Corporation and any successor thereto.

                  "Final Collateral Certification": The certification in the form of Exhibit E-2 hereto prepared by the Collateral Custodian.

                  "Fitch":  Fitch Ratings or any successor in interest.

                  "Fixed Rate Loan": A Transferred Loan other than a Floating Rate Loan.

                  "Fixed Rate Loan Percentage": As of any date of determination, the percentage equivalent of a fraction (i) the numerator of which is equal to the sum of the Outstanding Loan Balances of all Fixed Rate Loans as of such date and (ii) the denominator of which is equal to the Aggregate Outstanding Loan Balance as of such date.

                  "Floating Rate Loan": A Transferred Loan where the interest rate payable by the Obligor thereof is based on the prime interest rate (daily rate) or the London interbank offered rate (one-month, two-month, three-month, six-month or twelve-month rate), plus some specified interest percentage in addition thereto, and such Transferred Loan provides that such interest rate will reset immediately upon any change in the related prime interest rate or London interbank offered rate.

                  "Freddie Mac": The Federal Home Loan Mortgage Corporation and any successor thereto.

                  "GAAP": Generally Accepted Accounting Principles as in effect in the United States.

                  "Governmental Authority": With respect to any Person, any national, government, state, province or other political division thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government, and any court or arbitrator having jurisdiction over such Person.

                  "Grade 1 Obligor": As of any date of determination, an Obligor of any Loan that the Servicer determines to be or, in accordance with the Credit and Collection Policy, should have determined to be, classified as "Grade 1."

                  "Grade 2 Obligor": As of any date of determination, an Obligor of any Loan that the Servicer determines to be or, in accordance with the Credit and Collection Policy, should have determined to be, classified as "Grade 2."

                  "Grade 3 Obligor": As of any date of determination, any Obligor of any Loan that the Servicer determines to be or, in accordance with the Credit and Collection Policy, should have determined to be, classified as "Grade 3."

                  "Grade 4 Obligor": As of any date of determination, an Obligor of any Loan that the Servicer determines to be or, in accordance with the Credit and Collection Policy, should have determined to be, classified as "Grade 4."

                  "Grade 5 Obligor": As of any date of determination, an Obligor of any Loan that the Servicer determines to be or, in accordance with the Credit and Collection Policy, should have determined to be, classified as "Grade 5."

                  "Grant": Shall have the meaning provided in the Indenture.

                  "Group Noteholder": Shall have the meaning provided in the Note Purchase Agreement.

                  "Hedge Breakage Costs": With respect to each Hedge Counterparty upon the early termination of any Hedge Transaction with such Hedge Counterparty, the net amount, if any, payable by the Issuer to such Hedge Counterparty for the early termination of that Hedge Transaction or any portion thereof.

                  "Hedge Collateral":  Defined in Section 7.02(b).

                  "Hedge Counterparty": Means (a) Citibank N.A., New York and
(b) any other entity that (i) on the date of entering into any Hedge Transaction
(x) is an interest rate swap dealer that has been approved in writing by (I) at any time when there are two or fewer Noteholders party hereto, each Noteholder, and (II) at any time when there are more than two Noteholders party hereto, the Majority Noteholders (which approval shall not, in the case of either clause (I) or clause (II), be unreasonably withheld), and (y) has a long-term unsecured debt rating of not less than "A" by S&P, not less than "A2" by Moody's and not less than "A" by Fitch (if such entity is rated by Fitch) (the "Long-term Rating Requirement") and a short-term unsecured debt rating of not less than "A-1" by S&P, not less than "P-1" by Moody's and not less than "F1" by Fitch (if such entity is rated by Fitch) (the "Short-term Rating Requirement"), and (ii) in a Hedging Agreement (x) consents to the assignment of the Issuer's rights under the Hedging Agreement to the Indenture Trustee on behalf of the Noteholders pursuant to Section 7.02(b) and (y) agrees that in the event that Moody's, S&P or Fitch reduces its long-term unsecured debt rating below the Long-term Rating Requirement or reduces it short-term debt rating below the Short-Term Rating Requirement, it shall either collateralize its obligations in a manner satisfactory to (I) at any time when there are two or fewer Lenders party hereto, each Noteholder, and (II) at any time when there are more than two Noteholders party hereto, the Majority Noteholders, or transfer its rights and obligations under each Hedging Agreement (excluding, however, any right to net payments or Hedge Breakage Costs under any Hedge Transaction, to the extent accrued to such date or to accrue thereafter and owing to the transferring Hedge Counterparty as of the date of such transfer) to another entity that meets the requirements of clauses (b)(i) and (b)(ii) hereof and has entered into a Hedging Agreement with the Issuer on or prior to the date of such transfer.

                  "Hedge Transaction": Each interest rate swap, index rate swap or interest rate cap transaction or comparable derivative arrangements between the Issuer and a Hedge Counterparty that is entered into pursuant to Section 7.02(a) and is governed by a Hedging Agreement.

                  "Hedging Agreement": The agreement between the Issuer and a Hedge Counterparty that governs one or more Hedge Transactions entered into by the Issuer and such Hedge Counterparty pursuant to Section 7.02(a), which agreement shall consist of a "Master Agreement" in a form published by the International Swaps and Derivatives Association, Inc., together with a "Schedule" thereto, and each "Confirmation" thereunder confirming the specific terms of each such Hedge Transaction.

                  "Indemnified Parties": Has the meaning set forth in Section 8.01(c) hereof.

                  "Indenture": The Indenture dated as of August 1, 2005, between the Issuer and the Indenture Trustee, as it may be amended or supplemented from time to time.

                  "Indenture Trustee": U.S. Bank National Association, a national banking association, as indenture trustee under the Indenture, or any successor indenture trustee under the Indenture.

                  "Indenture Trustee Fee": Shall have the meaning given such term in the Collateral Custodian and Backup Servicer Fee Letter.

                  "Independent": When used with respect to any specified Person, such Person (i) is in fact independent of the Originator, the Servicer, the Depositor or any of their respective Affiliates, (ii) does not have any direct financial interest in, or any material indirect financial interest in, the Originator, the Servicer, the Depositor or any of their respective Affiliates and (iii) is not connected with the Originator, the Depositor, the Servicer or any of their respective Affiliates, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Originator, the Depositor, the Servicer or any of their respective Affiliates merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Originator, the Depositor, the Servicer or any of their respective Affiliates, as the case may be.

                  "Industry": The industry of an Obligor as determined, in the discretion of the Originator, by reference to either (a) the four digit standard industry classification (SIC) codes or (b) the Dow Jones VentureOne Industry Segments.

                  "Ineligible Loan": Shall have the meaning given such term in
Section 3.05(b)(i).

                  "Initial Collateral Certification": The certification in the form of Exhibit E-1 hereto prepared by the Collateral Custodian.

                  "Insurance Policy": With respect to any Transferred Loan included in the Collateral, an insurance policy covering physical damage to or loss to any assets or Related Property of the Obligor securing such Transferred Loan.

                  "Insurance Proceeds": Any amounts payable or any payments made to the Depositor or to the Servicer on its behalf under any Insurance Policy.

                  "Intercreditor Agreement": The Intercreditor and Concentration Account Administration Agreement, dated as of the date hereof, by and among U.S. Bank National Association, as the Indenture Trustee, Hercules Technology Growth Capital, Inc., as the originator and as the original servicer, Hercules Funding Trust I, as the issuer and each other Person that from time to time executes a joinder thereto, as amended, modified, waived, supplemented, restated or replaced from time to time.

                  "Interest Carry-Forward Amount": With respect to any Payment Date, an amount equal to the excess, if any, of the Interest Payment Amount for the immediately preceding Payment Date over the amount that was actually paid from the Distribution Account in respect of interest on the immediately preceding Payment Date, together with any Interest Carry-Forward Amount remaining unpaid from any previous Payment Date, with interest on any such unpaid amounts at the Note Interest Rate.

                  "Interest Collections": Any and all amounts received with respect to a Transferred Loan from or on behalf of the related Obligor that are deposited into the Collection Account, or received by the Issuer or by the Servicer or Originator on behalf of the Depositor in respect of Transferred Loans, not constituting Principal Collections, and, solely for the purposes of calculating the Portfolio Yield, any and all amounts accrued in respect of any fees (but only to the extent such fees are not part of the Retained Interest or were not received during such Collection Period) owed by any Obligor in respect of any Transferred Loan (net of any payment owed by the Issuer to, and including any receipts from, any Hedge Counterparties).

                  "Interest Payment Amount": With respect to any Payment Date and each Ownership Group, the sum of the applicable Daily Interest Accrual Amounts for all days in the related Accrual Period.

                  "ISDA Definitions": The 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc.

                  "Issuer": Hercules Funding Trust I, a Delaware statutory trust.

                  "Large Obligor Limit": As of any date of determination, an amount equal to the greater of (i) 10% of the Aggregate Outstanding Loan Balance (not to exceed $25,000,000) as of such date and (ii) $10,000,000.

                  "LIBOR Business Day": Any day on which banks in the City of London are open and conducting transactions in United States dollars.

                  "LIBOR Determination Date": With respect to each Accrual Period, the second LIBOR Business Day prior to the end of the month immediately preceding the month in which such Accrual Period commenced.

                  "LIBOR Margin": Has the meaning set forth in the Note Purchase Agreement.

                  "Lien": With respect to any asset, (a) any mortgage, lien, pledge, charge, security interest, hypothecation, option or encumbrance of any kind in respect of such asset or (b) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

                  "Loan": Any senior or subordinate loan arising from the extension of credit to an Obligor in the ordinary course of the Originator's business including, without limitation, all Revolving Loans, PIK Loans and Agented Notes, and including monies due and owing and all Interest Collections, Principal Collections and other amounts received from time to time with respect to such loan or note receivable and all Proceeds thereof.

                  "Loan Checklist" means the list delivered to the Indenture Trustee and Collateral Custodian pursuant to Section 2.04 of this Agreement that identifies the documents contained in the related Loan File.

                  "Loan Documents": With respect to any Loan, each related promissory note and any related loan agreement, security agreement, mortgage, moveable or immoveable hypothec, deed of hypothec, assignments, guarantees, note purchase agreement, intercreditor and/or subordination agreement, and UCC financing statements and continuation statements (including amendments or modifications thereof) executed by the Obligor thereof or by another Person on the Obligor's behalf in respect of such Loan and each related promissory note, including, without limitation, general or limited guaranties and, for each Loan secured by real property an Assignment of Mortgage, and for each promissory note, an assignment (which may be by allonge), in blank, signed by an officer of the Originator.

                  "Loan File": With respect to any Loan, each of the Loan Documents related thereto as reflected on the Loan Checklist accompanying such File..

                  "Loan Rate": For each Transferred Loan in a Collection Period, the current cash pay interest rate for such Transferred Loan in such period, as specified in the related Loan Documents.

                  "Loan Sale Agreement": The Loan Sale Agreement, between Hercules, as seller, and the Depositor, as purchaser, dated as of August 1, 2005, as it may be supplemented and amended from time to time.

                  "Loan Schedule": The schedule of Loans conveyed to the Issuer on each Transfer Date and delivered to the Administrative Agent (with a copy to each Purchaser, the Indenture Trustee and the Collateral Custodian) in connection with each Borrowing or as new Loans are contributed to the Depositor, initially as set forth in Exhibit D hereto.

                  "Loan Tape": Has the meaning set forth in the Section 4.13(b)(ii).

                  "LSA Assignment": The assignment of Assigned Assets from the Originator to the Depositor under the Loan Sale Agreement.

                  "Lyon Financial": Lyon Financial Services, Inc., a Minnesota company, d/b/a U.S. Bank Portfolio Services.

                  "Majority Certificateholders": Has the meaning set forth in the Trust Agreement.

                  "Majority Noteholders": The holder or holders of in excess of 50% of the Note Principal Balance; provided that at any time when there are less than three unaffiliated Group Noteholders, Majority Noteholders shall mean each Group Noteholder. In the event of the release of the Lien of the Indenture in accordance with the terms thereof, the Majority Noteholders shall mean the Majority Certificateholders.

                  "Material Adverse Change": With respect to any Person, any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person.

                  "Material Adverse Effect": With respect to any event or circumstance, means a material adverse effect on, as applicable, (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Servicer, the Depositor, the Backup Servicer or the Collateral Custodian, (b) the validity, enforceability or collectibility of this Agreement, any other Basic Document or the Purchased Assets, (c) the rights and remedies of any Purchaser or the Indenture Trustee on behalf of the Noteholders under this Agreement or any Basic Document or (d) the ability of any of the Servicer, the Depositor, the Issuer, the Backup Servicer or the Collateral Custodian to perform its obligations under this Agreement or any other Basic Document, or (e) the status, existence, perfection, priority, or enforceability of the interest of the Issuer in the Purchased Assets or of the Indenture Trustee on behalf of the Noteholders in the Collateral.

                  "Maximum Availability": On any date of determination (a) during the Revolving Period, an amount equal to the sum of (i) the lesser of (x) the Borrowing Base minus the Required Equity Contribution and (y) the product of the Borrowing Base times the Advance Rate plus (ii) the amount of Principal Collections on deposit in the Collection Account and the Principal Collections Account received in reduction of the Outstanding Loan Balance of any Transferred Loan, and (b) after the Revolving Period, an amount equal to the Advances Outstanding.

                  "Moody's": Moody's Investors Service, Inc., or any successor thereto.

                  "Net Mark to Market Amount": With respect to each Hedge Counterparty, as set forth on each Servicer Report for each Record Date, the excess, if any, of (a) the amount that would be payable by the Issuer to such Hedge Counterparty over (b) the amount that would be payable by such Hedge Counterparty to the Issuer, if all Hedge Transactions of the Issuer with such Hedge Counterparty were being terminated as of such date, which amount (i) shall have been provided to the Servicer by such Hedge Counterparty for inclusion in each Servicer Report and (ii) shall have been determined by such Hedge Counterparty in good faith and in accordance with its usual business practices; provided, that such valuation will be based on a mid-market valuation of each such Hedge Transaction and as such will be an indicative valuation calculation, it being understood that the amount that would be payable by either party in the event of any termination of any Hedge Transaction would be determined in accordance with the provisions of the applicable Hedging Agreement governing a termination due to an event of default or termination event and would be subject to market conditions at the time the applicable Hedge Transaction is terminated.

                  "Net Worth": With respect to any Person, the excess of total assets of such Person, over total liabilities of such Person, determined in accordance with GAAP.

                  "Nonutilization Fee": Has the meaning set forth in the Note Purchase Agreement.

                  "Note":  Has the meaning set forth in the Indenture.

                  "Noteholder":  Has the meaning set forth in the Indenture.

                  "Note Interest Rate": With respect to each Accrual Period, (a) with respect to the Note Principal Balance funded by each Committed Purchaser at any time or funded by each Conduit Purchaser following the Revolving Period or the occurrence of an Event of Default or Trigger Event, a per annum interest rate equal to One-Month LIBOR for the related LIBOR Determination Date plus the LIBOR Margin and (b) with respect to the Note Principal Balance funded by the Conduit Purchaser in the DB Ownership Group during the Revolving Period, the DB Cost of Funds Rate as identified in the Note Purchase Agreement.

                  "Note Majority": With respect to Agented Notes, the holders of the notes evidencing not less than 66?% of the outstanding amount of all such notes issued by the Obligor.

                  "Note Principal Balance": With respect to the Notes, as of any date of determination (a) the aggregate of all Borrowings consummated on or prior to such date of determination minus (b) the aggregate of all amounts previously distributed in respect of principal of the Notes on or prior to such date of determination.

                  "Note Purchase Agreement": The Amended and Restated Note Purchase Agreement among the Administrative Agent, the Issuer, the Originator, the Conduit Purchasers, the DB Managing Agent, the Committed Purchasers and the Depositor, dated as of May 2, 2007, as it may be amended or supplemented from time to time.

                  "Obligor": With respect to any Loan, the Person or Persons obligated to make payments pursuant to such Loan, including any guarantor thereof. For purposes of calculating any of the Concentration Limits, all Loans included in the Collateral or to become part of the Collateral the Obligor of which is an Affiliate of another Obligor shall be aggregated with all Loans of such other Obligor, for example, if Corporation A is an Affiliate of Corporation B; and the aggregate Outstanding Loan Balance of all of Corporation A's Loans in the Collateral constitutes 10% of the Aggregate Outstanding Loan Balance and the aggregate Outstanding Loan Balance of all Corporation B's Loans in the Collateral constitute 10% of the Aggregate Outstanding Loan Balance, the Obligor concentration for Corporation A would be 20% and the Obligor concentration for Corporation B would be 20%.

                  "Officer's Certificate": A certificate signed by a Responsible Officer of the Person delivering such certificate, in each case as required by this Agreement.

                  "One-Month LIBOR": For any Accrual Period and any Borrowing, the rate determined by the Administrative Agent on the related Borrowing Date on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such date (rounded up to the nearest whole multiple of 1/16%); provided, that if such rate does not appear on Telerate Page 3750, the rate for such date will be the rate determined by reference to such other comparable publicly available service publishing such rates as may be selected by the Administrative Agent in its sole reasonable discretion and communicated to the Servicer. The Administrative Agent shall have the sole discretion to reset One-Month LIBOR daily.

                  "Operating History": With respect to any specified Person, the time since the date of such Person's incorporation or formation that it has continuously operated its business; provided, that the Operating History of any Person, newly formed as a result of a merger of two or more Persons or as a result of the acquisition of one or more Persons by a newly formed Person ("Merged Parties") shall be based on the weighted average (by relative sales) of the Operating Histories of the Merged Parties (excluding for such purposes, entities that are created only for the purpose of being acquisition entities), for example, if Corporation A with sales of $10 million has an Operating History of four years and Corporation B with sales of $20 million has an Operating History of eight years, merge to form NEWCO, the Operating History of NEWCO will be 6.67 years.

                  "Opinion of Counsel": A written opinion of counsel who may be employed by the Servicer, the Depositor, the Originator or any of their respective Affiliates, in form and substance satisfactory to the Majority Noteholders.

                  "Optional Sale Date": Any Business Day during the Revolving Period, provided 30 days' prior written notice is given in accordance with
Section 3.06(a)(i).

                  "Originator": Hercules and its permitted successors and assigns.

                  "Originator Indemnified Party": Has the meaning set forth in
Section 8.01(c) hereof.

                  "Outstanding Loan Balance": With respect to any Loan, as of any date of determination, the lesser of (i) the Fair Market Value of such Loan and (ii) the total remaining amounts of principal payable by the Obligor thereof, excluding principal payments in respect of Accreted Interest (it being understood that any principal amount previously covered by a Servicer Advance will be excluded from the principal amounts payable for purposes of this definition).

                  "Ownership Group": Has the meaning provided in the Note Purchase Agreement.

                  "Owner Trustee": Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and any successor owner trustee under the Trust Agreement.

                  "Owner Trustee Fee": Means the fee identified as such in the Owner Trustee Fee Letter.

                  "Owner Trustee Fee Letter": Means the fee letter, dated as of the date hereof, among the Originator, the Depositor and the Owner Trustee.

                  "Paying Agent": A Person that meets the eligibility standards for the Indenture Trustee specified in Section 3.03 of the Indenture and authorized by the Issuer to make payments to and distributions from the Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer. The initial Paying Agent for all purposes under the Basic Documents shall be the Indenture Trustee.

                  "Payment Date": The 15th day of each calendar month, or if any such day is not a Business Day, the first Business Day following such day, commencing on September 15, 2005.

                  "Percentage Interest": Has the meaning set forth in the Trust Agreement and the Indenture, as applicable.

                  "Permitted Investments":  Each of the following:

                  (a) Direct general obligations of the United States or the obligations of any agency or instrumentality of the United States fully and unconditionally guaranteed, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States;

                  (b) Federal Housing Administration debentures rated "Aa2" or higher by Moody's and "AA" or better by S&P;

                  (c) Freddie Mac senior debt obligations rated "Aa2" or higher by Moody's and "AA" or better by S&P;

                  (d) Federal Home Loan Banks' consolidated senior debt obligations rated "Aa2" or higher by Moody's and "AA" or better by S&P;

                  (e) Fannie Mae senior debt obligations rated "Aa2" or higher by Moody's;

                  (f) Federal funds, certificates of deposit, time and demand deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated "A-1" or better by S&P and "P-1" or better by Moody's;

                  (g) Investment agreements approved by the Majority Noteholders; provided:

                  1. the agreement is with a bank or insurance company which has an unsecured, uninsured and unguaranteed obligation (or claims-paying ability) rated "Aa2" or better by Moody's and "AA" or better by S&P; and

                  2. monies invested thereunder may be withdrawn without any penalty, premium or charge upon not more than one day's notice (provided such notice may be amended or canceled at any time prior to the withdrawal date); and

                  3. the agreement is not subordinated to any other obligations of such insurance company or bank; and

                  4. the same guaranteed interest rate will be paid on any future deposits made pursuant to such agreement; and

                  5. the Indenture Trustee and each Purchaser receive an Opinion of Counsel that such agreement is an enforceable obligation of such insurance company or bank;

                  (h) Commercial paper (having original maturities of not more than 365 days) rated "A-1" or better by S&P and "P-1" or better by Moody's;

                  (i) Investments in money market funds rated "AAAM" or "AAAM-G" by S&P and "Aaa" or "P-1" by Moody's;

                  (j) Investments approved in writing by the Majority
Noteholders;

provided that no instrument described above is permitted to evidence either the right to receive (i) only interest with respect to obligations underlying such instrument or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

                  Each of the Permitted Investments may be purchased by the Indenture Trustee or through an Affiliate of the Indenture Trustee.

                  "Permitted Liens": (a) With respect to the Transferred Loans, Liens in favor of the Issuer created pursuant to this Agreement and Liens in favor of the Indenture Trustee, on behalf of the Noteholders, created pursuant to the Indenture; and

                  (b) with respect to the Issuer's interest in the Related Property, any of the following as to which no enforcement, collection, execution, levy, foreclosure or realization proceedings shall have been commenced:

                           (i) Liens for taxes, fees, assessments or other
                  governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; provided, that such Liens do not have priority over any of the Originator's Liens and the related Obligor maintains adequate reserves therefor in accordance with GAAP;

                           (ii) Liens securing claims or demands of materialmen,
                  artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of the related Obligor's business and imposed without action of such parties; provided, that the payment thereof is not yet required;

                           (iii) Liens arising from judgments, decrees or
                  attachments in circumstances which do not constitute an "event of default" under the related Loan Documents;

                           (iv) the following deposits, to the extent made in
                  the ordinary course of business: deposits under worker's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than liens arising under ERISA or environmental liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;

                           (v) purchase money liens on equipment (to the extent
                  permitted under the related Loan Documents) which has been acquired or held by the related Obligor and such Liens are incurred for financing the acquisition of the equipment, if, the Liens are confined to the equipment and proceeds of the equipment;

                           (vi) Liens incurred in connection with the extension,
                  renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) through (iv) above; provided, that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced (as may have been reduced by any payment thereon) does not increase;

                           (vii) Liens held by senior lenders with respect to
                  subordinated Transferred Loans; and

                           (viii) with respect to Agented Notes, Liens in favor
                  of the collateral agent on behalf of all noteholders of the related Obligor.

                  "Permitted Securitization": Any financing transaction undertaken by the Originator, the Depositor or an Affiliate of the Originator or the Depositor that is secured, directly or indirectly, by any Loan currently or formerly included in the Collateral or any portion thereof or interest therein, including any sale, lease, whole loan sale, asset securitization, secured loan or other transfer.

                  "Person": Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

                  "Physical Property": Has the meaning set forth in clause (b) of the definition of "Delivery" above.

                  "PIK Loan": A Loan which provides for a portion of the interest that accrues thereon to be added to the principal amount of such Loan for some period of time prior to such Loan requiring the current cash payment of such interest on a monthly or quarterly basis, which cash payment shall be treated as Interest Collections at the time it is received.

                  "Portfolio Investment": Any investment made by the Originator in the ordinary course of business in a Person that is accounted for under GAAP as a portfolio investment of the Originator.

                  "Portfolio Yield": As of each Record Date, the annualized percentage equivalent of a fraction (a) the numerator of which is equal to all Interest Collections deposited in the Collection Account during the related Collection Period minus the sum of (i) the Interest Payment Amount and any Interest Carry-Forward Amount, (ii) the Servicing Fee and (iii) any Trust Fees and Expenses and (b) denominator of which is equal to the Aggregate Outstanding Loan Balance as of the first day of the related Collection Period.

                  "Prepaid Loan": Any Transferred Loan (other than a Charged-Off
Loan) that was terminated or has been prepaid in full or in part prior to its scheduled maturity date.

                  "Predecessor Servicer Work Product": Has the meaning set forth in Section 9.02(d) hereof.

                  "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

                  "Proceeds": With respect to any Collateral, whatever is receivable or received when such Collateral is sold, collected, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any Insurance Policy relating to such Collateral.

                  "Purchased Assets": All right, title and interest, whether now owned or hereafter acquired or arising, and wherever located, of the Depositor in and to the property described in clauses (i) through (xi) below and all accounts, cash and currency, chattel paper, tangible chattel paper, electronic chattel paper, copyrights, copyright licenses, other intellectual property rights, equipment, fixtures, contract rights, general intangibles, instruments, certificates of deposit, certificated securities, uncertificated securities, financial assets, securities entitlements, commercial tort claims, deposit accounts, inventory, investment property, letter-of-credit rights, software, supporting obligations, accessions, and other property consisting of, arising out of, or related to any of the following (in each case excluding the Retained Interest and the Excluded Amounts):

                  (i) the Transferred Loans, and all monies due or to become due in payment of such Transferred Loans on and after the related Transfer Date, including but not limited to all Collections and all obligations owed to the Originator in connection with the Transferred Loans;

                  (ii) any Related Property securing or purporting to secure the Transferred Loans (to the extent the Originator, other than solely in its capacity as collateral agent under any loan agreement with an Obligor, has been granted a Lien thereon) including the related security interest granted by the Obligor under the Transferred Loans, all proceeds from any sale or other disposition of such Related Property;

                  (iii) all security interests, Liens, guaranties, warranties, letters of credit, accounts, bank accounts, mortgages or other encumbrances and property subject thereto from time to time purporting to secure payment of any Transferred Loan, together with all UCC financing statements or similar filings relating thereto;

                  (iv) all claims (including "claims" as defined in Bankruptcy Code ss. 101(5)), suits, causes of action, and any other right of the Originator, whether known or unknown, against the related Obligors, if any, or any of their respective Affiliates, agents, representatives, contractors, advisors, or any other Person that in any way is based upon, arises out of or is related to any of the foregoing, including, to the extent permitted to be assigned under applicable law, all claims (including contract claims, tort claims, malpractice claims, and claims under any law governing the purchase and sale of, or indentures for, securities), suits, causes of action, and any other right of the Originator against any attorney, accountant, financial advisor, or other Person arising under or in connection with the related Loan Documents;

                  (v) all cash, securities, or other property, and all setoffs and recoupments, received or effected by or for the account of the Originator under such Transferred Loans (whether for principal, interest, fees, reimbursement obligations, or otherwise) after the related Transfer Date, including all distributions obtained by or through redemption, consummation of a plan of reorganization, restructuring, liquidation, or otherwise of any related Obligor or the related Loan Documents, and all cash, securities, interest, dividends, and other property that may be exchanged for, or distributed or collected with respect to, any of the foregoing;

                  (vi) all Insurance Policies;

                  (vii) the Loan Documents with respect to such Transferred
Loans;

                  (viii) the Collection Account, the Principal Collections Account, the Distribution Account, the Concentration Account (to the extent that amounts on deposit in or credited to the Concentration Account relate to the Collateral), together with all funds held in or credited to such accounts (to the extent that amounts on deposit in or credited to the Concentration Account relate to the Collateral), and all certificates and instruments, if any, from time to time representing or evidencing each of the foregoing or such funds;

                  (ix) any Hedging Agreement and any payment from time to time due thereunder;

                  (x) the Loan Sale Agreement and the assignment to the Indenture Trustee of all UCC financing statements filed by the Depositor against the Originator under or in connection with the Loan Sale Agreement; and

                  (xi) the proceeds of each of the foregoing.

                  "Rating Agencies": S&P, Moody's and Fitch or such other nationally recognized credit rating agencies as may from time to time be designated in writing by the Majority Noteholders in their sole discretion.

                  "Record Date": With respect to each Payment Date, the 10th day of each calendar month occurring during the calendar month of such Payment Date, or if any such day is not a Business Day, the first Business Day following such day, commencing November 11, 2005.

                  "Recoveries": With respect to any Defaulted Loan or Charged-Off Loan, proceeds of the sale of any Related Property, proceeds of any related Insurance Policy, and any other recoveries with respect to such Transferred Loan and Related Property, and amounts representing late fees and penalties, net of Liquidation Expenses and amounts, if any, received that are required to be refunded to the Obligor on such Transferred Loan.

                  "Reference Bank": Any bank that provides information for purposes of determining One-Month LIBOR.

                  "Related Property": With respect to any Loan, any property or other assets of the Obligor thereunder pledged or purported to be pledged as collateral or in which a Lien has been granted or purported to be granted to secure the repayment of such Loan and including, without limitation, intellectual property rights. In no event shall Related Property include any Warrant Assets.

                  "Released Amounts": With respect to any payment or Collection received with respect to any Transferred Loan on any Business Day (whether such payment or Collection is received by the Servicer, the Originator or the Depositor), an amount equal to that portion of such payment or collection constituting Excluded Amounts or Retained Interest.

                  "Renewal Fee": A fee payable by the Issuer in connection with any extension of the Amortization Date pursuant to Section 2.03 of the Note Purchase Agreement, in an amount equal to the product of (a) 0.25% times (b) the Borrowing Base as determined as of the Business Day prior to the effective date of such extension of the Amortization Date.

                  "Replaced Loan":  Defined in Section 3.05(a).

                  "Required Equity Contribution": As of any date of determination, an amount equal to $25,000,000.

                  "Required Opinions": One reliance letter from Pepper Hamilton LLP regarding four opinions, one security interest opinion from Pepper Hamilton LLP, one reliance letter from Nixon Peabody LLP, one reliance letter from Lyon Financial, three bring-down letters or opinions from Winston & Strawn LLP and one bring-down letter or opinion from Venable LLP, all dated as of the Amendment Date and addressed to each Group Noteholder and in form and substance acceptable to each Group Noteholder.

                  "Reserve Interest Rate": With respect to any LIBOR Determination Date, the rate per annum that the Administrative Agent determines to be either (i) the arithmetic mean (rounded to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Administrative Agent are quoting on the relevant LIBOR Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Administrative Agent can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Administrative Agent are quoting on such LIBOR Determination Date to leading European banks.

                  "Responsible Officer":  When used with respect to:

                  (a) the Indenture Trustee, the Collateral Custodian or the Paying Agent, any officer within the Corporate Trust Office of such Person, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject;

                  (b) the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and any officer of the Administrator who is identified on the list of Responsible Officers delivered by the Administrator on the date hereof (as such list may be modified or supplemented from time to time thereafter) to the Indenture Trustee and the Owner Trustee; and

                  (c) the Depositor, the Servicer, the Originator or any Affiliate of any of them, the Controller, the President, any Vice President or the Treasurer of such Person.

                  "Retained Interest": With respect to each Transferred Loan, the following interests, rights and obligations in such Transferred Loan and under the associated Loan Documents, which are being retained by the Originator:
(a) all of the obligations, if any, to provide additional funding with respect to such Transferred Loan, (b) all of the rights and obligations, if any, of the agent(s) under the documentation evidencing such Transferred Loan, (c) the applicable portion of the interests, rights and obligations under the documentation evidencing such Transferred Loan that relate to such portion(s) of the indebtedness that is owned by another lender or is being retained by the Originator, (d) any unused, commitment or similar fees associated with the additional funding obligations that are not being transferred in accordance with clause (a) of this definition, (e) any agency or similar fees associated with the rights and obligations of the agent that are not being transferred in accordance with clause (b) of this definition, (f) any advisory, consulting or similar fees due from the Obligor associated with services provided by the agent that are not being transferred in accordance with clause (b) of this definition, and (g) any origination or underwriting fee paid to the Originator in connection with the origination or acquisition of such Transferred Loan.

                  "Retransfer Price":  Defined in Section 3.05(b).

                  "Review Criteria":  Defined in Section 2.05(b)(ii).

                  "Revolving Loan": Any Loan that is a line of credit or other similar extension of credit by the Originator where the Originator's commitment under such Loan is not fully funded and/or the proceeds of such Loan may be repaid and reborrowed.

                  "Revolving Period": The period commencing on the Closing Date and ending on the Business Day preceding the earlier of (i) the Amortization Date and (ii) the Termination Date.

                  "RIC/BDC Requirements": The requirements (including, without limitation, requirements pertaining to asset diversification) Hercules Technology Growth Capital, Inc. must satisfy to maintain its status as a "business development company," within the meaning of the Small Business Incentive Act of 1980, and its election to be treated as a "registered investment company" under the Code.

                  "RIC/BDC Sale":  Defined in Section 3.07(a).

                  "RIC/BDC Sale Date": The Business Day identified by the Borrower to each Noteholder and the Trustee in a RIC/BDC Sale Notice as the proposed date of a RIC/BDC Sale.

                  "RIC/BDC Sale Notice":  Defined in Section 3.07(a)(i).

                  "Rolling Three-Month Charged-Off Ratio": As of any date, the percentage equivalent of a fraction (a) the numerator of which equals the sum of the Charged-Off Ratios for the three Collection Periods immediately preceding such date (or such lesser number of Collection Periods as shall have elapsed as of such date), and (b) the denominator of which equals three (or such lesser number described in clause (a)).

                  "Rolling Three-Month Default Ratio": As of any date, the percentage equivalent of a fraction (a) the numerator of which equals the sum of the Default Ratios for the three Collection Periods immediately preceding such date (or such lesser number of Collection Periods as shall have elapsed as of such date), and (b) the denominator of which equals three (or such lesser number described in clause (a)).

                  "Rolling Three-Month Yield": As of any date, the percentage equivalent of a fraction (a) the numerator of which equals the sum of the Portfolio Yields for the three Collection Periods immediately preceding such date (or such lesser number of Collection Periods as shall have elapsed as of such date), and (b) the denominator of which equals three (or such lesser number described in clause (a)).

                  "Rolling Twelve-Month Charged-Off Ratio": As of any Record Date, the percentage equivalent of a fraction (a) the numerator of which is equal to the sum of the Charged-Off Ratios for the Collection Period related to such Record Date and each of 11 preceding Record Dates (or such lesser number of Collection Periods as shall have elapsed as of such date), and (b) the denominator of which is 12 (or such lesser number described in clause (a)).

                  "S&P": Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc.

                  "S&SA Assignment": An assignment of Purchased Assets from the Depositor to the Issuer pursuant to this Agreement, in the form of Exhibit C hereto.

                  "Sales Price": With respect to any Transferred Loan and all Related Property and other Collateral constituting part of the Purchased Assets with respect to such Transferred Loan, an amount determined by multiplying the Advance Rate times the Outstanding Loan Balance of such Transferred Loan.

                  "Scheduled Payment": On any Record Date, with respect to any Transferred Loan, each monthly or quarterly payment (whether principal, interest or principal and interest) scheduled to be made by the related Obligor after such Record Date under the terms of such Transferred Loan.

                  "Securities": The Notes and the Trust Certificates.

                  "Securities Act": The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Securities Intermediary": A "securities intermediary" as defined in Section 8-102(a)(14) of the UCC that is holding a Trust Account for the Indenture Trustee as the sole "entitlement holder" with respect thereto as defined in Section 8-102(a)(7) of the UCC.

                  "Securityholder":  Any Noteholder or Certificateholder.

                  "Servicer": Hercules, in its capacity as the servicer hereunder, or any successor appointed as herein provided.

                  "Servicer Advance":  Defined in Section 4.05 hereof.

                  "Servicer Default": Has the meaning set forth in Section 9.01 hereof.

                  "Servicer Indemnified Party": Has the meaning set forth in
Section 8.01(a) hereof.

                  "Servicer Report": A report substantially in the form of Exhibit B hereto, to be delivered as contemplated by Section 4.17(a).

                  "Servicing Fee": For each Payment Date, an amount equal to the sum of the products, for each day during the related Collection Period, of (a) a fraction, the numerator of which is the sum of (i) the Aggregate Outstanding Loan Balance as of the first day of such Collection Period plus (ii) the Aggregate Outstanding Loan Balance as of the last day of such Collection Period, and the denominator of which is two, (b) the Servicing Fee Rate, and (c) a fraction, the numerator of which is 1 and the denominator of which is 360.

                  "Servicing Fee Rate":  A rate equal to 1.0% per annum.

                  "Servicing Records": All documents, books, records and other information (including, without limitation, computer programs, tapes, disks, data processing software and related property rights) prepared and maintained by the Servicer with respect to the Loans, any item of Related Property and the related Obligors, other than the Loan Documents.

                  "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished by the Servicer on the date hereof to the Issuer and the Indenture Trustee, on behalf of the Noteholders, as such list may from time to time be amended.

                  "Solvent": As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property owned by such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair salable value of the property owned by such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital.

                  "State": Any one of the states of the United States of America or the District of Columbia.

                  "Subsidiary": With respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

                  "Successor Engagement Fee": The "One-Time Successor Engagement Fee," as defined in the Collateral Custodian and Backup Servicer Fee Letter.

                  "Successor Servicer":  Defined in Section 9.02(a).

                  "Tangible Net Worth": With respect to any Person, as of any date of determination, the consolidated Net Worth of such Person and its Subsidiaries, less the consolidated net book value of all assets of such Person and its Subsidiaries (to the extent reflected as an asset in the balance sheet of such Person or any Subsidiary at such date) which will be treated as intangibles under GAAP, including, without limitation, such items as deferred financing expenses, net leasehold improvements, good will, trademarks, trade names, service marks, copyrights, patents, licenses and unamortized debt discount and expense; provided, that residual securities issued by such Person or its Subsidiaries shall not be treated as intangibles for purposes of this definition.

                  "Termination Date": The earliest of (i) the date designated as such by either the Citigroup Group Noteholder or the DB Group Noteholder in its sole discretion by written notice to the Servicer and the Indenture Trustee following the occurrence of an Event of Default or a Trigger Event, (ii) the date upon which this Agreement terminates pursuant to Section 10.01 or is optionally terminated by the Servicer pursuant to Section 10.02, (iii) the date of the occurrence of a Bankruptcy Event with respect to the Servicer, the Depositor or the Issuer and (iv) the date that is six months following the Amortization Date.

                  "Termination Price": Has the meaning set forth in Section
10.02 hereof.

                  "Third Party Claim": Has the meaning set forth in Section 8.01(d) hereof.

                  "Transfer Date": With respect to each Transferred Loan, the date specified as the "Transfer Date" in the related S&SA Assignment, on and after which Collections on such Transferred Loan shall be included as part of the Collateral.

                  "Transferred Loans": Each Loan that is purchased by the Depositor or received by the Depositor as a contribution to the capital of the Depositor under the Loan Sale Agreement, and sold or contributed to the Issuer hereunder; provided, that the term Transferred Loan shall not include any Retained Interests.

                  "Transition Costs": Has the meaning set forth in Section 9.02(a) hereof.

                  "Trigger Event": Shall exist, as of any date of determination, if any of the following events shall have occurred and be continuing:

                  (i) the Rolling Three-Month Yield is less than 8.0%;

                  (ii) the weighted average Risk Rating of Obligors with respect to the Transferred Loans included in the Collateral is less than 3.0;

                  (iii) the Rolling Three-Month Charged-Off Ratio as of any Record Date is greater than 4.0%;

                  (iv) the Rolling Three-Month Default Ratio as of any Record Date is greater than 6.0%;

                  (v) Rolling Twelve-Month Charged-Off Ratio as of any Record Date is greater than 12.0%; or

                  (vi) The amount described in clause (ii) of the definition of "Availability" shall exceed the amount described in clause (i) of the definition of "Availability" and such condition shall not be cured within three Business Days of the occurrence thereof.

                  "Trust Account Property": The Trust Accounts, all amounts and investments held from time to time in the Trust Accounts and all proceeds of the foregoing.

                  "Trust Accounts": The Distribution Account, the Collection Account and the Principal Collections Account.

                  "Trust Agreement": The Trust Agreement dated as of August 1, 2005 between the Depositor and the Owner Trustee, as it may be amended and supplemented from time to time.

                  "Trust Certificate": Has the meaning set forth in the Trust Agreement.

                  "Trust Fees and Expenses": As of each Payment Date, an amount equal to the Owner Trustee Fee, if applicable, and the Indenture Trustee Fee, the Collateral Custodian Fee, the Backup Servicer Fee, the Backup Servicer Expenses, and any expenses of the Servicer, the Owner Trustee, the Indenture Trustee, the Collateral Custodian and the Backup Servicer under any Basic Documents.

                  "UCC": The Uniform Commercial Code as in effect in the State of New York.

                  "UCC Assignment": A financing statement meeting the requirements of the UCC of the relevant jurisdiction to reflect an assignment of a secured party's interest in collateral.

                  "UCC Financing Statement": A financing statement meeting the requirements of the UCC of the relevant jurisdiction.

                  "Underlying Note": Each promissory note of an Obligor evidencing a Loan.

                  "Unreimbursed Servicer Advances": As of any Payment Date, the amount of all previous Servicer Advances (or portions thereof) as to which the Servicer has not been reimbursed as of such time pursuant to Section 5.01(c) on a prior Payment Date.

                  "U.S. Bank": U.S. Bank National Association, a national banking association.

                  "Warrant Asset": Means any equity purchase warrants or similar rights convertible into or exchangeable or exercisable for any equity interests received by Hercules as an "equity kicker" from the Obligor in connection with such Transferred Loan; provided that the term Warrant shall in no event include the right of Hercules to participate as an investor in future equity financings by an Obligor.

                  "Warrant Participation Agreement": The warrant participation agreement relating to the Warrant Assets, dated as of August 1, 2005, by and among the Originator and Citigroup Global Markets Realty Corp., as initial noteholder, as amended, supplemented, modified, restated or replaced from time to time.

                  "Warrant Pledge and Security Agreement": The second amended and restated warrant pledge and security agreement relating to the Warrant Assets and certain other equity purchase warrants or similar rights convertible into or exchangeable or exercisable for any equity interests received by Hercules in connection with its origination activities, dated as of May 2, 2007, by and among the Originator, Citigroup Global Markets Realty Corp., as a security holder, Deutsche Bank AG, New York Branch, as a security holder, and U.S. Bank, as the escrow agent thereunder, as amended, supplemented, modified, restated or replaced from time to time.

                  "Weighted Average Life": At any date of determination, with respect to any Loan, is determined by: (a) multiplying the number of months from and including the month in which such date of determination falls to but excluding the month when each Scheduled Payment is to be received under such Loan by the amount of each such Scheduled Payment, (b) summing said products,
(c) dividing the sum total by the total amount of all Scheduled Payments to be received under the Loan, and (d) dividing the total by 12.

               Section 1.02. Other Definitional Provisions.

                  (a) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                  (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

                  (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

                  (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                   ARTICLE II

                       CONVEYANCE OF THE PURCHASED ASSETS;
                                   BORROWINGS

               Section 2.01. Conveyance of the Purchased Assets; Borrowings.

                  (a) Conveyance of the Purchased Assets. (i) On each Transfer Date during the Revolving Period, in consideration of the payment of the Sales Price therefor and subject to the satisfaction of the conditions to each Transfer set forth in Section 2.08 hereof, the Depositor hereby sells and assigns to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Purchased Assets identified in the applicable S&SA Assignment and the related Loan Schedule, together with all of the Depositor's right, title and interest in and to (but none of its obligations under) the Loan Sale Agreement and all proceeds of the foregoing.

                  (ii) On each Transfer Date, the Issuer hereby purchases, and acknowledges the conveyance to it, of the Purchased Assets identified in the applicable S&SA Assignment and the related Loan Schedule, receipt of which is hereby acknowledged by the Issuer. Concurrently with such delivery, as of the applicable Transfer Date, the Issuer Grants the Purchased Assets identified in the applicable S&SA Assignment and the related Loan Schedule (a copy of which has or will concurrently therewith be delivered to the Indenture Trustee) to the Indenture Trustee pursuant to the Indenture as security for the Issuer's obligations under the Indenture and the other Basic Documents.

                  (iii) On the Closing Date, and in exchange for the conveyances of Purchased Assets contemplated hereby, the Owner Trustee, pursuant to the instructions of the Depositor, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) and caused the Trust Certificates to be authenticated and delivered (which may be by facsimile transmission or in an electronic format) to or at the direction of the Depositor.

                  (iv) Notwithstanding anything to the contrary herein, in no event shall the Issuer be required to purchase the Purchased Assets identified in any S&SA Assignment and the related Loan Schedule on any Transfer Date if the conditions precedent to the applicable Transfer set forth in Section 2.08 have not been fulfilled.

                  (v) The Servicer shall, at its own expense, within one Business Day following each Transfer Date, indicate in its computer files that the Purchased Assets identified in the applicable S&SA Assignment and the related Loan Schedule have been sold to the Issuer pursuant to this Agreement.

                  (vi) Subject to Section 3.01(o), the parties hereto intend that the conveyances contemplated hereby be sales from the Depositor to the Issuer of the Purchased Assets identified in each S&SA Assignment and related Loan Schedule. In the event the transactions with respect to the Purchased Assets set forth herein are deemed not to be a sale, the Depositor hereby grants to the Issuer a security interest in all of the Depositor's right, title and interest in, to and under such Purchased Assets, to secure all of the Depositor's obligations hereunder, and this Agreement shall constitute a security agreement under Applicable Law.

                  (b) Borrowings. (i) Pursuant to the Note Purchase Agreement, the Issuer may, at its sole option, from time to time request by delivery to the Administrative Agent and each Group Noteholder (with a copy to the Indenture Trustee) of a Borrowing Notice, that the Noteholders make an advance of funds to the Issuer (each, a "Borrowing") on any Borrowing Date and, upon satisfaction of the conditions precedent to such Borrowing in Section 2.07 and Section 2.10(b) hereof and Section 3.01 of the Note Purchase Agreement, the Noteholders shall remit on such Borrowing Date, to or at the direction of the Depositor, an amount equal to the requested Borrowing. The amount of any Borrowing shall be at least equal to $1,000,000.

                  (ii) The Servicer shall appropriately note each Borrowing (and the increased Note Principal Balance) in each Servicer Report; provided, that the failure to make any such notation or any error in such notation shall not adversely affect any Noteholder's rights with respect to its Note Principal Balance and its right to receive interest and principal payments in respect of the Note Principal Balance held by such Noteholder. Each Group Noteholder shall record on the schedule attached to such Noteholder's Note, the date and amount of any Borrowing advanced by it; provided, that failure to make such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder's rights with respect to its Note Principal Balance and its right to receive interest and principal payments in respect of the Note Principal Balance held by such Noteholder.

                  (iii) Absent manifest error, the Note Principal Balance of each Note as set forth in each such Group Noteholder's records shall be binding upon the Indenture Trustee, the Noteholders and the Issuer, notwithstanding any notation made by the Servicer in its Servicer Report pursuant to the preceding paragraph.

                  (iv) Notwithstanding anything to the contrary herein, in no event shall the Noteholders be required to advance Borrowings if the conditions precedent to the making of Borrowings set forth in Section 2.07 hereof and
Section 3.01 of the Note Purchase Agreement have not been fulfilled.

               Section 2.02. Ownership and Possession of Loan Files.

                  With respect to each Loan, as of the related Transfer Date, the ownership of the related Loan Documents shall be vested in the Issuer as part of the Collateral for the benefit of the Noteholders, and the related Loan Documents shall be Granted and pledged to the Indenture Trustee on behalf of the Noteholders, and the Collateral Custodian shall take possession of the Loan Files as contemplated in Section 2.04 hereof.

                  Section 2.03. Books and Records; Intention of the Parties.

                  On the Closing Date, the Depositor shall, at such party's sole expense, cause to be filed UCC Financing Statements naming the Issuer as "secured party" and describing the Purchased Assets being sold by the Depositor to the Issuer with the office of the Secretary of State of the state in which the Depositor is "located" for purpose of the applicable UCC and in any other jurisdictions as shall be necessary to perfect a security interest in the Purchased Assets. In addition, on the Closing Date, the Originator shall, at its expense, cause to be filed UCC Financing Statements naming the Depositor as "secured party" and describing the Assigned Assets being sold by the Originator to the Depositor with the office of the Secretary of the State in which the Originator is "located" for purpose of the applicable UCC and in such other jurisdictions as shall be necessary to perfect a security interest in the Assigned Assets.

                  Section 2.04. Delivery of Loan Files.

                  (a) The Originator shall, with respect to each Loan subject to a Transfer, as of the related Transfer Date, (i) no later than 12:00 p.m. New York City time on the related Transfer Date, deliver or cause to be delivered to the Collateral Custodian, as the designated agent of the Indenture Trustee, by facsimile transmission or in an electronic format mutually agreed to by the Originator, the Noteholders and the Indenture Trustee, the Loan Schedule and a copy of each executed Underlying Note endorsed in blank and (ii) within two Business Days after such Transfer Date, deliver (or caused to be delivered) to the Collateral Custodian each original and duly executed Underlying Note and Assignment of Mortgage (if any), in each case endorsed in blank, any security agreement related to each such Loan, and all other Loan Documents for each such Loan, including a Loan Checklist for such Loan being transferred (on which List the Collateral Custodian shall rely).

                  (b) The Indenture Trustee shall cause the Collateral Custodian to take and maintain continuous physical possession of the Loan Files delivered to it by the Originator in the State of South Carolina and, in connection therewith, shall act solely as agent for the Indenture Trustee on behalf of the Noteholders in accordance with the terms hereof and not as agent for the Originator, the Servicer or any other party.

                  Section 2.05. Acceptance by the Indenture Trustee of the Loan Files; Certification by the Collateral Custodian.

                  (a) Based on the Final Collateral Certification received by it from the Collateral Custodian and as of the date of delivery thereof, the Indenture Trustee acknowledges receipt of the Loan Files delivered to the Collateral Custodian on behalf of the Indenture Trustee pursuant to Section 2.04 and declares that it holds and will continue to hold directly the Loan Documents and any amendments, replacements or supplements thereto and all other assets constituting the Collateral delivered to it in trust for the use and benefit of all present and future Noteholders.

                  (b) (i) On or before 3:00 p.m. New York City time on the related Transfer Date, the Collateral Custodian will deliver to the Noteholders, with a copy to the Indenture Trustee, the Backup Servicer, the Collateral Custodian and the Originator, an Initial Collateral Certification, confirming whether or not it has received a copy of each executed Underlying Note endorsed in blank, for each Loan identified on the Loan Schedule to the S&SA Assignment with respect to such Transfer Date.

                  (ii) Within five Business Days after its receipt of the remaining Loan Documents for each such Transferred Loan, the Collateral Custodian shall review the related Loan Documents to confirm that: (A) each related Underlying Note has been properly executed and has no missing or mutilated pages, (B) UCC Financing Statements and other filings required by the related Loan Documents have been made, (C) other than in the case of a Transferred Loan secured by receivables only (as identified on the Loan Checklist), an Insurance Policy is contained in such Loan Documents with respect to any real or personal property constituting the Related Property for such Transferred Loan, (D) the related Outstanding Loan Balance, and Obligor name with respect to such Transferred Loan is accurately reflected on the related Loan Schedule and (E) based on the Loan Documents received, such Transferred Loan is not already included in the Collateral (collectively, the "Review Criteria"). Upon completion of such review the Collateral Custodian will deliver a Final Collateral Certification to the Noteholders, with a copy to the Indenture Trustee, the Backup Servicer, the Collateral Custodian and the Originator, confirming its receipt of the Loan Documents. Such certification will also contain an exception report attached as Attachment A thereto which will identify any Transferred Loans for which (i) the Collateral Custodian has not received a Loan Document or (ii) any Review Criteria is not satisfied.

                  (iii) The Originator shall have ten Business Days to deliver any missing Loan Documents or correct any non-compliance with any Review Criteria. If after the conclusion of such time period the Originator has not delivered such missing Loan Document or cured any non-compliance by a Transferred Loan with any Review Criteria and such failure has a material adverse effect on the value or enforceability of any Transferred Loan or the interests of the Noteholders in any Transferred Loan, such Transferred Loan shall be deemed to be an Ineligible Loan and the Depositor shall repurchase such Transferred Loan pursuant to Section 3.05(b) within one Business Day after notice thereof at the Retransfer Price thereof by depositing such Retransfer Price in the Collection Account; provided that the Originator shall not be required to pay the Retransfer Price with respect to any such Transferred Loan to the extent that, after giving effect to the removal of such Loan from the Collateral, the Availability shall exceed $0. In lieu of such a repurchase, the Depositor and Originator may comply with the substitution provisions of Section 3.05(a). On or prior to the date of such substitution or repurchase, the Originator shall deliver to the Noteholders, with a copy to the Indenture Trustee, the Backup Servicer and the Collateral Custodian, a certification of a Responsible Officer indicating that the Originator intends to cause the Issuer to repurchase or substitute such Transferred Loan.

                  (iv) It is understood and agreed that the obligation of the Originator to repurchase or substitute any such Transferred Loan pursuant to this Section 2.05(b) and Section 3.05 shall constitute the sole remedy with respect to such failure to comply with the foregoing delivery requirements.

                  (c) In performing its reviews of the Loan Documents, the Collateral Custodian shall have no responsibility to determine the genuineness of any document contained therein and any signature thereon. The Collateral Custodian shall not have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction.

                  Section 2.06. Conditions Precedent to Closing. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions precedent as of the Closing Date:

                  (a) all conditions precedent to closing under Section 4.01 of the Note Purchase Agreement shall have been fulfilled;

                  (b) all conditions precedent to the Depositor's purchase and contribution of any Purchased Assets to be transferred on the Closing Date pursuant to the Loan Sale Agreement shall have been fulfilled;

                  (c) the Originator and Citigroup Global Markets Realty Corp., as initial noteholder, shall have executed and delivered the Warrant Participation Agreement;

                  (d) the Originator shall have delivered to Citigroup Global Markets Realty Corp., as initial noteholder, a copy of the Credit and Collection Policy;

                  (e) the Originator, Citigroup Global Markets Realty Corp., as initial noteholder, and the Indenture Trustee shall have executed and delivered the Warrant Pledge and Security Agreement;

                  (f) the Originator shall have delivered to Citigroup Global Markets Realty Corp., as initial noteholder, evidence of the amendment or partial termination, as the case may be, in form and substance reasonably satisfactory to Citigroup Global Markets Realty Corp., as initial noteholder, of the UCC-1 financing statement previously filed with the Maryland Department of Assessments and Taxation naming Hercules Technology Growth Capital, Inc. as debtor and Alcmene Funding, L.L.C. as the secured party;

                  (g) the Originator shall have delivered to Citigroup Global Markets Realty Corp., as initial noteholder, copies of fully-executed amendments, in form and substance reasonably satisfactory to Citigroup Global Markets Realty Corp., as initial noteholder, to (i) that certain Credit Agreement, dated as of April 12, 2005, among Hercules, Alcmene Funding, L.L.C. and the other lenders party thereto, and (ii) that certain Pledge and Security Agreement, dated as of April 12, 2005, by Hercules in favor of Alcmene Funding, L.L.C., together with such other amendments or terminations of security documents or other ancillary documents related to such credit agreement as Citigroup Global Markets Realty Corp., as initial noteholder, may reasonably require;

                  (h) the Depositor shall have taken any action reasonably requested by the Indenture Trustee, the Issuer or Citigroup Global Markets Realty Corp., as initial noteholder, required to maintain or evidence the ownership interest of the Issuer in the Purchased Assets and the security interest of the Indenture Trustee in the Collateral.

                  Section 2.07. Conditions to Borrowings. On the Closing Date and on any Business Day during the Revolving Period, the Issuer may, upon two Business Days' notice to the Administrative Agent and each Group Noteholder (with a copy to the Indenture Trustee), request a Borrowing from the Noteholders. Any Borrowing (including any Borrowing made on the Closing Date) shall be subject to the following conditions:

                  (a) the Servicer shall have delivered on behalf of the Issuer a Borrowing Notice and a Borrowing Base Certificate;

                  (b) all conditions precedent to the Noteholders' advance of the Borrowing under Section 3.01 of the Note Purchase Agreement shall have been fulfilled as of such Borrowing Date.

                  (c) as of such date, neither the Originator nor the Depositor shall have reason to believe that its insolvency is imminent;

                  (d) on and as of such date, after giving effect to such Borrowing, the Availability shall exceed zero;

                  (e) the Depositor shall have taken any action reasonably requested by the Indenture Trustee, the Issuer or any Purchaser required to maintain or evidence the ownership interest of the Issuer in the Purchased Assets and the security interest of the Indenture Trustee in the Collateral;

                  (f) the Depositor shall have deposited, or caused to be deposited, in the Collection Account all Collections received with respect to each of the Loans Transferred on and after the Closing Date;

                  (g) neither the Termination Date nor the Amortization Date shall have occurred;

                  (h) each of the representations and warranties made by the Originator contained in Section 3.03 with respect to the Loans on the Closing Date shall be true and correct as of the applicable Borrowing Date (in the case of a Borrowing other than on the Closing Date, with the same effect as if then made) and each of the Depositor and the Originator shall have performed all obligations to be performed by it under the Basic Documents on or prior to such Borrowing Date; provided that, if any representation or warranty made by the Originator pursuant to Section 3.03 shall be incorrect as of any Transfer Date with respect to any Loan to be purchased on such date, the Issuer shall only be relieved of its obligation to purchase such Loan affected by such breach and, assuming satisfaction or waiver of the other conditions set forth in this clause
(h), the Issuer shall nonetheless be obligated to purchase all Loans to be purchased on such date that are unaffected by such breach;

                  (i) it shall be a condition to the initial Borrowing that the Servicer shall have delivered the form of Servicer Report, to be attached hereto as Exhibit B, to the Backup Servicer, the Indenture Trustee and each Purchaser;

                  (j) the Required Opinions shall have been delivered to each Group Noteholder; and

                  (k) any fees due and owing pursuant to the DB Fee Letter shall have been paid.

                  Section 2.08. Conditions to Transfers of Loans. On the Closing Date and on any Business Day during the Revolving Period, the Depositor may convey Loans to the Issuer (each such conveyance, a "Transfer"). Any Transfer (including any Transfer made on the Closing Date) shall be subject to the following conditions:

                  (a) At least two Business Days prior to the proposed Transfer Date, the Servicer shall give notice to the Noteholders and the Indenture Trustee (with a copy to the Collateral Custodian and the Backup Servicer) of such proposed Transfer Date and provide an estimate of the number of Loans and aggregate Outstanding Loan Balance of such Loans proposed to be conveyed to the Issuer on such Transfer Date.

                  (b) On the Business Day prior to the proposed Transfer Date, the Issuer shall deliver to the Noteholders and the Indenture Trustee (with a copy to the Collateral Custodian and the Backup Servicer) a final Loan Schedule setting forth the Loans proposed to be transferred on such Transfer Date.

                  (c) On the applicable Transfer Date, the Issuer shall deliver to the Noteholders and the Indenture Trustee (with a copy to the Collateral Custodian and the Backup Servicer) a fully-executed S&SA Assignment and a final Loan Schedule setting forth the Loans Transferred on such Transfer Date.

                  (d) If the Issuer will consummate a Borrowing on such Date in connection with the applicable Transfer, the conditions precedent to such Borrowing set forth in Section 2.07 hereof and Section 3.01 of the Note Purchase Agreement shall be satisfied.

                  (e) As of the applicable Transfer Date, neither the Originator nor the Depositor shall have reason to believe that its insolvency is imminent.

                  (f) The Depositor shall have taken any action reasonably requested by the Indenture Trustee, the Issuer or any Group Noteholder required to maintain or evidence the ownership interest of the Issuer in the Purchased Assets and the security interest of the Indenture Trustee in the Collateral.

                  (g) Neither the Termination Date nor the Amortization Date shall have occurred.

                  (h) Each of the representations and warranties made by the Originator contained in Section 3.03 with respect to the Loans made on the Closing Date shall be true and correct as of the applicable Transfer Date, with the same effect as if then made, and each of the Depositor and the Originator shall have performed all obligations to be performed by it under the Basic Documents on or prior to such Transfer Date; provided that, if any representation or warranty made by the Originator pursuant to Section 3.03 shall be incorrect as of any Transfer Date with respect to any Loan to be purchased on such date, the Issuer shall only be relieved of its obligation to purchase such Loan affected by such breach and, assuming satisfaction or waiver of the other conditions set forth in this clause (h), the Issuer shall nonetheless be obligated to purchase all Loans to be purchased on such date that are unaffected by such breach.

                  Section 2.09. Extension of Amortization Date; Commencement of Amortization Period; Permitted Securitization Transactions.

                  (a) If the Issuer shall decline to extend the then-current Amortization Date in accordance with the provisions of Section 2.03 of the Note Purchase Agreement, the Exit Fee shall become due and payable by Hercules to Citigroup Global Markets Realty Corp. on the next Payment Date unless (x) Hercules and Citigroup Global Markets Realty Corp. shall have entered into a binding commitment letter pursuant to which all or substantially all of the Transferred Loans then included in the Collateral shall be refinanced pursuant to either (i) a Permitted Securitization in which an Affiliate of Citigroup Global Markets Realty Corp. shall act as sole lead manager or (ii) another financing transaction in a form to be agreed between Hercules and the Administrative Agent pursuant to such Commitment Letter, under which Citigroup Global Markets Realty Corp. or an Affiliate of Citigroup Global Markets Realty Corp. will arrange or provide financing for such Transferred Loans, or (y) Citigroup Global Markets Realty Corp. shall have declined to offer to enter into a binding commitment letter with Hercules with respect to a refinancing transaction of the type contemplated by clauses (x)(i) or (ii) above on terms not materially less favorable to Hercules and substantially similar to terms generally available to Hercules in the securitization market (as evidenced by not less than two binding commitment letters from investment banks and/or commercial banks of national or international standing proposing such a refinancing transaction).

                  (b) In the event that the Amortization Date is not extended pursuant to Section 2.03 of the Note Purchase Agreement, the Amortization Period shall automatically commence on the Amortization Date. The Servicer shall deliver notice of any extension or non-extension pursuant to this Section 2.03 of the Note Purchase Agreement to the Indenture Trustee promptly, and in no event later than the Business Day following such extension or non-extension.

                  Section 2.10. Conditions Precedent to Amending. The effectiveness of the amendments contained in this Agreement shall be subject to the satisfaction of the following conditions precedent as of the Amendment Date:

                  (a) The Note Purchase Agreement shall have been executed by each party thereto and delivered;

                  (b) The Fourth Amendment to the Warrant Participation Agreement shall have been executed by each party thereto and delivered;

                  (c) The First Amendment to Joinder in Intercreditor and Concentration Account Administration Agreement shall have been executed by each party thereto and delivered;

                  (d) The Second Amended and Restated Warrant Pledge and Security Agreement shall have been executed by each party thereto and delivered;

                  (e) The First Supplemental Indenture shall have been executed by each party thereto and delivered;

                  (f) The First Amendment to Securities Account Control Agreement shall have been executed by each party thereto and delivered;

                  (g) The First Amendment to Loan Sale Agreement shall have been executed by each party thereto and delivered;

                  (h) Notes in the names of each Group Noteholder shall have been executed and delivered to each Group Noteholder; and

                  (i) Neither the Termination Date nor an Event of Default shall have occurred.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  Section 3.01. Representations and Warranties of the Depositor.

                  The Depositor hereby represents, warrants and covenants to the other parties hereto and the Noteholders that as of the Amendment Date and as of each Transfer Date:

                  (a) The Depositor is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has, and had at all relevant times, full power to own its property, to carry on its business as currently conducted and to enter into and perform its obligations under each Basic Document to which it is a party;

                  (b) The execution and delivery by the Depositor of each Basic Document to which the Depositor is a party and its performance of and compliance with all of the terms thereof will not violate the Depositor's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which are applicable to the Depositor or any of its assets;

                  (c) The Depositor has the full power and authority to enter into and consummate the transactions contemplated by each Basic Document to which the Depositor is a party, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party; each Basic Document to which it is a party, assuming due authorization, execution and delivery by the other party or parties thereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) The Depositor is not in violation of, and the execution and delivery by the Depositor of each Basic Document to which the Depositor is a party and its performance and compliance with the terms of each Basic Document to which the Depositor is a party will not constitute a violation with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over it or its business, which violation would materially and adversely affect the financial condition or operations of the Depositor or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

                  (e) There are no actions or proceedings against, or investigations of, the Depositor currently pending with regard to which the Depositor has received service of process, and no action or proceeding against, or investigation of, the Depositor is, to the knowledge of the Depositor, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) would prohibit its entering into any of the Basic Documents to which it is a party or render the Securities invalid, (B) seeks to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by any of the Basic Documents to which it is a party or (C) would prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any of the Basic Documents to which it is a party or the Securities;

                  (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, any of the Basic Documents to which the Depositor is a party or the Securities, or for the consummation of the transactions contemplated by any of the Basic Documents to which the Depositor is a party, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to such date;

                  (g) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of any of the Basic Documents to which it is a party or the assumption of any of its obligations thereunder; no petition of bankruptcy (or similar Bankruptcy Proceeding) has been filed by or against the Depositor;

                  (h) The Depositor did not transfer the Purchased Assets sold to the Issuer with any intent to hinder, delay or defraud any of its creditors; nor will the Depositor be rendered insolvent as a result of such sale or pledge;

                  (i) The Depositor had good and valid title to, and was the sole owner of the Purchased Assets sold by the Depositor to the Issuer, free and clear of any Lien other than Permitted Liens and any such Lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Depositor will have delivered to the Issuer good and valid title to, and the Issuer will be the sole owner of, each item in the Purchased Assets transferred by the Depositor and, subject to the Indenture, the Indenture Trustee will have a first priority perfected security interest in each item of Collateral, in each case free and clear of any Lien;

                  (j) The Depositor acquired title to the Purchased Assets in good faith, without notice of any adverse claim;

                  (k) None of the Basic Documents to which the Depositor is a party, nor any Officer's Certificate, statement, report or other document prepared by the Depositor and furnished or to be furnished by it pursuant to any of the Basic Documents to which it is a party or in connection with the transactions contemplated thereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

                  (l) The Depositor is not required to be registered as an "investment company," under the 1940 Act;

                  (m) The Depositor's principal place of business and chief executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, or at such other address as shall be designated by such party in a written notice to the other parties hereto;

                  (n) The Depositor covenants that during the continuance of this Agreement it will comply in all respects with the provisions of its organizational documents in effect from time to time; and

                  (o) The transfer of the Purchased Assets by the Depositor to the Issuer pursuant to the Basic Documents upon completion pursuant to the Basic Documents of the sale of the Notes by the Issuer to the Noteholders, was intended to constitute a financing of such Purchased Assets for tax and consolidated accounting purposes (with a notation that it is treating the transfers as a sale for legal and all other purposes on its books, records and financial statements, in each case, consistent with GAAP).

                  Section 3.02. Representations and Warranties of the
Originator.

                  The Originator hereby represents and warrants to the other parties hereto and the Noteholders that as of the Closing Date and as of each Transfer Date:

                  (a) The Originator is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, is duly qualified, in good standing and licensed to carry on its business in each state where the conduct of its business requires it to be so qualified and licensed and has full corporate power and authority to own its property, to carry on its business as currently conducted and to enter into and perform its obligations under each Basic Document to which it is a party;

                  (b) The execution and delivery by the Originator of each Basic Document to which it is a party and its performance of and compliance with the terms thereof will not violate the Originator's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Originator is a party or which may be applicable to the Originator or any of its assets in each case that is likely to affect materially and adversely its ability to carry out the transactions contemplated hereby;

                  (c) The Originator has the full power and authority to enter into and consummate all transactions contemplated by the Basic Documents to be consummated by it, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party; each Basic Document to which it is a party, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a valid, legal and binding obligation of the Originator, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) The Originator is not in violation of, and the execution and delivery of each Basic Document to which it is a party by the Originator and its performance and compliance with the terms of each Basic Document to which it is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over it or its business, which violation would materially and adversely affect the financial condition, business or operations of the Originator or its properties or materially and adversely affect the performance of its duties under any Basic Document to which it is a party;

                  (e) There are no actions or proceedings against, or investigations of, the Originator currently pending with regard to which the Originator has received service of process, and no action or proceeding against, or investigation of, the Originator is, to the Originator's knowledge, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) would prohibit its entering into any Basic Document to which it is a party or render the Securities invalid, (B) seeks to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by any Basic Document to which it is a party or (C) would prohibit or materially and adversely affect the sale and contribution of the Assigned Assets to the Depositor, the performance by the Originator of its obligations under, or the validity or enforceability of, any Basic Document to which it is a party or the Securities;

                  (f) No consent, approval, authorization or order of any court or governmental agency or body is required for: (1) the execution, delivery and performance by the Originator of, or compliance by the Originator with, any Basic Document to which it is a party, (2) the sale and contribution of the Assigned Assets to the Depositor, or (3) the consummation of the transactions required of it by any Basic Document to which it is a party, except such as shall have been obtained before such date, other than: (A) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the sale of the Purchased Assets to the Issuer, (B) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (C) where the lack of such consent, approval, authorization, qualification, registration, filing or notice is unlikely to have a material adverse effect on its performance hereunder;

                  (g) Immediately prior to the sale of the Assigned Assets to the Depositor, the Originator had good and valid title to the Assigned Assets sold by it on such date free and clear of all Liens other than Permitted Liens;

                  (h) The Originator is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations under each Basic Document to which it is a party; it will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its obligations under each Basic Document to which it is a party; no petition of bankruptcy (or similar Bankruptcy Proceeding) has been filed by or against the Originator prior to the date hereof;

                  (i) The Originator has transferred the Assigned Assets transferred by it on each Transfer Date without any intent to hinder, delay or defraud any of its creditors;

                  (j) The Originator has received fair consideration and reasonably equivalent value in exchange for the Assigned Assets sold and contributed by it on each Transfer Date to the Depositor;

                  (k) The Originator has not dealt with any broker or agent or other Person who might be entitled to a fee, commission or compensation in connection with the transaction contemplated by this Agreement;

                  (l) The Originator's principal place of business and chief executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 or at such other address as shall be designated by such party in a written notice to the other parties hereto;

                  (m) The Originator and the Servicer acknowledge and agree that the Servicing Fee represents reasonable compensation for the performance of the servicing duties hereunder and that the entire Servicing Fee shall be treated by the Servicer and the Originator, for accounting purposes, as compensation for the servicing and administration of the Transferred Loans pursuant to this Agreement; and

                  (n) The Originator is in compliance with the financial covenants set forth in Section 7.01.

                  It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the respective Loan Files to the Collateral Custodian, as the agent of the Indenture Trustee, and shall inure to the benefit of the Noteholders, the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee and the Issuer. Upon discovery by the Originator, the Servicer, the Indenture Trustee or the Issuer of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any item of Collateral or the interests of the Noteholders in any item of Collateral or in the Securities, the party discovering such breach shall give prompt written notice to the other parties. The fact that the Noteholders have conducted or have failed to conduct any partial or complete due diligence investigation of the Loan Files shall not affect any rights of the Securityholders' under this Agreement.

                  Section 3.03. Representations and Warranties Regarding the Loans.

                  The Originator hereby represents and warrants, to the Indenture Trustee, for the benefit of the Noteholders, that as of the Closing Date with respect to each Loan sold to the Issuer on the Closing Date, if any, and as of each Transfer Date with respect to each Loan sold to the Issuer on each Transfer Date:

                  (a) the Loan is evidenced by a promissory note that has been duly authorized and that, together with the related Loan Documents, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Loan to pay the stated amount of the Loan and interest thereon, and the related Loan Documents are enforceable against such Obligor in accordance with their respective terms;

                  (b) the Loan was originated in accordance with the terms of the Credit and Collection Policy and arose in the ordinary course of the Originator's business from the lending of money to the related Obligor;

                  (c) the Loan is not a Defaulted Loan or a Charged-Off Loan, and no payment or portion thereof is more than 30 days Delinquent;

                  (d) the Obligor of such Loan has executed all appropriate documentation required by the Originator, as required by, and in accordance with, the Credit and Collection Policy;

                  (e) the Loan, together with the Loan Documents related thereto, is a "general intangible," an "instrument," a "payment intangible," an "account," or "chattel paper" within the meaning of the UCC of all jurisdictions that govern the perfection of the security interest granted therein;

                  (f) all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the making of such Loan have been duly obtained, effected or given and are in full force and effect;

                  (g) any applicable taxes in connection with the transfer of such Loan have been paid and the Obligor has been given any assurances (including with respect to the payment of transfer taxes and compliance with securities laws) required by the Loan Documents in connection with the transfer of the Loan;

                  (h) the Loan is denominated and payable only in Dollars in the United States;

                  (i) the Loan bears some current cash interest, which is due and payable monthly or quarterly;

                  (j) the Loan, together with the related Loan Documents, was originated in accordance with, and does not contravene in any material respect any Applicable Laws (including, without limitation, laws, rules and regulations relating to usury, predatory lending, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy);

                  (k) the Loan, together with the related Loan Documents, is fully assignable without consent of the applicable Obligor or any agent with respect to the Loan (except for such consents which have been obtained prior to the related Transfer Date), (and, if such Loan is secured by an interest in real property, an Assignment of Mortgage, in a form reasonably approved by the Group Noteholders and attached hereto as Exhibit H prior to the first Borrowing pursuant to which a Loan secured by an interest in real property shall become part of the Collateral, has been delivered to the Collateral Custodian);

                  (l) the Loan was documented and closed in accordance with the Credit and Collection Policy, and there is only one current original of each promissory note representing all or a portion of the Outstanding Loan Balance of any Loan that is included in the Collateral, and each such note has been delivered to the Collateral Custodian on behalf of the Indenture Trustee, duly endorsed as Collateral;

                  (m) the Loan and the Depositor's interest in all related Collateral and Related Property are free of any Liens, except for Permitted Liens and all filings and other actions required to perfect the security interest of (a) the Indenture Trustee, on behalf of the Noteholders, in the Collateral have been made or taken and (b) in the case of Agented Notes, the collateral agent, as agent for all noteholders of the related Obligor, in the Related Property, have been made or taken;

                  (n) the Loan has an original term to maturity of no more than 60 months, and is either fully amortizing in installments (which installments need not be in identical amounts) over such term or the principal amount thereof is due in a single installment at the end of such term (and with respect to Loans to Obligors located in Canada, in which case the original term to maturity of such Loan shall be such as to permit compliance with the representations and warranties in Item 1 of Exhibit M);

                  (o) no right of rescission, set off, counterclaim, defense or other material dispute has been asserted with respect to such Loan;

                  (p) any Related Property with respect to such Loan is insured to the extent consistent with the Credit and Collection Policy;

                  (q) the Loan Documents with respect to such Loan are complete in accordance with the Credit and Collection Policy;

                  (r) the Obligor with respect to such Loan is an Eligible Obligor;

                  (s) such Loan does not contain any confidentiality provision which would purport to restrict disclosure of data or other information related to such Loan or the related Obligor to any Rating Agency, investment bank or independent accounting firm in connection with a Permitted Securitization if such Rating Agency, investment bank or independent accounting firm is otherwise subject to confidentiality restrictions that reasonably protect against the disclosure of such data or other information;

                  (t) the Loan does not by its terms permit the payment obligation of the Obligor thereunder to be converted into or exchanged for equity capital of such Obligor;

                  (u) if such Loan was originated after August 1, 2005, the Obligor of such Loan has waived all rights of set-off and/or counterclaim against the Originator of the Loan and all assignees thereof;

                  (v) with respect to Agented Notes, the related Loan Documents
(a) shall include a note purchase agreement containing provisions relating to the appointment and duties of a payment agent and a collateral agent and intercreditor and (if applicable) subordination provisions substantially similar to the forms provided to and approved by the Group Noteholders and attached hereto as Exhibit G prior to the first Borrowing pursuant to which an Agented Note shall become part of the Collateral, and (b) are duly authorized, fully and properly executed and are the valid, binding and unconditional payment obligation of the Obligor thereof;

                  (w) with respect to Agented Notes, the Originator has been appointed the collateral agent of the security and the payment agent for all such notes prior to such Agented Note becoming a part of the Collateral;

                  (x) with respect to Agented Notes, if the entity serving as the collateral agent of the security for all syndicated notes of the Obligor has or will change from the time of the origination of the notes, all appropriate assignments of the collateral agent's rights in and to the collateral on behalf of the noteholders have been executed and filed or recorded as appropriate prior to such Agented Note becoming a part of the Collateral;

                  (y) with respect to Agented Notes, all required notifications, if any, have been given to the collateral agent, the payment agent and any other parties required by the Loan Documents, and all required consents, if any, have been obtained with respect to, the Originator's assignment of the Agented Notes and the Originator's right, title and interest in the Related Property to the Depositor and the security interest therein of the Issuer and of the Indenture Trustee for the benefit of the Noteholders;

                  (z) with respect to Agented Notes, the right to control the actions of and to replace the collateral agent and/or the paying agent of the syndicated notes is by the Note Majority;

                  (aa) with respect to Agented Notes, all syndicated notes of the Obligor of the same priority are cross-defaulted, the Related Property securing such notes is held by the collateral agent for the benefit of all holds of the syndicated notes and all holders of such notes (a) have an undivided interest in the collateral securing such notes, (b) share in the proceeds of the sale or other disposition of such collateral on a pro rata basis and (c) may transfer or assign their right, title and interest in the Related Property;

                  (bb) all information on the Loan Schedule delivered to the Collateral Custodian on behalf of the Indenture Trustee with respect to such Loan is true and correct;

                  (cc) if the Obligor with respect to such Loan is organized or continued under the federal, territorial or provincial laws of, or principally located in Canada, or the Related Property by which such Loan is principally secured is located in or arises under the federal, territorial or provincial laws of, Canada, the Loan complies with the additional criteria attached hereto as Exhibit M; and

                  (dd) if the Obligor with respect to such Loan is organized or continued under the provincial laws of, or principally located in the Province of Quebec, or the Related Property by which such Loan is principally secured is located in or arises under the provincial laws of, the Province of Quebec, the Loan complies with the additional criteria attached hereto as Exhibit N.

                  It is understood and agreed that the representations and warranties set forth herein shall survive delivery of the respective Loan Files to the Issuer and/or the Collateral Custodian and shall inure to the benefit of the Issuer or Depositor, as applicable, and their successors and assigns, notwithstanding any restrictive or qualified endorsement or assignment.

                  Section 3.04. Notice of Breach of Representations and Warranties. It is understood and agreed that the representations and warranties set forth in Section 3.03 shall survive the conveyance of the Purchased Assets to the Issuer and the Grant by the Issuer of an interest in the Collateral to the Indenture Trustee, as applicable, and the delivery of the Notes to the Noteholders. Upon discovery by the Depositor, the Servicer, the Originator, the Collateral Custodian, the Issuer, the Indenture Trustee or any Securityholder of a breach of any of such representations and warranties or the representations and warranties of the Originator set forth in Section 3.02 or 3.03, which breach materially and adversely affects the value or enforceability of all or any portion of the Purchaser Assets or the interests of the Noteholders in all or any portion of the Collateral, any party discovering such breach shall give prompt written notice to the others.

                  Section 3.05. Substitution of Loans; Repurchase or Substitutions of Ineligible Loans.

                  (a) Substitution of Loans. On any Business Day during the Revolving Period (and after the Revolving Period at the discretion of the Majority Noteholders), the Depositor may, subject to the conditions set forth in this Section 3.05 and subject to the other restrictions contained herein, replace any Transferred Loan with one or more Eligible Loans (each, a "Substitute Loan"), provided that no such replacement shall occur unless each of the following conditions is satisfied as of the date of such replacement and substitution:

                  (i) the Depositor has recommended to the Majority Noteholders (with a copy to the Indenture Trustee and the Collateral Custodian) in writing that the Transferred Loan to be replaced should be replaced (each a "Replaced Loan");

                  (ii) each Substitute Loan is an Eligible Loan on the date of substitution;

                  (iii) the aggregate Outstanding Loan Balance of such Substitute Loans shall be equal to or greater than the aggregate Outstanding Loan Balance of the Replaced Loans;

                  (iv) all representations and warranties contained in Section
3.03 shall be true and correct as of the date of substitution of any such Substitute Loan;

                  (v) the substitution of any Substitute Loan does not cause a Default, a Trigger Event or an Event of Default to occur;

                  (vi) after giving effect to the proposed substitution, the sum of the Outstanding Loan Balances of all Substitute Loans does not exceed 15% of the highest Aggregate Outstanding Loan Balance for any month during the 12 month period immediately preceding the applicable date of determination (or such lesser number of months as shall have elapsed as of such date of determination);

                  (vii) after giving effect to the proposed substitution, the sum of the Outstanding Loan Balances of all Substitute Loans substituted for Defaulted Loans and Charged-Off Loans shall not exceed 10% of the highest Aggregate Outstanding Loan Balance for any month during the 12 month period immediately preceding the applicable date of determination (or such lesser number of months as shall have elapsed as of such date of determination);

                  (viii) the remaining maturity of the Substitute Loan is less than or equal to the remaining maturity of the Replaced Loan;

                  (ix) the Weighted Average Life of such Substitute Loan is less than or equal to that of the Replaced Loan;

                  (x) no adverse selection procedures shall have been employed in the selection of such Substitute Loan from the Originator's portfolio;

                  (xi) all actions or additional actions (if any) necessary to perfect the security interest and assignment of such Substitute Loan and Related Property constituting part of the Purchased Assets related to such Substitute Loan to the Issuer and the Grant of a security interest therein to the Indenture Trustee shall have been taken as of or prior to the Substitution Date;

                  (xii) the Eligible Risk Rating of the Obligor relating to the Substitute Loan is equal to or better than that of the Obligor relating to the Replaced Loan;

                  (xiii) the Loan Rate on the Substitute Loan is not less than the Loan Rate on the Replaced Loan;

                  (xiv) the total interest rate (inclusive of any deferred interest component) of the Substitute Loan is greater than or equal to the total interest rate on the Transferred Loan to be replaced and reconveyed to the Depositor in exchange for such Substitute Loan; and

                  (xv) the Depositor shall deliver to each Purchaser (with a copy to the Indenture Trustee) on the date of such substitution (i) a certificate of a Responsible Officer certifying that each of the foregoing is true and correct as of such date and (ii) a Borrowing Base Certificate (including a calculation of the Availability after giving effect to such substitution).

In addition, the Depositor shall in connection with such substitution deliver to the Collateral Custodian the related Loan Documents and shall pay to each Hedge Counterparty, as applicable, all Hedge Breakage Costs, if any, incurred in connection with the substitution of such Transferred Loan pursuant to this
Section 3.05 and the termination of any Hedge Transactions, in whole or in part, in connection therewith. In connection with any such substitution, the Indenture Trustee, on behalf of Noteholders, shall, automatically and without further action (unless otherwise necessary or requested by the Issuer or the Servicer), be deemed to transfer to the Issuer (for transfer to the Depositor), free and clear of any Lien created by the Indenture, all of the right, title and interest of the Indenture Trustee, on behalf of the Noteholders, in, to and under such Replaced Loan, but without any representation and warranty of any kind, express or implied.

                  (b) Repurchase or Substitution of Ineligible Loans.

                  (i) Subject to Section 3.05(b)(ii), in the event of a breach of (A) any representation or warranty set forth in Section 3.03 with respect to a Transferred Loan (or the Related Property and other related collateral constituting part of the Purchased Assets related to such Transferred Loan) (each such Transferred Loan, an "Ineligible Loan"), no later than 30 days after the earlier of (x) knowledge of such breach on the part of the Depositor or the Servicer and (y) receipt by the Depositor or the Servicer of written notice thereof given by any Purchaser or the Indenture Trustee on its behalf, or (B) the applicable Transferred Loan is identified for repurchase pursuant to Section 2.05(b)(ii), the Issuer shall either (1) repay Advances Outstanding in an amount equal to the aggregate Retransfer Price of such Ineligible Loan(s) to which such breach relates on the terms and conditions set forth below, or (2) substitute for such Ineligible Loan a Substitute Loan; provided, that no such repayment shall be required to be made with respect to any Ineligible Loan (and such Transferred Loan shall cease to be an Ineligible Loan) if, on or before the expiration of such 30 day period, the representations and warranties in Section
3.03 with respect to such Ineligible Loan shall be made true and correct in all material respects with respect to such Ineligible Loan as if such Ineligible Loan had become part of the Collateral on such day. If the Issuer will repay Advances Outstanding pursuant to clause (1) above, the Depositor shall make a contemporaneous deposit to the Collection Account of the related Retransfer Price, as contemplated by Section 3.05(b)(iii).

                  (ii) Notwithstanding anything contained in this Section 3.05(b) to the contrary, in the event that a Transferred Loan is determined to be an Ineligible Loan by reason of a breach of any representation and warranty set forth in Section 3.03 with respect to each Transferred Loan, the Related Property and other related collateral constituting part of the Purchased Assets related to such Transferred Loan having been (A) conveyed to the Issuer or Granted to the Indenture Trustee, on behalf of the Noteholders, free and clear of any Lien of any Person claiming through or under the Originator or the Depositor and their respective Affiliates and (B) in compliance, in all material respects, with all Applicable Law, immediately upon the earlier to occur of the discovery of such breach by the Issuer or receipt by the Issuer of written notice of such breach given by any Purchaser (or the Indenture Trustee on its behalf), the Depositor shall make a contemporaneous deposit to the Collection Account as contemplated by Section 3.05(b)(iii) to enable the Issuer to repay, and the Issuer shall repay, Advances Outstanding in an amount equal to the sum of (I) the aggregate Outstanding Loan Balance of such Ineligible Loan(s), (II) any accrued and unpaid interest thereon, (III) any outstanding Servicer Advances thereon and (IV) all Hedge Breakage Costs owed to any relevant Hedge Counterparty for any termination of one or more Hedge Transactions, in whole or in part, as required by the terms of any Hedge Agreement incurred in connection with the retransfer of such Transferred Loan pursuant to this Section 3.05(b) and the termination of any Hedge Transactions in whole or in part in connection therewith, (collectively, the "Retransfer Price"), and the Indenture Trustee on behalf of the Noteholders shall release to Issuer (for release to the Depositor) any such Ineligible Loan(s) and relinquish any Lien created pursuant to the Indenture, this Agreement or otherwise. On and after the date of payment of the Retransfer Price, the applicable Ineligible Loan and the Related Property and other related collateral constituting part of the Purchased Assets with respect to such Ineligible Loan shall not be included in the Collateral.

                  (iii) In consideration of any such release by the Issuer (and by the Indenture Trustee on behalf of the Noteholders), the Depositor shall, on the date of such repayment, deposit to the Collection Account, in immediately available funds, an amount equal to the Retransfer Price therefor. Upon each such repayment, the Indenture Trustee, on behalf of the Noteholders, shall automatically and without further action be deemed to release to the Issuer (which shall release to the Depositor) all the right, title and interest of the Indenture Trustee on behalf of the Noteholders (and all right, title and interest of the Issuer) in, to and under such Ineligible Loan(s) and all monies due or to become due with respect thereto, all proceeds thereof and all rights to security for any such Ineligible Loan, and all proceeds and products of the foregoing. The Issuer and the Indenture Trustee shall, at the sole expense of the Issuer, execute such documents and instruments of transfer as may be prepared by the Issuer and the Depositor (or the Servicer on their behalf) and take such other actions as shall reasonably be requested by the Issuer to effect the transfer of such Ineligible Loan pursuant to this Section 3.05.

                  (iv) The Issuer hereby agrees that if any real property collateral securing any Transferred Loan becomes the subject of any claims, proceedings, Liens or encumbrances with respect to any material violation or claimed material violation of any Environmental Law, such Transferred Loan shall for all purposes hereunder be deemed an Ineligible Loan at and following the time of discovery of such fact by the Servicer, the Issuer, any Noteholder, the Collateral Custodian or the Indenture Trustee, and the Depositor shall either deposit to the Collection Account an amount equal to the Retransfer Price of such Ineligible Loan or replace such Ineligible Loan with a Substitute Loan. Such Ineligible Loan shall otherwise be treated in accordance with this Section 3.05.

                  Section 3.06. Optional Sales.

                  (a) During the Revolving Period and prior to the occurrence of a Trigger Event, a Default or an Event of Default, on any Optional Sale Date, the Issuer shall have the right to prepay all or a portion of the Advances Outstanding in connection with the sale and assignment to the Depositor by the Issuer, and the release from the Lien of the Indenture by the Indenture Trustee on behalf of the Noteholders, of all or a portion of the Transferred Loans in connection with a Permitted Securitization (each, an "Optional Sale"), subject to the following terms and conditions:

                  (i) The Servicer on behalf of the Depositor and the Issuer shall have given the Noteholders (with a copy to the Indenture Trustee) at least 30 Business Days' prior written notice of its intent to effect an Optional Sale, unless such notice requirement is waived or reduced by the Noteholders;

                  (ii) Any Optional Sale shall be in connection with, and funded by, a Permitted Securitization;

                  (iii) Unless an Optional Sale is to be effected on a Payment Date (in which case the relevant calculations with respect to such Optional Sale shall be reflected on the applicable Servicer Report), the Servicer shall deliver to the Noteholders (with a copy to the Indenture Trustee) a certificate and evidence to the reasonable satisfaction of the Noteholders (which evidence may consist solely of an Officer's Certificate from the Servicer) that the Issuer shall have sufficient funds on the related Optional Sale Date to effect the contemplated Optional Sale in accordance with this Agreement. In effecting an Optional Sale, the Issuer may use the Proceeds of sales of the Transferred Loans to repay all or a portion of the Aggregate Unpaids;

                  (iv) After giving effect to the Optional Sale and the assignment to the Issuer of all or a portion of the Transferred Loans, as the case may be, on any Optional Sale Date, (a) the Availability shall be greater than or equal to zero, (b) the representations and warranties contained in
Section 3.03 hereof shall continue to be correct and (c) none of a Trigger Event, a Default or an Event of Default shall have resulted from the Optional Sale;

                  (v) On the related Optional Sale Date, the Noteholders, the Hedge Counterparties, the Indenture Trustee, the Collateral Custodian and the Backup Servicer, as applicable, shall have received, as applicable, in immediately available funds, an amount equal to the sum of (a) the portion of the Advances Outstanding to be repaid (that are attributable to the Purchased Assets to be sold by the Issuer in connection with such Optional Sale) plus (b) an amount equal to all unpaid Interest Payment Amounts and Interest Carry-Forward Amounts to the extent reasonably determined by the Noteholders to be attributable to that portion of the Advances Outstanding to be repaid in connection with the Optional Sale plus (c) an aggregate amount equal to the sum of all other amounts due and owing to the Noteholders, the Indenture Trustee, the Backup Servicer, the Collateral Custodian, the Indemnified Parties and the Hedge Counterparties, as applicable, under this Agreement and the other Basic Documents, to the extent accrued to such date and to accrue thereafter to the next Payment Date and attributed to that portion of the Advances Outstanding to be repaid in connection with the Optional Sale; provided that the Noteholders shall have the right in connection with a Permitted Securitization to determine whether the amount paid (or proposed to be paid) by the Issuer on the Optional Sale Date is sufficient to satisfy the requirements of clauses (a) through (c) and is sufficient to reduce the Advances Outstanding to the extent requested by the Issuer in connection with the Optional Sale;

                  (vi) On or prior to each Optional Sale Date, the Servicer on behalf of the Issuer shall have delivered to the Noteholders (with a copy to the Indenture Trustee and the Collateral Custodian) a list specifying all Transferred Loans to be sold and assigned pursuant to such Optional Sale; and

                  (vii) No selection procedure adverse to the interests of the Noteholders shall have been employed in the selection of the Transferred Loans to be sold and assigned pursuant to such Optional Sale.

                  (b) In connection with any Optional Sale, upon receipt by the Noteholders, the Hedge Counterparties, the Indenture Trustee, the Collateral Custodian and the Backup Servicer, as applicable, of the amounts referred to in clause (a)(v) above (receipt of which by the Noteholders and the Hedge Counterparties shall be confirmed to the Collateral Custodian and Trustee), there shall be sold and assigned to the Depositor without recourse, representation or warranty all of the right, title and interest of the Issuer, in, to and under the portion of the Purchased Assets so retransferred and such portion of the Purchased Assets so retransferred shall be released from the Lien of this Agreement and the Lien of the Indenture and shall no longer be a part of the Collateral under the Indenture.

                  (c) The Originator hereby agrees to pay the reasonable legal fees and expenses of the Noteholders and each party hereto in connection with any Optional Sale (including, but not limited to, expenses incurred in connection with the release of the Lien of the Indenture Trustee on behalf of the Noteholders and any other party having an interest in the Collateral in connection with such Optional Sale).

                  (d) In connection with any Optional Sale, on the related Optional Sale Date, the Indenture Trustee, on behalf of the Noteholders, shall, at the expense of the Issuer, and the Issuer shall, at the request of the Depositor, as the case may be, (i) execute such instruments of release in favor of the Issuer or the Depositor, as applicable, with respect to the portion of the Collateral to be retransferred to the Issuer and the portion of the Purchased Assets to be retransferred to the Depositor, as applicable, as the Issuer, the Depositor or the Noteholders, as applicable, may reasonably request (in recordable form if necessary and, in each case, without recourse), (ii) deliver any portion of the Collateral to be retransferred to the Issuer and the portion of the Purchased Assets to be retransferred to the Depositor, as applicable, in its possession to the Issuer or the Depositor, as applicable, and
(iii) otherwise take such actions, and cause or permit the Issuer or the Indenture Trustee to take such actions, as are necessary and appropriate to release the Lien of the Indenture Trustee on the portion of the Collateral to be retransferred to the Issuer (and the Depositor) and release and deliver to the Depositor such portion of the Purchased Assets to be retransferred to the Depositor.

                  (e) Notwithstanding anything in this Section 3.06 the Issuer shall not, and the Servicer shall not on the Issuer's behalf, purchase, sell or substitute any Transferred Loan with the primary purpose of recognizing gain or decreasing losses on such Transferred Loan or in any manner that would cause the Issuer not to be in compliance with the requirements of Rule 3a-7 under the 1940 Act.

                  Section 3.07. RIC/BDC Sales.

                  (a) During the Revolving Period, and prior to the occurrence of a Trigger Event, a Default or an Event of Default, on any RIC/BDC Sale Date, the Issuer shall have the right to prepay all or a portion of the Advances Outstanding in connection with the sale and assignment to a third party by the Issuer, and the release from the Lien of the Indenture by the Indenture Trustee of one or more Transferred Loans (each, a "RIC/BDC Sale"), subject to the following terms and conditions:

                  (i) At least five Business Days prior to such RIC/BDC Sale Date, the Servicer on behalf of the Issuer shall have recommended to the Noteholders in writing that the related Transferred Loan should be sold and shall have given the Noteholders (with a copy to the Indenture Trustee and the Collateral Custodian) written notice of its intent to effect a RIC/BDC Sale (each such notice, a "RIC/BDC Sale Notice"), specifying the RIC/BDC Sale Date, including a list of all Transferred Loans to be sold and assigned pursuant to such RIC/BDC Sale and demonstrating that after such RIC/BDC Sale, the RIC/BDC Requirements shall be satisfied;

                  (ii) Any RIC/BDC Sale shall be made by the Issuer to an unaffiliated third party purchaser in a transaction (x) in accordance with Accepted Servicing Practices, (y) reflecting arms-length market terms and (z) in which the Issuer makes no representations, warranties or covenants and provides no indemnification for the benefit of any other party to the RIC/BDC Sale (other than any representations, warranties or covenants relating to the Issuer's ownership of or title to the Transferred Loan that is the subject of the RIC/BDC Sale that are standard and customary in connection with such a sale or for which the Originator has agreed to fully indemnify the Issuer);

                  (iii) The Servicer shall deliver to the Noteholders (with a copy to the Indenture Trustee and the Collateral Custodian) a completed Borrowing Base Certificate and other evidence to the reasonable satisfaction of the Noteholders that (w) the RIC/BDC Requirements are not satisfied prior to the related RIC/BDC Sale and after such sale the RIC/BDC Requirements shall be satisfied or the extent of compliance with the RIC/BDC Requirements will be improved, (x) the requirements of Section 3.07(a)(v) will be satisfied on the related RIC/BDC Sale Date after giving effect to the contemplated RIC/BDC Sale,
(y) the sum of the Outstanding Loan Balances of all Transferred Loans that have been sold pursuant to RIC/BDC Sales does not exceed 10% of the highest Aggregate Outstanding Loan Balance for any month during the 12 month period immediately preceding the applicable date of determination (or such lesser number of months as shall have elapsed as of such date of determination);

                  (iv) After giving effect to the RIC/BDC Sale and the release to the Issuer of the related Collateral on any RIC/BDC Sale Date, (a) the Availability shall be equal to or greater than zero, (b) the representations and warranties contained in Section 3.03 hereof shall continue to be correct, and
(c) none of a Trigger Event, a Default or an Event of Default shall have resulted;

                  (v) On the related RIC/BDC Sale Date, the Indenture Trustee on behalf of the Noteholders shall have received, into the Collection Account, in immediately available funds, an amount equal to the sum of (a) the portion of the Advances Outstanding to be prepaid that are attributable to the Collateral to be sold by the Issuer pursuant to this Section 3.07 plus (b) an amount equal to all unpaid Interest Payment Amounts and Interest Carry-Forward Amounts to the extent reasonably determined by the Noteholders to be attributable to that portion of the Advances Outstanding to be paid in connection with the RIC/BDC Sale plus (c) an aggregate amount equal to the sum of all other amounts due and owing to the Noteholders, the Indenture Trustee, the Collateral Custodian and the Backup Servicer, the Indemnified Parties and the Hedge Counterparties, as applicable, under this Agreement and the other Basic Documents, to the extent accrued to such date and to accrue to the next Payment Date (including, without limitation, Hedge Breakage Costs and any other payments owing to the Hedge Counterparties in respect of the termination of any Hedge Transaction) in each case, to the extent attributable to the Collateral to be sold by the Issuer pursuant to this Section 3.07; provided that the Noteholders shall have the right to determine whether the amount paid (or proposed to be paid) by the Issuer on the RIC/BDC Sale Date is sufficient to satisfy the requirements in clauses (a) through (c) and is sufficient to reduce the Advances Outstanding to the extent requested by the Issuer in connection with the RIC/BDC Sale; provided, further, that any proceeds of such RIC/BDC Sale in excess of the amount so deposited into the Collection Account also shall be deposited into the Collection Account and used to prepay Advances Outstanding on such RIC/BDC Sale Date; and

                  (vi) Any RIC/BDC Sale shall be made only to the extent such sale is necessary (as certified by a Responsible Officer of the Servicer in the related RIC/BDC Sale Notice) to satisfy the RIC/BDC Requirements.

                  (b) In connection with any RIC/BDC Sale, following receipt by the Noteholders of the amounts referred to in clause (v) above (receipt of which shall be confirmed to the Collateral Custodian and Indenture Trustee), there shall be released to the Issuer (for further sale to a third-party unaffiliated with the Issuer, the Originator or the Servicer) without recourse, representation or warranty all of the right, title and interest of the Indenture Trustee and the Noteholders in, to and under the portion of the Collateral so released and such portion of the Collateral so released shall be released from the Lien of the Indenture and this Agreement (subject to the requirements of clauses (iii) and (iv) above).

                  (c) The Originator hereby agrees to pay the reasonable legal fees and expenses of the Noteholders and each party hereto in connection with any RIC/BDC Sale (including, but not limited to, expenses incurred in connection with the release of the Lien of the Indenture Trustee on behalf of the Noteholders and any other party having an interest in the portion of the Collateral to be released in connection with such RIC/BDC Sale).

                  (d) In connection with any RIC/BDC Sale, on the related RIC/BDC Sale Date, the Indenture Trustee on behalf of the Noteholders shall, at the expense of the Issuer (i) execute such instruments of release with respect to the portion of the Collateral to be released to the Issuer, in recordable form if necessary, in favor of the Issuer as the Servicer on behalf of the Issuer may reasonably request, (ii) deliver any portion of the Collateral to be released to the Issuer in its possession to the Issuer and (iii) otherwise take such actions, and cause or permit the Indenture Trustee to take such actions, as are determined by the Issuer or Servicer to be reasonably necessary and appropriate to release the Lien of the Indenture on the portion of the Collateral to be released to the Issuer and release and deliver to the Issuer such portion of the Collateral to be released to the Issuer.

                  (e) Notwithstanding anything in this Section 3.07 the Issuer shall not, and the Servicer shall not on the Issuer's behalf, purchase, sell or substitute any Transferred Loan with the primary purpose of recognizing gain or decreasing losses on such Transferred Loan or in any manner that would cause the Issuer not to be in compliance with the requirements of Rule 3a-7 under the 1940 Act.

                  Section 3.08. Deemed Collections.

                  (a) If on any day the Indenture Trustee, on behalf of the Noteholders, does not own or have a valid and perfected first priority security interest in any Transferred Loan and Related Property (subject to Permitted Liens), if within 30 days after the earlier of the Servicer's receipt of notice from the Indenture Trustee or the Servicer becoming aware thereof the Servicer has failed to cure such breach (if cure is reasonably possible and otherwise immediately upon receipt of such notice or upon the Servicer becoming aware), the Depositor shall be deemed to have received on such 30th day (or such earlier day, as applicable) a collection (a "Deemed Collection") of such Transferred Loan in full and shall on such day pay to the Issuer for payment to the Noteholders (by deposit in the Collection Account), an amount equal to (x) the Retransfer Price with respect to such Transferred Loan, plus (y) any other costs and expenses related to the retransfer of such Transferred Loan and any Related Property contemplated by this Section 3.08.

                  (b) In connection with any such Deemed Collection, the Indenture Trustee, on behalf of the Noteholders, shall automatically and without further action (unless otherwise necessary or requested by the Noteholders, the Issuer, the Depositor or the Servicer), be deemed to release the Lien on such Transferred Loan and any Related Property created by this Agreement and the Indenture and transfer to the Issuer, for transfer to the Depositor, free and clear of any Lien created by the Indenture or this Agreement, all of the right, title and interest of the Indenture Trustee, on behalf of the Noteholders, in, to, and under the Transferred Loan and any Related Property with respect to which the Depositor has received such Deemed Collection, but without any recourse, representation and warranty of any kind, express or implied.

                                   ARTICLE IV

                      ADMINISTRATION AND SERVICING OF LOANS

                  Section 4.01. Appointment of the Servicer.

         The Issuer hereby appoints Hercules Technology Growth Capital, Inc. as the Servicer hereunder to service the Transferred Loans and enforce its respective rights and interests in and under each Transferred Loan in accordance with the terms and conditions of this Article IV and to serve in such capacity until the termination of its responsibilities pursuant to Section 9.01. Hercules Technology Growth Capital, Inc. hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto set forth herein. The Servicer and the Issuer hereby acknowledge that the Indenture Trustee, the Purchasers and the other Noteholders are third party beneficiaries of the obligations undertaken by the Servicer hereunder.

                  Section 4.02. Duties and Responsibilities of the Servicer.

                  (a) The Servicer shall conduct the servicing, administration and collection of the Transferred Loans and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect Transferred Loans from time to time on behalf of the Issuer and as the Issuer's agent. The Servicer will service, administer and make collections on the Transferred Loans with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable loans that it services for itself or others and in accordance with the Accepted Servicing Practices.

                  (b) The duties of the Servicer, as the Issuer's agent, shall include, without limitation:

                  (i) preparing and submitting of claims to, and post-billing liaison with, Obligors on Transferred Loans;

                  (ii) maintaining all necessary Servicing Records with respect to the Transferred Loans and providing such reports to the Issuer, the Indenture Trustee and the Noteholders in respect of the servicing of the Transferred Loans (including information relating to its performance under this Agreement) as may be required hereunder or as the Issuer, the Noteholders or the Indenture Trustee may reasonably request;

                  (iii) maintaining and implementing administrative and operating procedures (including, without limitation, an ability to re-create Servicing Records evidencing the Transferred Loans in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Transferred Loans (including, without limitation, records adequate to permit the identification of each new Transferred Loan and all Collections of and adjustments to each existing Transferred Loan); provided, that any successor Servicer shall only be required to re-create the Servicing Records of each prior Servicer to the extent such records have been delivered to it in a format reasonably acceptable to such successor Servicer;

                  (iv) promptly delivering to the Issuer, the Indenture Trustee, the Noteholders and the Collateral Custodian, from time to time, such information and Servicing Records (including information relating to its performance under this Agreement) as the Issuer, the Indenture Trustee, the Noteholders or the Collateral Custodian may from time to time reasonably request;

                  (v) identifying each Transferred Loan clearly and unambiguously in its Servicing Records to reflect that such Transferred Loan is owned by the Issuer and pledged to the Indenture Trustee, for the benefit of the Noteholders;

                  (vi) complying in all material respects with the Credit and Collection Policy in regard to each Transferred Loan;

                  (vii) complying in all material respects with all Applicable Laws with respect to it, its business and properties and all Transferred Loans and Collections with respect thereto;

                  (viii) preserving and maintaining its existence, rights, licenses, franchises and privileges as a corporation in the jurisdiction of its organization, and qualifying and remaining qualified in good standing as a foreign corporation and qualifying to and remaining authorized and licensed to perform obligations as Servicer (including enforcement of collection of Transferred Loans on behalf of the Issuer, the Indenture Trustee and the Noteholders) in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect (A) the rights or interests of the Issuer, the Indenture Trustee and the Noteholders in the Transferred Loans, (B) the collectibility of any Transferred Loan, or (C) the ability of the Servicer to perform its obligations hereunder;

                  (ix) notifying the Issuer, the Noteholders and the Indenture Trustee of any material action, suit, proceeding, dispute, offset deduction, defense or counterclaim that (1) is or is threatened to be asserted by an Obligor with respect to any Transferred Loan; or (2) would reasonably be expected to have a Material Adverse Effect; and

                  (c) The Issuer and Servicer hereby acknowledge that none of the Indenture Trustee, the Administrative Agent, any other Noteholder nor the Collateral Custodian shall have any obligation or liability with respect to any Transferred Loans, nor shall any of them be obligated to perform any of the obligations of the Servicer hereunder.

                  Section 4.03. Authorization of the Servicer.

                  (a) Each of the Issuer and the Indenture Trustee, on behalf of the Noteholders, hereby authorizes the Servicer (including any successor thereto) to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the pledge of the Transferred Loans pursuant to the Indenture, in the determination of the Servicer, to collect all amounts due under any and all Transferred Loans, including, without limitation, endorsing any of their names on checks and other instruments representing Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Transferred Loans and, after the delinquency of any Transferred Loan and to the extent permitted under and in compliance with Applicable Law, to commence proceedings with respect to enforcing payment thereof, to the same extent as the Originator could have done if it had continued to own such Loan. The Issuer shall furnish the Servicer (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and shall cooperate with the Servicer to the fullest extent in order to ensure the collectibility of the Transferred Loans. In no event shall the Servicer be entitled to make the Issuer, the Collateral Custodian, the Indenture Trustee or any Noteholder a party to any litigation without such party's express prior written consent, or to make the Issuer a party to any litigation (other than any routine foreclosure or similar collection procedure) without the Indenture Trustee's consent.

                  (b) After a Trigger Event or an Event of Default has occurred and is continuing, at the Majority Noteholders' direction, the Servicer shall take such action as the Majority Noteholders or the Indenture Trustee may deem necessary or advisable to enforce collection of the Transferred Loans; provided, that the Majority Noteholders or the Indenture Trustee may, at any time after a Trigger Event or an Event of Default has occurred and is continuing, notify any Obligor with respect to any Transferred Loans of the pledge of such Transferred Loans to the Indenture Trustee and direct that payments of all amounts due or to become due to the Issuer thereunder be made directly to the Indenture Trustee or any servicer, collection agent or lock-box or other account designated by the Majority Noteholders or the Indenture Trustee and, upon such notification and at the expense of the Issuer, the Indenture Trustee may enforce collection of any such Transferred Loans and adjust, settle or compromise the amount or payment thereof. The Indenture Trustee shall give written notice to any successor Servicer of the Indenture Trustee's actions or directions pursuant to this
Section 4.3(b).

                  Section 4.04. Collection of Payments.

                  (a) Collection Efforts, Modification of Loans. The Servicer will make reasonable efforts to collect all payments called for under the terms and provisions of the Transferred Loans as and when the same become due, and will follow those collection procedures as are consistent with Accepted Servicing Practices. The Servicer may not waive, modify or otherwise vary any provision of a Transferred Loan, except as may be in accordance with the Credit and Collection Policy. Notwithstanding anything to the contrary contained herein, if after giving effect to any sale (1) the amount described in clause
(ii) of the definition of Availability shall exceed the amount described in clause (i) of the definition of Availability or (2) a Trigger Event, a Default or an Event of Default would occur then the Servicer prior to any such sale which would result in a loss to the Noteholders based on the Outstanding Loan Balance plus accrued interest and other fees due and payable shall obtain the prior written consent of the Noteholders.

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                  (b) Taxes and other Amounts. To the extent provided for in any
Transferred Loan, the Servicer will use its best efforts to collect all payments with respect to amounts due for taxes, assessments and insurance premiums relating to such Transferred Loans or the Related Property and remit such amounts to the appropriate Governmental Authority or insurer on or prior to the date such payments are due.

                  (c) Payments to Concentration Account. On or before the Transfer Date with respect to each Transferred Loan, the Servicer shall have instructed all Obligors to make all payments in respect of all Transferred Loans included in the Collateral directly to the Concentration Account. All proceeds in the Concentration Account shall be distributed into the Collection Account within two Business Days as provided in the Intercreditor Agreement.

                  (d) Control. In order to provide the Indenture Trustee with control over the Collection Account, the Principal Collections Account and the Distribution Account within the meaning of Section 9-104(a) of the UCC and any other applicable law, the Issuer and the Servicer hereby agree that the Indenture Trustee may at any time provide U.S. Bank or any successor Person that maintains the Collection Account, the Principal Collections Account and the Distribution Account with instructions as to the disposition of funds in the Collection Account, the Principal Collections Account and the Distribution Account or as to any other matters relating to the Collection Account, the Principal Collections Account and the Distribution Account without any further consent from the Issuer or the Servicer. U.S. Bank agrees with the Issuer, the Servicer and the Indenture Trustee to comply with any and all orders, notices, requests and other instructions originated by the Indenture Trustee directing disposition of the funds in the Collection Account, the Principal Collections Account and the Distribution Account without any further consent from the Issuer or the Servicer.

                  (e) Adjustments. If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Transferred Loan included in the Collateral and such Collection was received by the Servicer in the form of a check that is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

                  (f) Released Amounts. The Indenture Trustee hereby agrees that it shall, at the direction of any Noteholder, release to the Issuer from the Collateral, and the Issuer hereby agrees to release to the Depositor, an amount equal to the Released Amounts promptly upon receipt of an Officer's Certificate of the Servicer setting forth the calculation thereof, which release shall be automatic and shall require no further act by the Indenture Trustee or the Noteholders; provided, that, the Indenture Trustee and the Issuer, as applicable, shall execute and deliver such instruments of release and assignment, or otherwise confirm the foregoing release, as may reasonably be requested by the Servicer on behalf of the Issuer or the Depositor, as applicable, in writing. Upon such release, such Released Amounts shall not constitute and shall not be included in the Collateral. Immediately upon the release to the Issuer by the Indenture Trustee of the Released Amounts, the Issuer hereby irrevocably agrees to release to the Originator such Released Amounts, which release shall be automatic and shall require no further act by the Issuer; provided, that, the Issuer shall execute and deliver such instruments of release and assignment, or otherwise confirming the foregoing release of any Released Amounts, as may be reasonably requested by the Originator.

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                  Section 4.05. Servicer Advances.

                  (a) For each Collection Period, if the Servicer determines that any Scheduled Payment (or portion thereof) that was due and payable pursuant to a Transferred Loan included in the Collateral during such Collection Period was not received prior to the end of such Collection Period, the Servicer may, but shall not be obligated to, make an advance in an amount up to the amount of such delinquent Scheduled Payment (or portion thereof) if the Servicer reasonably believes that the advance will be reimbursed by the related Obligor; in addition, if on any day there are not sufficient funds on deposit in the Collection Account to pay accrued Interest Payment Amounts and any Interest Carry-Forward Amounts and Trust Fees and Expenses on any Borrowing the Collection Period of which ends on such day, the Servicer may make an advance in the amount necessary to pay such Interest Payment Amounts and any Interest Carry-Forward Amounts and Trust Fees and Expenses if the Servicer reasonably believes that the advance will be reimbursed by the related Obligor (in either case, any such advance, a "Servicer Advance"). Notwithstanding the preceding sentence, any successor Servicer will not be obligated to make any Servicer Advances.

                  (b) The Servicer will deposit any Servicer Advances into the Collection Account on or prior to 11:00 a.m. (New York City time) on the related Payment Date, in immediately available funds. A Servicer Advance for a delinquent payment on a Transferred Loan will not result in a reclassification of the delinquency status of such Transferred Loan for reporting purposes and the Delinquent payment with respect to such Transferred Loan will continue to age as if no payment has been made.

                  Section 4.06. Realization Upon Defaulted Loans or Charged-Off Loans.

         The Servicer will use its reasonable efforts to repossess or otherwise comparably convert the ownership of any Related Property with respect to a Defaulted Loan or Charged-Off Loan and will act as sales and processing agent for Related Property that it repossesses. The Servicer will follow the practices and procedures set forth in the Credit and Collection Policy in order to realize upon such Related Property. Without limiting the foregoing, the Servicer may sell any such Related Property with respect any Defaulted Loan or Charged-Off Loan to the Servicer or its Affiliates for a purchase price equal to the then fair market value thereof; any such sale to be evidenced by a certificate of a Responsible Officer of the Servicer delivered to the Indenture Trustee identifying the Defaulted Loan or Charged-Off Loan and the Related Property, setting forth the sale price of the Related Property and certifying that such sale price is the fair market value of such Related Property; provided, that if after giving effect to such sale (a) the Availability would not be greater than or equal to zero or (b) a Trigger Event, a Default or an Event of Default would exist, then the Servicer prior to selling any Related Property with respect a Defaulted Loan or Charged-Off Loan shall obtain the prior written consent of the initial Noteholder. In any case in which any such Related Property has suffered damage, the Servicer will not expend funds in connection with any repair or toward the repossession of such Related Property unless it reasonably determines that such repair and/or repossession will increase the Recoveries by an amount greater than the amount of such expenses. The Servicer will remit to the Collection Account the Recoveries received in connection with the sale or disposition of Related Property with respect to a Defaulted Loan or Charged-Off Loan.

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                  Section 4.07. Maintenance of Insurance Policies.

                  The Servicer will require that each Obligor with respect to a Transferred Loan maintain an Insurance Policy with respect to each Transferred Loan and the Related Property, to the extent consistent with the Credit and Collection Policy. In connection with its activities as Servicer, the Servicer agrees to present, on behalf of the Issuer and the Indenture Trustee, on behalf of the Noteholders, with respect to the respective interests, claims to the insurer under each Insurance Policy and any such liability policy, and to settle, adjust and compromise such claims, in each case, consistent with the terms of each related Transferred Loan.

                  Section 4.08. Representations and Warranties of the Servicer.

                  The Servicer hereby represents and warrants as follows:

                  (a) Organization and Good Standing; Power and Authority. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement and each other Basic Document to which it is a party.

                  (b) Due Qualification. The Servicer is qualified to do business as a corporation, is in good standing, and has obtained all licenses and approvals as required under the laws of all jurisdictions in which the ownership or lease of its property and or the conduct of its business (other than the performance of its obligations hereunder) requires such qualification, standing, license or approval, except to the extent that the failure to so qualify, maintain such standing or be so licensed or approved would not have an adverse effect on the interests of the Issuer or of the Noteholders. The Servicer is qualified to do business as a corporation, is in good standing, and has obtained all licenses and approvals as required under the laws of all states in which the performance of its obligations pursuant to this Agreement requires such qualification, standing, license or approval, except where the failure to qualify or obtain such license or approval would not reasonably be expected to have a Material Adverse Effect on its ability to perform hereunder.

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                  (c) Due Authorization. The Servicer has duly authorized the execution, delivery and performance of this Agreement by all requisite corporate action.

                  (d) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement by the Servicer (with or without notice or lapse of time) will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Servicer, or any material Contractual Obligation to which the Servicer is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such Contractual Obligation (other than this Agreement or the Loan Sale Agreement), or (iii) violate in any material respect any Applicable Law.

                  (e) No Consent. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over the Servicer or any of its properties is required to be obtained by or with respect to the Servicer in order for the Servicer to enter into this Agreement or perform its obligations hereunder.

                  (f) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by
(i) applicable Bankruptcy Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

                  (g) No Proceedings. Except as previously disclosed to the Purchasers in writing, there are no proceedings or investigations (formal or informal) pending or threatened against the Servicer, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that would (in the reasonable judgment of the Servicer) be expected to have a Material Adverse Effect.

                  (h) Reports Accurate. All Servicer Certificates, information, exhibits, financial statements, documents, books, Servicing Records or reports furnished or to be furnished by the Servicer to the Purchasers, the Indenture Trustee or any other party in connection with this Agreement are and will be accurate, true and correct in all material respects.

                  (i) No Servicer Default. No event has occurred and is continuing and no condition exists, or would result from a Borrowing or from the application of the proceeds therefrom, which constitutes or may reasonably be expected to constitute a Servicer Default.

                  (j) Material Adverse Change. Since December 31, 2004, there has been no Material Adverse Change with respect to the initial Servicer.

                  (k) Credit and Collection Policy. It has at all times, since the adoption of the Credit and Collection Policy, complied with the Credit and Collection Policy with respect to each Transferred Loan.

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                  Section 4.09. Covenants of the Servicer.

                  The Servicer hereby covenants that:

                  (a) Compliance with Law. The Servicer will comply in all material respects with all Applicable Laws, including those with respect to the Transferred Loans, the Related Property and Loan Documents or any part thereof.

                  (b) Preservation of Corporate Existence. The Servicer will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have, a Material Adverse Effect.

                  (c) Obligations with Respect to Transferred Loans. The Servicer will duly fulfill and comply with all obligations on the part of the Issuer to be fulfilled or complied with under or in connection with each Transferred Loan and will do nothing to impair the rights of the Issuer or the Indenture Trustee, on behalf of the Noteholders, or of the Noteholders in, to and under the Collateral.

                  (d) Preservation of Security Interest. The Issuer or the Servicer on behalf of the Issuer will execute and file (or cause the execution and filing of) such financing and continuation statements and any other documents and take such other actions that may be required by any law or regulation of any Governmental Authority to preserve and protect fully the interest of the Indenture Trustee, on behalf of the Noteholders, in, to and under the Collateral.

                  (e) Change of Name or Location; Records. The Servicer (i) shall not change its name, move the location of its principal executive office or change its jurisdiction of incorporation, without 30 days' prior written notice to the Issuer, the Administrative Agent, each Group Noteholder and the Indenture Trustee, and (ii) shall not move, or consent to the Collateral Custodian moving the Loan Documents without 45 days' prior written notice to the Issuer, the Administrative Agent, each Group Noteholder and the Indenture Trustee and (iii) will promptly take all actions required of each relevant jurisdiction in order to continue the first priority perfected security interest of the Indenture Trustee, on behalf of the Noteholders, in all Collateral, including delivery of an Opinion of Counsel.

                  (f) Credit and Collection Policy. The initial Servicer will
(i) comply in all material respects with the Credit and Collection Policy in regard to each Transferred Loan and the Related Property included in the Collateral, including, without limitation, performing the loan grading and asset valuation functions specified in the Credit and Collection Policy on a quarterly basis, and (ii) furnish to the Noteholders, prior to its effective date, prompt notice of any change in the Credit and Collection Policy. The initial Servicer will not agree or otherwise permit (x) any change in the Credit and Collection Policy which would materially and adversely affect or impair the collectibility of any Transferred Loan, or (y) to occur any material change in the Credit and Collection Policy, without the prior written consent of the Noteholders.

                  (g) Notice of Certain Events. The Servicer will furnish to the Noteholders, as soon as possible and in any event within one Business Day after the Servicer shall have knowledge of the occurrence of any Trigger Event, Default or Event of Default, a written statement setting forth the details of such event and the action that the Servicer proposes to take with respect thereto.

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                  (h) Extension or Amendment of Transferred Loans. The Servicer
will not, except as otherwise permitted in Section 4.04(a), extend, amend or otherwise modify the terms of any Transferred Loan.

                  (i) Other. The Servicer will furnish to the Issuer, the Indenture Trustee and the Noteholders such other information, documents records or reports respecting the Transferred Loans or the condition or operations, financial or otherwise of the Servicer as the Issuer, the Indenture Trustee or the Noteholders may from time to time reasonably request in order to protect the respective interests of the Issuer, the Indenture Trustee and the Noteholders under or as contemplated by this Agreement or any other Basic Document.

                  (j) Agented Notes. Except as provided in Section 4.04(a), the Servicer and the Originator covenant that they shall not without the prior written consent of the Noteholders (i) make or consent to any amendment or alteration of the terms of any Agented Note or related Loan Documents, including without limitation the payments due thereunder, (ii) undertake to release or authorize or consent to the release of any collateral or security for the Agented Notes, (iii) accelerate or extend the maturity of any Agented Note or
(iv) waive any claim against the Obligor or any applicable guarantor thereof, where the effect of any of the foregoing would have a material adverse effect on the Collateral, any Noteholder or the interest of the Indenture Trustee on behalf of the Noteholders in any Collateral.

                  (k) Inspection of Records. The Servicer will, at any time and from time to time during regular business hours, as requested by the Indenture Trustee or the Noteholders, permit the Indenture Trustee or the Noteholders, or their respective agents or representatives, (i) to examine and make copies of and take abstracts from all books, records and documents (including computer tapes and disks) relating to the Transferred Loans and the related Loan Documents and (ii) to visit the offices and properties of the Issuer, the Originator or the Servicer, as applicable, for the purpose of examining such materials described in clause (i), and to discuss matters relating to the Transferred Loans or the Issuer's, the Originator's or the Servicer's performance hereunder, under the Loan Documents and under the other Basic Documents to which such Person is a party with such officers, directors, employees or independent public accountants of the Issuer, the Originator or the Servicer, as applicable, as might reasonably be determined to have knowledge of such matters. Prior to the occurrence of an Event of Default or a Trigger Event, the Servicer shall bear the expense of up to two such inspections in any 12-month period, subject to a maximum of $40,000 of such expenses in the aggregate, and any additional inspections or expenses in excess of $40,000 shall be for the account of the Noteholders. Upon and after the occurrence of an Event of Default or a Trigger Event, the Servicer shall be required to bear the expense of all such inspections.

                  (l) Keeping of Records. The Servicer will maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Transferred Loans and the related Loan Documents in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, computer tapes, disks, records and other information reasonably necessary or advisable for the collection of all Transferred Loans (including records adequate to permit the daily identification of each new Transferred Loan and all Collections of and adjustments to each existing Transferred Loan). The Servicer shall give the Noteholders (with a copy to Indenture Trustee and the Collateral Custodian) prompt notice of any material change in its administrative and operating procedures referred to in the previous sentence.

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                  (m) Compliance with Transferred Loans. The Servicer will (i)
at its own expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Transferred Loans and the related Loan Documents; and (ii) timely and fully comply in all material respects with the Credit and Collection Policy with respect to each Transferred Loan and the related Loan Documents.

                  (n) Consolidation or Merger of the Servicer. The initial Servicer shall not consolidate or merge with or into, or sell, lease or transfer all or substantially all of its assets to, any other Person, unless, in the case of any such action (i) no Trigger Event, Event of Default or Material Adverse Effect would occur or be reasonably likely to occur as a result of such transaction, (ii) each Noteholder provides its prior written consent to such transaction and (iii) such Person executes and delivers to the Noteholders (with a copy to the Indenture Trustee) an agreement by which such Person assumes the obligations of the Servicer hereunder and under the other Basic Documents to which it is a party, or confirms that such obligations remain enforceable against it, together with such certificates and opinions of counsel as any Noteholder may reasonably request.

                  (o) RIC/BDC Requirements. The initial Servicer shall at all times maintain compliance with the RIC/BDC Requirements.

                  Section 4.10. The Collateral Custodian.

                  (a) Appointment; Custodial Duties. The Issuer and the Administrative Agent each hereby appoints U.S. Bank to act as Collateral Custodian hereunder, for the benefit of the Issuer, the Indenture Trustee and the Noteholders, as provided herein. U.S. Bank hereby accepts such appointment and agrees to perform the duties and responsibilities with respect thereto set forth herein.

                  The Collateral Custodian shall take and retain custody of the Loan Files delivered by the Issuer or on its behalf pursuant to Section 2.04 hereof in accordance with the terms and conditions of this Agreement, all for the benefit of the Noteholders and subject to the Lien thereon in favor of the Indenture Trustee, on behalf of the Noteholders. Upon receipt of any such Loan File, the Collateral Custodian shall perform the review and certification functions with respect thereto specified in Section 2.05.

                  In taking and retaining custody of the Loan Files, the Collateral Custodian shall be acting as the agent of the Indenture Trustee on behalf of the Noteholders; provided, that the Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien on the Loan Files or the instruments therein; provided, further, that, the Collateral Custodian's duties as agent shall be limited to those expressly contemplated herein. All Loan Files shall be kept in fire-resistant vaults or cabinets at the location specified in Section 11.05 hereof, or at such other office as shall be specified to the Indenture Trustee and the Issuer (with a copy to the Administrative Agent) by the Collateral Custodian in a written notice delivered at least 45 days prior to such change. All Loan Files shall be segregated with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. All Loan Files shall be clearly segregated from any other documents or instruments maintained by the Collateral Custodian. The Collateral Custodian shall clearly indicate that such Loan Files are the sole property of Issuer, subject to the security interest of the Indenture Trustee, on behalf of the Noteholders. In performing its duties, the Collateral Custodian shall use the same degree of care and attention as it employs with respect to similar loan files that it holds as collateral custodian for others.

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                  (b) Concerning the Collateral Custodian.

                  (i) Except for its willful misconduct, gross negligence or bad faith, the Collateral Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed by the proper party or parties. Except for its willful misconduct, gross negligence or bad faith, the Collateral Custodian may rely conclusively on and shall be fully protected in acting upon the written instructions of any designated officer of any Purchaser. In no event shall the Collateral Custodian be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits).

                  (ii) The Collateral Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (iii) The Collateral Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except in the case of its willful misconduct, gross negligence or bad faith.

                  (iv) The Collateral Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Loans or the Loan Documents, and will not be required to and will not make any representations as to the validity or value of any of the Loans. The Collateral Custodian shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.

                  (v) The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Custodian.

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                  (vi) The Collateral Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder.

                  (vii) It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Transferred Loans.

                  (viii) The parties hereto hereby acknowledge and agree that the Collateral Custodian's execution of this Agreement shall constitute the Collateral Custodian's written acknowledgment and agreement that the Collateral Custodian is holding any Collateral it receives that may be perfected by possession under the UCC on behalf of and for the benefit of the Indenture Trustee and the Noteholders.

                  (c) Release for Servicing. From time to time and as appropriate for the enforcement or servicing of any of the Transferred Loans, the Collateral Custodian is hereby authorized, upon receipt from the Servicer on behalf of the Issuer, of a written request for release of documents and receipt in the form annexed hereto as Exhibit J and upon receipt from the Majority Noteholders of their written consent to such request and receipt, to release to the Servicer the related Loan File or the documents set forth in such request and receipt to the Servicer; provided, however, notwithstanding the foregoing or any other provision of this Agreement, upon its receipt of written instructions from the Majority Noteholders, the Collateral Custodian shall cease releasing documents to the Servicer. All documents so released to the Servicer on behalf of the Issuer shall be held by the Servicer in trust for the benefit of the Issuer, the Indenture Trustee and the Noteholders, with respect to their respective interests, in accordance with the terms of this Agreement. The Servicer, on behalf of the Issuer, shall return to the Collateral Custodian the Loan File or other such documents when the Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the Transferred Loan shall be liquidated, in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation from the Servicer to the Collateral Custodian in the form annexed hereto as Exhibit J, the Servicer's request and receipt submitted pursuant to the first sentence of this Section 4.10(c) shall be released by the Collateral Custodian to the Servicer. Notwithstanding anything in this Section 4.10(c) to the contrary, in no event shall the Collateral Custodian release any Loan File or part thereof to the Servicer for any reason without the Majority Noteholders' prior written consent.

                  (d) Release for Payment. Upon receipt by the Collateral Custodian of the Servicer's request for release of documents and receipt in the form annexed hereto as Exhibit J (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Collection Account as provided in this Agreement), the Collateral Custodian shall promptly release the related Loan File to the Servicer, on behalf of the Issuer.

                  (e) Collateral Custodian Compensation. As compensation for its activities hereunder, the Collateral Custodian shall be entitled to a Collateral Custodian Fee from the Servicer. To the extent that such Collateral Custodian Fee is not paid by the Servicer, the Collateral Custodian shall be entitled to receive the unpaid balance of such Collateral Custodian Fee to the extent of funds available therefor pursuant to the provision of Sections 5.01(c)(4) and
(5). The Collateral Custodian's entitlement to receive the Collateral Custodian Fee (other than due and unpaid Collateral Custodian Fees owed through such date) shall cease on the earlier to occur of: (i) its removal as Collateral Custodian or (ii) the termination of this Agreement.

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                  (f) Replacement of the Collateral Custodian. The Collateral
Custodian may be replaced by the Issuer with the prior consent of the Noteholders; provided that no such replacement shall be effective until a replacement Collateral Custodian has been appointed, has agreed to act as Collateral Custodian hereunder and has received all Loan Files held by the previous Collateral Custodian.

                  (g) Release of Loan Documents Following Optional Sale or RIC/BDC Sale. To the extent that portions of Transferred Loans are transferred pursuant to an Optional Sale or RIC/BDC Sale under Sections 3.06 or 3.07 and such portions of Transferred Loans are part of a Permitted Securitization or have been sold in a RIC/BDC Sale, the Collateral Custodian may, but only with the Noteholders' prior written consent, and upon terms and conditions satisfactory to the Noteholders, including without limitation the execution by the Servicer of all such documents as the Noteholders or the Indenture Trustee may require, release original Loan Documents (excluding the related original Underlying Note(s) evidencing the portion of the Transferred Loan, if any, remaining as part of the Collateral) to the servicer of such sold Loans for the purposes of enforcing or servicing such Loans in connection with a Permitted Securitization.

                  Section 4.11. Representations and Warranties of the Collateral Custodian.

                  The Collateral Custodian represents and warrants as follows:

                  (a) Organization and Good Standing. It is a national banking association duly organized, validly existing and in good standing under the laws of the United States with all requisite power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

                  (b) Due Qualification. It is duly qualified to do business as a national banking association and is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, licenses or approval except where the failure to so qualify or have such licenses or approvals has not had, and would not be reasonably expected to have, a Material Adverse Effect.

                  (c) Power and Authority. It has the power and authority to execute and deliver this Agreement and each other Basic Document to which it is a party and to carry out their respective terms. It has duly authorized the execution, delivery and performance of this Agreement and each other Basic Document to which it is a party by all requisite action.

                  (d) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement and each other Basic Document to which it is a party by it will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, its articles of association, or any Contractual Obligation to which it is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any Contractual Obligation, or (iii) violate any Applicable Law.

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                  (e) No Consents. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over it or any of its respective properties is required to be obtained in order for it to enter into this Agreement or perform its obligations hereunder.

                  (f) Binding Obligation. This Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable Bankruptcy Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

                  (g) No Proceedings. There are no proceedings or investigations pending or, to the best of its knowledge, threatened, against it before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in its reasonable judgment) have a Material Adverse Effect.

                  Section 4.12. Covenants of the Collateral Custodian.

                  The Collateral Custodian hereby covenants that:

                  (a) Compliance with Law. The Collateral Custodian will comply in all material respects with all Applicable Laws.

                  (b) Preservation of Existence. The Collateral Custodian will preserve and maintain its existence, rights, franchises and privileges as a national banking association in good standing under the laws of the United States.

                  (c) No Bankruptcy Petition. Prior to the date that is one year and one day (or such longer preference period as shall then be in effect) after the Collection Date, it will not institute against the Issuer, or join any other Person in instituting against the Issuer, any Bankruptcy Proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 4.12(c) will survive the termination of this Agreement.

                  (d) Loan Files. The Collateral Custodian will not dispose of any documents constituting the Loan Files in any manner that is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any Transferred Loan except as contemplated by this Agreement.

                  (e) Location of Loan Files. The Loan Files shall remain at all times in the possession of the Collateral Custodian at the address set forth on Annex 1 hereto unless notice of a different address is given in accordance with the terms hereof.

                  (f) No Changes in Collateral Custodian Fee. The Collateral Custodian will not make any changes to the Collateral Custodian Fee set forth in the Collateral Custodian and Backup Servicer Fee Letter without the prior written approval of the Noteholders.

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                  Section 4.13. The Backup Servicer.

                  (a) Appointment. The Issuer and the Administrative Agent hereby appoint Lyon Financial to act as Backup Servicer for the benefit of the Issuer, the Indenture Trustee and the Noteholders in accordance with the terms of this Agreement. Lyon Financial hereby accepts such appointment and agrees to perform the duties and responsibilities with respect thereto set forth herein.

                  (b) Duties. On or before the initial Borrowing Date, and until the receipt by the Servicer of a notice of termination pursuant to Section 9.01 hereof, the Backup Servicer shall perform, on behalf of the Issuer and the Indenture Trustee for the benefit of the Noteholders, the following duties and obligations:

                  (i) On or before the Closing Date, the Backup Servicer shall accept from the Servicer delivery of the information required to be set forth in the Servicer Reports in hard copy and in an agreed upon electronic format.

                  (ii) Not later than 12:00 noon (New York City time) on each Record Date (or with respect to the initial Payment Date, the fourth Business Day preceding the Payment Date), the Servicer shall provide to the Backup Servicer and the Backup Servicer shall accept delivery of tape in an agreed upon electronic format (the "Loan Tape") from the Servicer, which shall include but not be limited to the following information: (x) for each Transferred Loan, the name and number of the related Obligor, the collection status, the loan status, the date of each Scheduled Payment and the Outstanding Loan Balance and (y) the Aggregate Outstanding Loan Balance.

                  (iii) Prior to the related Payment Date, the Backup Servicer shall review the Servicer Report to ensure that it is complete on its face and that the following items in such Servicer Report have been accurately calculated, if applicable, and reported: (A) the Availability, (B) the Aggregate Outstanding Loan Balance, (C) the Backup Servicer Fee, (D) the Transferred Loans that are 30 or more days Delinquent (other than Defaulted Loans and Charged-Off Loans), (E) the Defaulted Loans (other than Charged-Off Loans), (F) the Charged-Off Loans, (G) the Portfolio Yield, (H) the Rolling Three-Month Portfolio Yield, (I) the Rolling Three-Month Default Ratio, (J) the Rolling Three-Month Charged-Off Ratio and (K) the Rolling Twelve-Month Portfolio Charged-Off Ratio. The Backup Servicer shall notify each Purchaser, the Indenture Trustee and the Servicer of any disagreements with the Servicer Report based on such review not later than the Business Day preceding such Payment Date.

                  (iv) If the Issuer or the Servicer disagrees with the report provided under Section 4.13(b)(iii) by the Backup Servicer or if the Issuer or the Servicer or any subservicer has not reconciled such discrepancy, the Backup Servicer agrees to confer with the Issuer or the Servicer to resolve such disagreement on or prior to the next succeeding Record Date and shall settle such discrepancy with the Issuer or the Servicer if possible, and notify each Purchaser and the Indenture Trustee of the resolution thereof. The Issuer or the Servicer hereby agree to cooperate at their own expense, with the Backup Servicer in reconciling any discrepancies herein. If within 20 days after the delivery of the report provided under Section 3.13(b)(iii) by the Backup Servicer, such discrepancy is not resolved, the Backup Servicer shall promptly notify each Purchaser, the Indenture Trustee and the Servicer of the continued existence of such discrepancy. Following receipt of such notice by the Servicer, the Servicer shall deliver to the Issuer, the Indenture Trustee, each Purchaser and the Backup Servicer no later than the related Payment Date a certificate describing the nature and amount of such discrepancies and the actions the Servicer proposes to take with respect thereto.

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                  With respect to the duties described in this Section 4.13(b), in the absence of bad faith or gross negligence, the Backup Servicer, in the performance of its duties and obligations hereunder, is entitled to rely conclusively, and shall be fully protected in so relying, on the contents of each Loan Tape, including, but not limited to, the completeness and accuracy thereof, provided by the Servicer.

                  (c) Transition to Servicer Role. After the receipt by the Servicer of an effective notice of termination pursuant to Section 9.01, all authority, power, rights and responsibilities of the Servicer, under this Agreement, whether with respect to the Transferred Loans or otherwise, shall pass to and be vested in the Backup Servicer, subject to and in accordance with the provisions of Section 4.26, as long as the Backup Servicer is not prohibited by Applicable Law from fulfilling the same, as evidenced by an Opinion of Counsel.

                  (d) Merger or Consolidation. Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Backup Servicer shall be a party, or (iii) that may succeed to the properties and assets of the Backup Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Backup Servicer hereunder, shall be the successor to the Backup Servicer under this Agreement without further act on the part of any of the parties to this Agreement.

                  (e) Backup Servicing Compensation. As compensation for its backup servicing activities hereunder, the Backup Servicer shall be entitled to receive the Backup Servicer Fee from the Servicer. To the extent such Backup Servicer Fee is not paid by the Servicer, the Backup Servicer shall be entitled to receive the unpaid balance of its Backup Servicer Fee to the extent of funds available therefor pursuant to the provision of Sections 5.01(c)(4) and (5). The Backup Servicer's entitlement to receive the Backup Servicer Fee (other than due and unpaid Backup Servicer Fees owed through such date) shall cease on the earliest to occur of: (i) it becoming the successor Servicer, (ii) its removal as Backup Servicer, or (iii) the Termination Date.

                  (f) Backup Servicer Removal. The Backup Servicer may be removed with or without cause by the Noteholders, or by the Issuer with the prior written approval of the Noteholders by notice given in writing to the Backup Servicer. In the event of any such removal, a replacement Backup Servicer may be appointed by (i) the Issuer, acting with the written consent of the Noteholders or (ii) if no such replacement is appointed within 30 days following such removal, by the Noteholders.

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                  (g) Scope of Backup Servicing Duties. The Backup Servicer
undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by all parties hereto that there are no implied duties or obligations of the Backup Servicer hereunder. Without limiting the generality of the foregoing, the Backup Servicer, except as expressly set forth herein, shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer may act through its agents, attorneys and custodians in performing any of its duties and obligations under this Agreement, it being understood by the parties hereto that the Backup Servicer will be responsible for any misconduct or negligence on the part of such agents, attorneys or custodians acting on the routine and ordinary day-to-day operations for and on behalf of the Backup Servicer. Neither the Backup Servicer nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses that result from the gross negligence or bad faith of it or them or the failure to perform materially in accordance with this Agreement.

                  (h) Limitation on Liability. Except for its willful misconduct, gross negligence or bad faith, the Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the Issuer, the Indenture Trustee, the Collateral Custodian, the Backup Servicer and the Noteholders each agree to look only to the Servicer to perform such obligations. Except for its willful misconduct, gross negligence or bad faith, the Backup Servicer shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of their respective duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer or the failure of any such other Person to prepare or provide such information. Except for its gross negligence or bad faith, the Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party, including the Servicer (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party, (iii) the invalidity or unenforceability of any Transferred Loan or Loan Document under Applicable Law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Transferred Loan, or (v) the acts or omissions of any successor Backup Servicer.

                  Section 4.14. Representations and Warranties of the Backup Servicer.

                  The Backup Servicer hereby represents and warrants as follows:

                  (a) Organization and Good Standing. It is a national banking association duly organized, validly existing and in good standing under the laws of the United States with all requisite power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

                  (b) Due Qualification. The Backup Servicer is duly qualified to do business as a national banking association and is in good standing, and have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property and the conduct of its business requires such qualification, licenses or approvals except where the failure to so qualify or have such licenses or approvals has not had, and would not be reasonably expected to have, a Material Adverse Effect.

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

                  (c) Power and Authority. It has the power and authority to execute and deliver this Agreement and to carry out its terms. It has duly authorized the execution, delivery and performance of this Agreement by all requisite action.

                  (d) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement by it will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, its articles of association or any Contractual Obligation by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any Contractual Obligation (other than the Agreement), or (iii) violate any Applicable Law.

                  (e) No Consents. No Consents of or with any Governmental Authority having jurisdiction over it or any of its respective properties is required to be obtained in order for it to enter into this Agreement or perform its obligations hereunder.

                  (f) Binding Obligation. This Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable Bankruptcy Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

                  (g) No Proceedings. There are no proceedings or investigations pending or, to the best of its knowledge, threatened, against it before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in its reasonable judgment) have a Material Adverse Effect.

                  Section 4.15. Covenants of the Backup Servicer.

                  The Backup Servicer hereby covenants that:

                  (a) Compliance with Law. The Backup Servicer will comply in all material respects with all Applicable Laws.

                  (b) Preservation of Existence. The Backup Servicer will preserve and maintain its existence, rights, franchises and privileges as a national banking association in good standing under the laws of the United States.

                  (c) No Bankruptcy Petition. Prior to the date that is one year and one day (or such longer preference period as shall then be in effect) after the Collection Date, the Backup Servicer will not institute against the Issuer, or join any other Person in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 4.15(c) will survive the termination of this Agreement.

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                  (d) No Changes in Backup Servicer Fee. The Backup Servicer
will not make any changes to Backup Servicer Fee set forth in the Collateral Custodian and Backup Servicer Fee Letter without the prior written approval of the Noteholders.

                  Section 4.16. Payment of Certain Expenses by the Servicer and the Issuer.

                  (a) The Servicer will be required to pay all fees and expenses incurred by it in connection with the transactions and activities contemplated by this Agreement, including fees and disbursements of legal counsel and independent accountants, taxes imposed on the Servicer, expenses incurred in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Issuer. In consideration for the payment by the Issuer of the Servicing Fee, the Servicer will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Trust Accounts and the Backup Servicer Fee and the Collateral Custodian Fee pursuant to the Collateral Custodian and Backup Servicer Fee Letter. The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee.

                  (b) The Issuer will be required to pay all fees and expenses incurred by the Indenture Trustee and the Noteholders in connection with the transactions and activities contemplated by this Agreement, including reasonable fees and disbursements of legal counsel and independent accountants.

                  Section 4.17. Reports.

                  (a) Servicer Report. With respect to each Record Date and the related Collection Period, the Servicer will provide to the Issuer, the Backup Servicer, the Indenture Trustee and each Purchaser, on the related Record Date, a monthly statement (a "Servicer Report"), signed by a Responsible Officer of the Servicer and substantially in the form of Exhibit B. Except as otherwise set forth herein, the Backup Servicer shall have no obligation to review any information in the Servicer Report.

                  (b) Servicer's Certificate. Together with each Servicer Report, the Servicer shall submit to the Issuer, the Backup Servicer, the Indenture Trustee and each Purchaser a certificate substantially in the form of Exhibit K (a "Servicer's Certificate"), signed by a Responsible Officer of the Servicer, which shall include a certification by such Responsible Officer that no Trigger Event, Default or Event of Default has occurred and is continuing. Except as otherwise set forth herein, the Backup Servicer shall have no duty to review any information set forth in the Servicer's Certificate.

                  (c) Financial Statements. The Servicer will submit to the Issuer, the Backup Servicer, the Indenture Trustee and each Purchaser, within 45 days following the end of each of the Servicer's fiscal quarters (other than the final fiscal quarter), commencing for the fiscal quarter ending on June 30, 2005, unaudited financial statements of the Servicer (including an analysis of delinquencies and losses for each fiscal quarter) as of the end of each such fiscal quarter. The Servicer shall submit to the Issuer, the Indenture Trustee and each Purchaser, within 90 days following the end of the Servicer's fiscal year, commencing with the fiscal year ending on December 31, 2005, annual audited financial statements as of the end of such fiscal year. Except as otherwise set forth herein, the Backup Servicer shall have no duty to review any of the financial information set forth in such financial statements.

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                  Section 4.18. Annual Statement as to Compliance.

                  The Servicer will provide to the Issuer, the Backup Servicer, the Indenture Trustee, the Collateral Custodian and each Purchaser, within 90 days following the end of each fiscal year of the Servicer, commencing with the fiscal year ending on December 31, 2005, an annual report signed by a Responsible Officer of the Servicer certifying that (a) a review of the activities of the Servicer, and the Servicer's performance pursuant to this Agreement, for the period ending on the last day of such fiscal year has been made under such Responsible Officer's supervision and (b) the Servicer has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no Servicer Default has occurred and is continuing (or if a Servicer Default has occurred and is continuing, specifying each such event, the nature and status thereof and the steps necessary to remedy such event, and, if a Servicer Default occurred during such year and no notice thereof has been given to each Purchaser (with a copy to the Indenture Trustee), specifying such Servicer Default and the steps taken to remedy such event).

                  Section 4.19. Annual Independent Public Accountant's Servicer Reports.

                  The Servicer will cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish to the Issuer, the Indenture Trustee, the Collateral Custodian and each Purchaser (with a copy to the Backup Servicer), within 90 days following the end of each fiscal year of the Servicer, commencing with the fiscal year ending on December 31, 2005, (i) a report relating to such fiscal year to the effect that (A) such firm has reviewed certain documents and records relating to the servicing of the Transferred Loans, and (B) based on such examination, such firm is of the opinion that the Servicer Reports for such year were prepared in compliance with this Agreement, except for such exceptions as it believes to be immaterial and such other exceptions as will be set forth in such firm's report and (ii) a report covering such fiscal year to the effect that such accountants have applied certain agreed-upon procedures (which procedures shall not be amended from those procedures in effect as of the Closing Date without the prior approval of the Issuer and each Purchaser) to certain documents and records relating to the servicing of Transferred Loans under this Agreement, compared the information contained in the Servicer Reports and the Servicer's Certificates delivered during the period covered by such report with such documents and records and that no matters came to the attention of such accountants that caused them to believe that such servicing was not conducted in compliance with this Article IV of this Agreement, except for such exceptions as such accountants shall believe to be immaterial and such other exceptions as shall be set forth in such statement.

                  Section 4.20. Limitation on Liability.

                  Except as provided herein, none of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuer, the Administrative Agent, the other Noteholders or any other Person for any action taken or for refraining from the taking of any action as expressly provided for in this Agreement; provided, that this provision shall not protect any such Person against any liability that would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence (except with regard to the Backup Servicer when acting as successor servicer, gross negligence and not negligence shall apply) in the performance of duties or by reason of its failure to perform materially in accordance with this Agreement.

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

                  The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Transferred Loans in accordance with this Agreement that in its reasonable opinion may involve it in any expense or liability. The Servicer may, in its sole discretion, undertake any legal action relating to the servicing, collection or administration of Transferred Loans and the Related Property that it may reasonably deem necessary or appropriate for the benefit of the Issuer and the Noteholders with respect to this Agreement and the rights and duties of the parties hereto and the respective interests of the Issuer and the Noteholders hereunder.

                  Section 4.21. The Servicer, the Backup Servicer and the Collateral Custodian Not to Resign.

                  None of the Servicer, the Backup Servicer or the Collateral Custodian shall resign from the obligations and duties hereby imposed on such Person except upon such Person's determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that such Person could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Servicer, the Backup Servicer, the Collateral Custodian shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Issuer and each Noteholder. No such resignation shall become effective until a successor shall have assumed the responsibilities and obligations of such Person in according with the terms of this Agreement.

                  Section 4.22. Access to Certain Documentation and Information Regarding the Transferred Loans.

                  The Issuer, the Servicer or the Collateral Custodian, as applicable, shall provide to the Indenture Trustee, Backup Servicer, the Administrative Agent and the Noteholders access to the Loan Documents and all other documentation regarding the Transferred Loans included as part of the Collateral and the Related Property in such cases where the Indenture Trustee and the Administrative Agent is required in connection with the enforcement of the rights or interests of the Administrative Agent or the other Noteholders, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon two Business Days' prior written request, (ii) during normal business hours and (iii) subject to the Servicer's and the Collateral Custodian's normal security and confidentiality procedures. From and after the Closing Date and periodically thereafter at the discretion of the Administrative Agent or the applicable Noteholder, the Administrative Agent, such Noteholder or its agents may review the Issuer's and the Servicer's collection and administration of the Transferred Loans in order to assess compliance by the Servicer with the Servicer's written policies and procedures, as well as with this Agreement and may conduct an audit of the Transferred Loans, Loan Documents and Records in conjunction with such a review. Such review shall be reasonable in scope and shall be completed in a reasonable period of time. The Issuer shall bear the cost of such audits.

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                  Section 4.23. Identification of Records.

                  The Servicer shall clearly and unambiguously identify each Transferred Loan that is part of the Collateral and the Related Property in its computer or other records to reflect that the interest in such Transferred Loans and Related Property have been transferred to and are owned by the Issuer and that the Indenture Trustee, on behalf of the Noteholders, has the interest therein Granted by Issuer pursuant to the Indenture.

                                   ARTICLE V

                         ESTABLISHMENT OF TRUST ACCOUNTS

                  Section 5.01. Collection Account, Principal Collections Account and Distribution Account.

                  (a) (1) Establishment of Collection Account. The Servicer, for the benefit of the Indenture Trustee and the Noteholders, shall cause to be established and maintained one Collection Account (the "Collection Account"), which shall be a separate Eligible Account entitled "Hercules Funding Trust I Collection Account, Hercules Technology Growth Capital, Inc., as Servicer, for the benefit of the Indenture Trustee and the holders of the Asset Backed Notes." Funds in the Collection Account shall be invested in accordance with Section 5.03(b).

                  (2) Establishment of Principal Collections Account. The Servicer, for the benefit of the Indenture Trustee and the Noteholders, shall cause to be established and maintained one Principal Collections Account (the "Principal Collections Account"), which shall be a separate Eligible Account entitled "Hercules Funding Trust I Principal Collections Account, Hercules Technology Growth Capital, Inc., as Servicer, for the benefit of the Indenture Trustee and the holders of the Asset Backed Notes." Funds in the Principal Collections Account shall be invested in accordance with Section 5.03(b).

                  (3) Establishment of Distribution Account. The Indenture Trustee, for the benefit of the Noteholders, shall cause to be established and maintained, one or more Distribution Accounts (collectively, the "Distribution Account"), which shall be a separate Eligible Account, entitled "Hercules Funding Trust I Distribution Account." Funds in the Distribution Account shall remain uninvested.

                  (4) Notice of Change in Trust Accounts. The Servicer will deliver prior written notice to the Indenture Trustee of any change in the location of any Trust Account, which notice shall include the name of the Designated Depository Institution to which any such account has been transferred, complete wire transfer instructions for such account, and such notice shall be deemed a representation and warranty by the Servicer that each such new account is an Eligible Account.

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                  (b) Deposits to Collection Account. The Servicer shall deposit or cause to be deposited (without duplication):

                  (1) all Collections on or in respect of each Transferred Loan collected on or after the related Transfer Date (to the extent received by the Servicer, including, without limitation, amounts received in or credited to account number 4720029656 maintained at Union Bank of California, N.A.) within two Business Days after receipt thereof;

                  (2) in the event of an early termination of this Agreement, the Termination Price in accordance with Section 10.02; and

                  (3) any amount required to be remitted by Hercules pursuant to
Section 11.01 of the Note Purchase Agreement within one (1) Business Day after receipt of notice thereof.

                  The Servicer agrees that it will cause the Originator, Depositor or other appropriate Person paying such amounts, as the case may be, to remit directly to the Collection Account, within two Business Days after receipt thereof, all amounts referenced in clauses (1) and (2) to the extent such amounts are received by such Person.

                  (c) Withdrawals From Collection Account; Deposits to the Distribution Account.

                  (1) Withdrawals From Collection Account -- Reimbursement Items. The Servicer shall periodically but in any event on each Payment Date, make the following withdrawals from the Collection Account prior to any other withdrawals, in no particular order of priority:

                  (i) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error,

                  (ii) to withdraw amounts and remit to the Indenture Trustee for deposit in the Distribution Account for payments required pursuant to
Section 5.01(c)(4) and Section 5.01(c)(5); and

                  (iii) [Reserved].

                  (iv) to clear and terminate the Collection Account in connection with the termination of this Agreement.

                  (2) [Reserved].

                  (3) [Reserved].

                  (4) Withdrawals From Distribution Account During the Revolving Period -- Payment Dates. On each Payment Date occurring during the Revolving Period, to the extent funds are available in the Distribution Account, the Paying Agent (based on the information provided by the Servicer contained in the Servicer Report for such Payment Date) shall make withdrawals therefrom for application in the following order of priority:

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                  (i)               the following amounts in the following
                                    order: (a) pro rata, based on the amounts owed to such Persons under this clause (a), to the Hedge Counterparties, any amounts for the current and any prior Payment Dates owing to the Hedge Counterparties under Hedging Agreements (other than Hedge Breakage Costs), together with interest accrued thereon; (b) to the Indenture Trustee, an amount equal to the Indenture Trustee Fee and all unpaid Indenture Trustee Fees from prior Payment Dates and all amounts owing to the Indenture Trustee pursuant to Section 6.07 of the Indenture;
                                    (c) to the Servicer, to the extent of
                                    Collections received with respect to the specific Transferred Loans for which such Servicer Advances were made, an amount equal to any Unreimbursed Servicer Advances on such Transferred Loans, and, if Hercules is not the Servicer, an amount equal to the Servicing Fee; (d) upon the appointment of the Back-up Servicer as successor servicer hereunder, the Successor Engagement Fee and to the reimbursement or payment of any expenses incurred by the Indenture Trustee or Backup Servicer in connection with the appointment of a successor Servicer pursuant to Section 9.02; (e) to the Backup Servicer, to the extent not paid by the Servicer, an amount equal to the Backup Servicer Fee and any unpaid Backup Servicer Expenses; (f) to the Collateral Custodian, an amount equal to the Collateral Custodian Fee; and (g) on the Payment Date preceding each anniversary of the Closing Date, to the Owner Trustee, an amount equal to the Owner Trustee Fee;

                  (ii) to the holders of the Notes pro rata, the sum of the Interest Payment Amount with respect to each holders' Notes for such Payment Date and the Interest Carry-Forward Amount;

                  (iii) to the Noteholders, pro rata based on the proportion of the Note Principal Balance held by each Noteholder, the Nonutilization Fee for such Payment Date, together with any Nonutilization Fees remaining unpaid from any prior Payment Dates;

                  (iv) to the holders of the Notes pro rata, the amount required to cause the Availability to exceed zero as of such Payment Date; provided that if (a) a Trigger Event shall have occurred and be continuing or (b) an Event of Default shall have occurred and be continuing, the holders of the Notes shall receive, all remaining amounts on deposit in the Distribution Account, until the Advances Outstanding and all other amounts due to the Noteholders are reduced to zero;

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                  (v)               to the Servicer, an amount equal to all
                                    Unreimbursed Servicer Advances, to the
                                    extent not reimbursed pursuant to Section
                                    5.01(c)(4)(i) and, if Hercules is the
                                    Servicer, to the Servicer, an amount equal to the Servicing Fee and all unpaid Servicing Fee from prior Payment Dates;

                  (vi) to the appropriate Person, amounts in respect of Issuer/Depositor Indemnities (as defined in the Trust Agreement) until such amounts are paid in full;

                  (vii) to the Owner Trustee, all amounts owing to the Owner Trustee pursuant to the Trust Agreement and the Owner Trustee Fee Letter and not otherwise paid, other than the Owner Trustee Fee if the applicable Payment Date is not the Payment Date described in Section 5.01(c)(4)(i)(g);

                  (viii) pro rata, to each Group Noteholder (as identified in the Note Purchase Agreement), all amounts due and owing pursuant to
                                    Article X of the Note Purchase Agreement;

                  (ix) pro rata, based on the amounts owed to such Persons under this clause (viii), to the Hedge Counterparties, any unpaid Hedge Breakage Costs, together with interest accrued thereon

                  (x) to any Successor Servicer, any accrued and unpaid Transition Costs; and

                  (xi) to the Paying Agent, for distribution to the holders of the Trust Certificates, in accordance with Section 5.2(b) of the Trust Agreement, all amounts remaining in the Distribution Account.

                  Pro rata payments to the Noteholders shall be paid in accordance with Section 5.02.

                  (5) Withdrawals From Distribution Account After the Revolving Period. Notwithstanding anything herein to the contrary, on each Payment Date after the Revolving Period, to the extent funds are available in the Distribution Account, the Paying Agent (based on the information provided by the Servicer contained in the Servicer Report for such Payment Date) shall make withdrawals therefrom for application in the following order of priority:

                  (i) the following amounts in the following order: (a) pro rata, based on the amounts owed to such Persons under this clause (a), to the Hedge Counterparties, any amounts for the current and any prior Payment Dates owing to the Hedge Counterparties under Hedging Agreements (other than Hedge Breakage Costs), together with interest accrued thereon; (b) the Indenture Trustee, an amount equal to the Indenture Trustee Fee and all unpaid Indenture Trustee Fees from prior Payment Dates and all amounts owing to the Indenture Trustee pursuant to Section
                                    6.07 of the Indenture; (c) to the Servicer, to the extent of Collections received with respect to the specific Transferred Loans for which such Servicer Advances were made, an amount equal to any Unreimbursed Servicer Advances on such Transferred Loans, and, if Hercules is not the Servicer, an amount equal to the Servicing Fee; (d) upon the appointment of the Back-up Servicer as successor servicer hereunder, the Successor Engagement Fee and the reimbursement or payment of any expenses incurred by the Indenture Trustee and the Backup Servicer in connection with the appointment of a successor Servicer pursuant to Section 9.02;
                                    (e) to the Backup Servicer, to the extent not paid by the Servicer, an amount equal to the Backup Servicer Fee and any unpaid Backup Servicer Expenses; (f) to the Collateral Custodian, an amount equal to the Collateral Custodian Fee; and (g) on the Payment Date preceding each anniversary of the Closing Date, to the Owner Trustee, an amount equal to the Owner Trustee Fee;

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

                  (ii) to the holders of the Notes pro rata, the sum of the Interest Payment Amount with respect to each holders' Notes for such Payment Date and the Interest Carry-Forward Amount;

                  (iii) to the holders of the Notes pro rata, until the Advances Outstanding and all other amounts due to the Noteholders are reduced to zero;

                  (iv) to the Servicer, an amount equal to all Unreimbursed Servicer Advances, to the extent not reimbursed pursuant to Section 5.01(c)(5)(i) and, if Hercules is the Servicer, to the Servicer, an amount equal to the Servicing Fee and all unpaid Servicing Fee from prior Payment Dates;

                  (v) to the appropriate Person, amounts in respect of Issuer/Depositor Indemnities (as defined in the Trust Agreement) until such amounts are paid in full;

                  (vi) to the Owner Trustee, all amounts owing to the Owner Trustee pursuant to the Trust Agreement and the Owner Trustee Fee Letter and not otherwise paid, other than the Owner Trustee Fee if the applicable Payment Date is not the Payment Date described in Section 5.01(c)(5)(i)(g)

                  (vii) pro rata, to each Group Noteholder (as identified in the Note Purchase Agreement), all amounts due and owing pursuant to
                                    Article X of the Note Purchase Agreement;

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

                  (viii) pro rata, based on the amounts owed to such Persons under this clause (viii), to the Hedge Counterparties, any unpaid Hedge Breakage Costs, together with interest accrued thereon;

                  (ix) to any Successor Servicer, any accrued and unpaid Transition Costs; and

                  (x) to the Paying Agent, for distribution to the holders of the Trust Certificates, in accordance with Section 5.2(b) of the Trust Agreement, all amounts remaining in the Distribution Account.

                  Pro rata payments to the Noteholders shall be paid in accordance with Section 5.02.

                  Notwithstanding that the Notes have been paid in full, the Paying Agent and the Servicer shall continue to maintain the Distribution Account, the Collection Account and the Principal Collections Account hereunder until this Agreement has been terminated.

                  Section 5.02. Payments to Securityholders.

                  (a) All distributions made on the Notes on each Payment Date or pursuant to Section 5.04(b) of the Indenture will be made on a pro rata basis among the Noteholders of record of the Notes on the related Record Date based on the Percentage Interest represented by their respective Notes, without preference or priority of any kind, and, except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account such Noteholder shall have so notified the Paying Agent five Business Days prior to the related Record Date, and otherwise by check mailed to the address of such Noteholder appearing in the Notes Register. The final distribution on each Note will be made in like manner, but only upon presentment and surrender of such Note at the location specified in the notice to Noteholders of such final distribution.

                  (b) All distributions made on the Trust Certificates on each Payment Date or pursuant to Section 5.04(b) of the Indenture will be made in accordance with the Percentage Interest among the holders of the Trust Certificates of record on the related Record Date based on their Percentage Interests on the date of distribution, without preference or priority of any kind, and, except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of each such holder, if such holder shall own of record a Trust Certificate in an original denomination aggregating at least 25% of the Percentage Interests and shall have so notified the Paying Agent and the Indenture Trustee five Business Days prior to the related Record Date, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Trust Certificate will be made in like manner, but only upon presentment and surrender of such Trust Certificate at the location specified in the notice to holders of the Trust Certificates of such final distribution. Any amount distributed to the holders of the Trust Certificates on any Payment Date shall not be subject to any claim or interest of the Noteholders.

                  Section 5.03. Trust Accounts; Trust Account Property.

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                  (a) Control of Trust Accounts. Each of the Trust Accounts
established hereunder has been pledged by the Issuer to the Indenture Trustee under the Indenture and shall be subject to the Lien of the Indenture. Amounts distributed from each Trust Account in accordance with the terms of this Agreement shall be released for the benefit of the Securityholders from the Collateral upon such distribution thereunder or hereunder. The Indenture Trustee on behalf of the Noteholders shall possess all right, title and interest in and to all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon), and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Collateral. If, at any time, any Trust Account ceases to be an Eligible Account, the Servicer shall, within ten Business Days (i) establish a new Trust Account as an Eligible Account, (ii) terminate the ineligible Trust Account, and
(iii) transfer any cash and investments from such ineligible Trust Account to such new Trust Account.

                  With respect to the Trust Accounts, the Issuer, the Indenture Trustee, the Depositor and the Originator and Servicer agree that the Distribution Account, the Collection Account and the Principal Collections Account shall be subject to the sole and exclusive dominion, custody and control of the Paying Agent on behalf of the Indenture Trustee, for the benefit of the Noteholders, and, except as expressly provided in this Agreement with respect to the Servicer's rights to withdraw funds from the Trust Accounts but subject in all events to Section 4.04(d), the Indenture Trustee and the Paying Agent on behalf of the Indenture Trustee, as applicable, shall have sole signature and withdrawal authority with respect thereto.

                  (b) (1) Investment of Funds. Funds held in the Collection Account and the Principal Collections Account may be invested (to the extent practicable and consistent with any requirements of the Code) in Permitted Investments by or at the direction of the Servicer. In any case, funds in the Collection Account and the Principal Collections Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, one Business Days prior to the next Payment Date and shall not be sold or disposed of prior to its maturity subject to Subsection (b)(2) of this Section. All interest and any other investment earnings on amounts or investments held in the Collection Account and the Principal Collections Account shall be retained by the Servicer.

                  (2) Insufficiency and Losses in Trust Accounts. If any amounts are needed for disbursement from the Collection Account or the Principal Collections Account and sufficient uninvested funds are not available to make such disbursement, the Servicer shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in the Collection Account and the Principal Collections Account. The Servicer shall be liable for any investment loss or other charge resulting therefrom.

                  If any losses are realized in connection with any investment in the Collection Account or the Principal Collections Account pursuant to this Agreement, then the Servicer shall deposit the amount of such losses (to the extent not offset by income from other investments in the Collection Account or the Principal Collections Account) into the Collection Account or the Principal Collections Account promptly upon the realization of such loss.

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

                  (c) Subject to Section 6.01 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein.

                  (d) With respect to the Trust Account Property, each of the Servicer and the Indenture Trustee acknowledges and agrees that:

                  (1) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts, subject to the last sentence of Subsection (a) of this Section 5.03; and each such Eligible Account shall be subject to the sole and exclusive dominion, custody and control of the Paying Agent on behalf of the Indenture Trustee; and, without limitation on the foregoing, the Paying Agent on behalf of the Indenture Trustee shall have sole signature authority with respect thereto;

                  (2) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee or the Paying Agent on behalf of the Indenture Trustee in accordance with paragraphs (a) and (b) of the definition of "Delivery" in Section 1.01 and shall be held, pending maturity or disposition, solely by the Paying Agent on behalf of the Indenture Trustee or the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee;

                  (3) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (c) of the definition of "Delivery" in Section 1.01 and shall be maintained by the Paying Agent on behalf of the Indenture Trustee or the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                  (4) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (3) above shall be delivered to the Paying Agent on behalf of the Indenture Trustee or the Indenture Trustee in accordance with paragraph (d) of the definition of "Delivery" in Section 1.01 and shall be maintained by the Paying Agent on behalf of the Indenture Trustee or the Indenture Trustee, pending maturity or disposition, through continued registration of the Paying Agent on behalf of the Indenture Trustee or the Indenture Trustee's (or its nominee's) ownership of such security.

                                   ARTICLE VI

                          SPECIFICATION OF TAX MATTERS

                  Section 6.01. Specification of Certain Tax Matters.

                  The Paying Agent shall comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made to any Securityholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith, giving due effect to any applicable exemptions from such withholding and effective certifications or forms provided by the recipient. Any amounts withheld pursuant to this Section 6.02 shall be deemed to have been distributed to the Securityholders, as the case may be, for all purposes of this Agreement. Neither the Paying Agent nor the Indenture Trustee shall have any responsibility for preparing or filing any tax returns.

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

                                  ARTICLE VII

                                    COVENANTS

                  Section 7.01. Financial Covenants of Hercules.

                  (a) At all times during the term of this Agreement, Hercules shall maintain a minimum consolidated Tangible Net Worth of $90,000,000 plus seventy-five (75%) percent of any new equity and subordinated debt issued after June 13, 2005.

                  (b) Hercules may not exceed a maximum leverage ratio (the ratio of total consolidated liabilities (exclusive of non-recourse debt but including, without limitation, any convertible debt), determined in accordance with GAAP, to its consolidated Tangible Net Worth) of 3.0:1, but in any event not greater than permitted by the applicable requirements of the Investment Company Act and any applicable exemption thereunder, as of any date of determination.

                  Section 7.02. Hedge Covenants.

                  (a) The Issuer shall, prior to entering into any Hedge Transaction, provide each Purchaser written notice of its intent to do so and shall deliver a summary of the material terms of such Hedge Transaction with such notice.

                  (b) The Originator, the Servicer and the Depositor hereby acknowledge that the Issuer will Grant to the Indenture Trustee pursuant to the Indenture, all right, title and interest of the Issuer in any Hedging Agreement, Hedge Transaction, and all present and future amounts payable by a Hedge Counterparty to the Issuer under or in connection with the any such Hedging Agreement and Hedge Transaction(s) with the applicable Hedge Counterparty (the "Hedge Collateral"), and the Issuer hereby Grants a security interest to the Indenture Trustee, on behalf of the Noteholders, in any Hedge Collateral. The Issuer acknowledges that, as a result of that assignment, the Issuer may not, without the prior written consent of the Majority Noteholders, exercise any rights under any Hedging Agreement or Hedge Transaction, except for Issuer's right under any Hedging Agreement to enter into Hedge Transactions in order to meet the Issuer's obligations under Section 7.02(a) hereof. Nothing herein shall have the effect of releasing the Issuer from any of its obligations under any Hedging Agreement or any Hedge Transaction, nor be construed as requiring the consent of the Indenture Trustee or any Noteholder for the performance by Issuer of any such obligations.

                  (c) Any Hedge Transaction shall be entered into with a Hedge Counterparty and governed by a Hedging Agreement. The Issuer shall, promptly upon execution thereof, provide to the Indenture Trustee and each Purchaser, a copy of each Hedging Agreement entered into in connection with this Agreement.

                  Section 7.03. Covenants Regarding Purchased Assets.

                  (a) Protect Collateral. Each of the Depositor and the Originator agrees that it shall not sell, assign, transfer, pledge or encumber in any other manner the Purchased Assets (except for the assignment and pledge to the Issuer hereunder and the Grant of a security interest in the Collateral to the Indenture Trustee under the Indenture). Each of the Depositor and the Originator shall warrant and defend the right and title herein granted unto the Issuer in and to the Purchased Assets (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever.

                  (b) Further Assurances. The Depositor and the Originator shall, at their own expense, promptly execute and deliver all further instruments (including financing statements, stock powers, other powers and other instruments of transfer or control) requested by the Noteholders to perfect and protect any security interest granted or purported to be granted hereby or to enable the Issuer and/or the Indenture Trustee, as applicable, to exercise and enforce its rights and remedies hereunder with respect to the Purchased Assets or under the Indenture with respect to any Collateral, including the rights and remedies under Article V of the Indenture. In addition, the Depositor and the Originator shall, at their own expense, promptly take all further action that any Noteholder may request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Issuer and/or the Indenture Trustee, as applicable, to exercise and enforce its rights and remedies hereunder with respect to the Purchased Assets or under the Indenture with respect to any Collateral, including the rights and remedies under Article V of the Indenture.

                  (c) Collections Held in Trust. If Depositor or the Originator receives any Collections, each of the Depositor and the Originator, as applicable, shall hold such Collections separate and apart from its other property in trust for the Issuer and shall, within two Business Days after receipt thereof, deposit such Collections to the Collection Account.

                  (d) Consents. The Depositor and the Originator shall execute and deliver to the Issuer and/or the Indenture Trustee, as applicable, upon request and at the time the Issuer and/or the Indenture Trustee, as applicable, exercises its remedies, any document deemed necessary by the Issuer and/or the Indenture Trustee, as applicable, in order to evidence the Depositor and the Originator's consent to the Issuer and/or the Indenture Trustee exercising their respective remedies hereunder with respect to the Purchased Assets or under the Indenture with respect to any Collateral, including the rights and remedies under Article V of the Indenture.

                                  ARTICLE VIII

                    THE SERVICER AND THE COLLATERAL CUSTODIAN

                  Section 8.01. Indemnification; Third Party Claims.

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

                  (a) The Servicer shall indemnify the Originator, the Owner Trustee, the Issuer, the Paying Agent, the Depositor, the Indenture Trustee, the Collateral Custodian, the Backup Servicer and the Noteholders, their respective officers, directors, employees, agents and "control persons," as such term is used under the Securities Act and under the Exchange Act (each a "Servicer Indemnified Party") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Transferred Loans in compliance with the terms of this Agreement except to the extent such loss arises out of such Servicer Indemnified Party's fraud, gross negligence or willful misconduct; provided, however, that if the Servicer is not liable pursuant to the provisions of Section 8.01(b) hereof for its failure to perform its duties and service the Transferred Loans in compliance with the terms of this Agreement, then the provisions of this Section 8.01 shall have no force and effect with respect to such failure; provided, further that (i) no successor Servicer shall be liable for the actions or omissions of a predecessor Servicer; and (ii) the Servicer shall not be so required to indemnify a Servicer Indemnified Party or to otherwise be liable to an Servicer Indemnified Party for any losses in respect of the non-performance of the Transferred Loans, the creditworthiness of the Obligors with respect to the Transferred Loans, changes in the market value of the Transferred Loans or other similar investment risks associated with the Transferred Loans arising from a breach of any representation or warranty set forth in Section 3.03 hereto if the effect of such indemnity would be to provide credit recourse to the Originator for the performance of the Transferred Loans.

                  (b) None of the Depositor or the Servicer or any of their respective Affiliates, directors, officers, employees or agents shall be under any liability to the Owner Trustee, the Issuer, the Indenture Trustee or the Securityholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any of their respective Affiliates, directors, officers, employees, agents against the remedies provided herein for the breach of any warranties, representations or covenants made herein, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any expense or liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of the respective duties of the Servicer, the Depositor or the Originator, as the case may be. The Originator, the Depositor, the Servicer and any of their respective Affiliates, directors, officers, employees, agents may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.

                  (c) The Originator agrees to indemnify and hold harmless the Depositor, the Indenture Trustee and the Noteholders, as the ultimate assignees from the Depositor (each an "Originator Indemnified Party," together with the Servicer Indemnified Parties, the "Indemnified Parties"), from and against any loss, liability, expense, damage, claim or injury arising out of or based on (i) any breach of any representation, warranty or covenant of the Originator, the Servicer or their Affiliates, in any Basic Document, including, without limitation, by reason of any acts, omissions, or alleged acts or omissions arising out of activities of the Originator, the Servicer or their Affiliates, and (ii) any untrue statement by the Originator, the Servicer or its Affiliates of any material fact, including, without limitation, any Officer's Certificate, statement, report or other document or information prepared by any such Person and furnished or to be furnished by it pursuant to or in connection with the transactions contemplated thereby and not corrected prior to completion of the relevant transaction including, without limitation, such written information as may have been and may be furnished in connection with any due diligence investigation with respect to the Transferred Loans or any such Person's business, operations or financial condition, including reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Originator shall not indemnify an Originator Indemnified Party to the extent such loss, liability, expense, damage or injury is due to either an Originator Indemnified Party's willful misfeasance, bad faith or gross negligence or by reason of an Originator Indemnified Party's reckless disregard of its obligations hereunder; provided, further, that the Originator shall not be so required to indemnify an Originator Indemnified Party or to otherwise be liable to an Originator Indemnified Party for any losses in respect of the non-performance of the Transferred Loans, the creditworthiness of the Obligors with respect to the Transferred Loans, changes in the market value of the Transferred Loans or other similar investment risks associated with the Transferred Loans arising from a breach of any representation or warranty set forth in Section 3.03 hereto if the effect of such indemnity would be to provide credit recourse to the Originator for the performance of the Transferred Loans. The provisions of this indemnity shall run directly to and be enforceable by an Originator Indemnified Party subject to the limitations hereof.

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                  (d) With respect to a claim subject to indemnity hereunder made by any Person against an Indemnified Party (a "Third Party Claim"), such Indemnified Party shall notify the related indemnifying parties (each an "Indemnifying Party") in writing of the Third Party Claim within a reasonable time after receipt by such Indemnified Party of written notice of the Third Party Claim unless the Indemnifying Parties shall have previously obtained actual knowledge thereof. Thereafter, the Indemnified Party shall deliver to the Indemnifying Parties, within a reasonable time after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim. No failure to give such notice or deliver such documents shall effect the rights to indemnity hereunder. Each Indemnifying Party shall promptly notify the Indenture Trustee and the Indemnified Party (if other than the Indenture Trustee) of any claim of which it has been notified and shall promptly notify the Indenture Trustee and the Indemnified Party (if applicable) of its intended course of action with respect to any claim.

                  (e) If a Third Party Claim is made against an Indemnified Party, while maintaining control over its own defense, the Indemnified Party shall cooperate and consult fully with the Indemnifying Party in preparing such defense, and the Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving notice to the Indemnifying Party of such terms and the Indemnifying Party will promptly reimburse the Indemnified Party upon written request; provided, however, that the Indemnified Party may not settle any claim or litigation without the consent of the Indemnifying Party; provided, further, that the Indemnifying Party shall have the right to reject the selection of counsel by the Indemnified Party if the Indemnifying Party reasonably determines that such counsel is inappropriate in light of the nature of the claim or litigation and shall have the right to assume the defense of such claim or litigation if the Indemnifying Party determines that the manner of defense of such claim or litigation is unreasonable.

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                  Section 8.02. Relationship of Servicer to Issuer, Owner
Trustee and Indenture Trustee.

                  The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Issuer, the Owner Trustee and the Indenture Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Issuer, the Owner Trustee or the Indenture Trustee.

                  Section 8.03. Servicer May Own Securities.

                  Each of the Servicer and any Affiliate of the Servicer may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Servicer or an Affiliate thereof except as otherwise specifically provided herein; provided, however, that at any time that Hercules or any of its Affiliates is the Servicer, neither the Servicer nor any of its Affiliates (other than an Affiliate which is a corporation whose purpose is limited to holding securities and related activities and which cannot incur recourse debt) may be a Noteholder. Securities so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Securities; provided, that any Securities owned by the Servicer or any Affiliate thereof, during the time such Securities are owned by them, shall be without voting rights for any purpose set forth in this Agreement or the Indenture unless the Servicer or such Affiliate owns all outstanding Securities of the related class. The Servicer shall notify the Indenture Trustee promptly after it or any of its Affiliates becomes the owner or pledgee of a Security.

                  Section 8.04. Indemnification of the Indenture Trustee, the Owner Trustee and Administrative Agent.

                  Hercules agrees to indemnify the Indenture Trustee, Collateral Custodian, Backup Servicer, and their respective employees, officers, directors and agents, and reimburse its reasonable out-of-pocket expenses in accordance with Section 6.07 of the Indenture as if it was a signatory thereto. Hercules agrees to indemnify the Purchasers in accordance with Section 10.01 of the Note Purchase Agreement as if it were a signatory thereto. Hercules agrees to indemnify the Owner Trustee in accordance with Section 8.2 of the Trust Agreement as if it were a signatory thereto. This Section 8.04 shall survive the termination of this Agreement.

                                   ARTICLE IX

                                SERVICER DEFAULT

                  Section 9.01. Servicer Default.

                  (a) The occurrence of any of the following events shall constitute a "Servicer Default":

                  (1) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Issuer, the Indenture Trustee or any Purchaser or Noteholder as required by this Agreement, or to deliver any Servicer Report or other report required hereunder on or before the date occurring two Business Days after the date such payment, transfer, deposit, instruction of notice or report is required to be made or given, as the case may be, under the terms of this Agreement;

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                  (2) any failure on the part of the Servicer duly to observe or perform in any material respect any of the other covenants or agreements on the part of the Servicer contained in any Basic Document to which it is a party, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any other party hereto or thereto or to the Servicer (with copy to each other party hereto), by Holders of 25% of the Percentage Interests of the Notes or the Trust Certificates;

                  (3) any breach on the part of the Servicer of any representation or warranty contained in any Basic Document to which it is a party that has a material adverse affect on the interests of any of the parties hereto or thereto or any Securityholder and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Servicer by any other party hereto or to the Servicer (with copy to each other party hereto) by any Purchaser or Holders of 25% of the Percentage Interests of the Notes;

                  (4) a Bankruptcy Event shall occur with respect to the Servicer;

                  (5) so long as the Servicer or the Originator is an Affiliate of either of the Depositor or the Issuer, any "event of default" by the Servicer or the Originator occurs under any of the Basic Documents;

                  (6) Hercules fails to comply with the financial covenants set forth in Section 7.01;

                  (7) the Servicer shall fail in any material respect to service the Transferred Loans in accordance with the Credit and Collection Policy;

                  (8) the Servicer agrees to or otherwise permits (x) any change in the Credit and Collection Policy which would materially and adversely affect or impair the collectibility of any Transferred Loan, or (y) any material change in the Credit and Collection Policy without the prior written consent of the Majority Noteholder;

                  (9) any financial or asset information reasonably requested by any Noteholder as provided herein is not provided as requested within five Business Days of the receipt by the Servicer of such request;

                  (10) the rendering against the Servicer of a final judgment, decree or order for the payment of money in excess of $7,000,000 (individually or in the aggregate) and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 61 or more consecutive days without a stay of execution;

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                  (11) the failure of the Servicer to make any payment due with respect to aggregate recourse debt or other obligations with an aggregate principal amount exceeding $5,000,000 or the occurrence of any event or condition that would permit acceleration of such recourse debt or other obligations if such event or condition has not been waived;

                  (12) the Servicer fails to maintain a minimum Net Worth of at least $90,000,000 plus seventy-five (75%) percent of any new equity and subordinated debt issued after June 13, 2005;

                  (13) any Change-in-Control of the Servicer is made without the prior written consent of the Issuer and the Indenture Trustee;

                  (14) the Servicer shall fail to satisfy the RIC/BDC Requirements or otherwise fail to maintain its status as a business development company or as a registered investment company under the 1940 Act;

                  (15) any change in the management of the Servicer (whether by resignation, termination, disability, death or lack of day to day management) relating to either of Manuel A. Henriquez or H. Scott Harvey, or any failure by either of the aforementioned Persons to provide active and material participation in the Servicer's daily activities including, but not limited to, general management, underwriting, and the credit approval process and credit monitoring activities, which no later than 30 days after the occurrence of any event specified above is not (x) cured by the Servicer hiring a reputable, experienced individual satisfactory to the Majority Noteholders to replace the Person who is no longer actively participating in the management of the Servicer or (y) waived in writing by the Majority Noteholders;

                  (16) as of any date prior to September 1, 2005, Citigroup Global Markets Realty Corp., as initial noteholder, in its sole discretion, is not satisfied with the results of its July 2005 investigations into the respective backgrounds of any of Manuel A. Henriquez, Glen C. Howard, H. Scott Harvey, Dave Lund, Samir Bhaumik, Kathleen Conte or Roy Y. Liu; or

                  (17) the Servicer shall have failed to deliver the Required Opinions as of the first Borrowing Date after the Amendment Date.

                  (b) Upon the occurrence of (i) an Event of Default, (ii) a Trigger Event or (iii) any event, condition or circumstance shall occur or exist as shall have a Material Adverse Effect on the Servicer, the Indenture Trustee or any Purchaser, by notice in writing to the Servicer (with a copy to the Backup Servicer and the Collateral Custodian) may, in addition to whatever rights such Person may have at law or in equity to damages, including injunctive relief and specific performance, on thirty days' notice, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Transferred Loans and the proceeds thereof, as servicer under this Agreement. Within a commercially reasonable time following receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Transferred Loans or otherwise, shall, subject to
Section 9.02, pass to and be vested in a successor servicer, and the successor servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Transferred Loans and related documents. The Servicer agrees to cooperate with the successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the successor servicer for administration by it of all amounts which shall at the time be credited by the Servicer to the Collection Account or the Principal Collections Account or thereafter received with respect to the Purchased Assets.

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                  Section 9.02. Appointment of Successor.

                  (a) On and after the date the Servicer receives a notice of termination pursuant to Section 9.01 hereof, or the Owner Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel or accompanied by the consents required by Section 8.04 hereof then the Backup Servicer shall automatically succeed and assume all obligations of the Servicer hereunder, and all authority and power of the Servicer under this Agreement shall pass to and be vested in the Backup Servicer. As compensation therefor, the Backup Servicer shall be entitled to the Servicing Fee and the Successor Engagement Fee in addition to reimbursement of expenses incurred by the Backup Servicer in connection with the transition of the servicing obligations ("Transition Costs"); provided, however, in no event shall such Transition Costs exceed $50,000.00 in the aggregate. In the event that there is no Backup Servicer or the Backup Servicer is unable to assume such obligations on such date, the Indenture Trustee shall submit to Hercules the name of a proposed successor servicer (the "Successor Servicer"). Hercules shall have the right to reject one proposed Successor Servicer within two (2) Business Days of the Indenture Trustee's submission and, upon such rejection Hercules shall have no further consent rights with respect to the appointment of any Successor Servicer. If Hercules shall not have rejected such proposed Successor Servicer within such two (2) Business Day period, the Indenture Trustee shall, as promptly as possible, appoint such Successor Servicer as servicer hereunder so long as such proposed Successor Servicer is acceptable to each Noteholder. The Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee and the Majority Noteholders. In the event that a Successor Servicer has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee shall petition a court of competent jurisdiction to appoint any established financial institution, having a net worth of not less than United States $50,000,000 and whose regular business includes the servicing of assets similar to the Transferred Loans, as the Successor Servicer hereunder.

                  (b) Upon its appointment, the Backup Servicer or the Successor Servicer, as applicable, shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Backup Servicer or the Successor Servicer, as applicable; provided, however, that the Backup Servicer or Successor Servicer, as applicable, shall have (i) no liability with respect to any action performed by the terminated Servicer prior to the date that the Backup Servicer or Successor Servicer, as applicable, becomes the successor to the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer, (ii) no obligation to perform any advancing obligations, if any, of the Servicer unless it elects to in its sole discretion,
(iii) no obligation to pay any taxes required to be paid by the Servicer (provided that the Backup Servicer or Successor Servicer, as applicable, shall pay any income taxes for which it is liable), (iv) no obligation to pay any of the fees and expenses of any other party to the transactions contemplated hereby, and (v) no liability or obligation with respect to any indemnification obligations of any prior Servicer, including the original Servicer. The indemnification obligations of the Backup Servicer or the Successor Servicer, as applicable, upon becoming a successor servicer, are expressly limited to those instances of negligence or willful misconduct of the Backup Servicer or Successor Servicer, as applicable.

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

                  (c) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement and shall pass to and be vested in the Issuer and, without limitation, the Issuer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Seller in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing of the Transferred Loans.

                  (d) Upon the Backup Servicer receiving notice that it is required to serve as the Servicer hereunder pursuant to the foregoing provisions of this Section 9.02, the Backup Servicer will promptly begin the transition to its role as Servicer. Notwithstanding the foregoing, the Backup Servicer may, in its discretion, appoint, or petition a court of competent jurisdiction to appoint, any established servicing institution as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. As compensation, any Successor Servicer so appointed shall be entitled to receive the Servicing Fee, together with any other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided herein that accrued prior thereto, as well as Transition Costs. In the event the Backup Servicer is required to solicit bids as provided herein, the Backup Servicer shall solicit, by public announcement, bids from banks meeting the qualifications set forth in this
Section 9.02. Such public announcement shall specify that the Successor Servicer shall be entitled to the full amount of the Servicing Fee as servicing compensation, together with any other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided herein that accrued prior thereto, in addition to Transition Costs. Within 30 days after any such public announcement, the Backup Servicer shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Backup Servicer shall deduct from any sum received by the Backup Servicer from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any Unreimbursed Servicer Advances. After such deductions, the remainder of such sum shall be paid by the Backup Servicer to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor. The Backup Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Backup Servicer to the Indenture Trustee and the Noteholders and the Backup Servicer shall have consented thereto. The Backup Servicer shall not resign as servicer until a Successor Servicer has been appointed and accepted such appointment. Notwithstanding anything to the contrary contained herein, in no event shall Lyon Financial or the Indenture Trustee, in any capacity, be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any Successor Servicer under this Agreement and the transactions set forth or provided for by this Agreement.

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

                  If Lyon Financial becomes the Successor Servicer, Lyon Financial shall be required to service the Transferred Loans in accordance with the Loan Documents and Accepted Servicing Practices.

                  Notwithstanding anything contained in this Agreement to the contrary, Lyon Financial as successor Servicer, and any other successor servicer, is authorized to accept and rely on all of the accounting, records (including computer records) and work of the prior Servicer relating to the Transferred Loans (collectively, the "Predecessor Servicer Work Product") without any audit or other examination thereof, except where, in the exercise of reasonable care, such audit or examination would be advisable, and Lyon Financial shall have no duty, responsibility, obligation or liability for the acts and omissions of the prior Servicer. If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, "Errors") exist in any Predecessor Servicer Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to Lyon Financial making or continuing any Errors (collectively, "Continued Errors"), Lyon Financial shall have no duty, responsibility, obligation or liability to perform servicing or for such Continued Errors; provided, however, that Lyon Financial agrees to use commercially reasonable efforts to prevent further Continued Errors. In the event that Lyon Financial becomes aware of Errors or Continued Errors, Lyon Financial shall, with the prior consent of the Noteholders, use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continued Errors and to prevent future Continued Errors. Lyon Financial shall be entitled to recover its costs thereby expended in accordance with Section 5.01(c)(4)(i) of this Agreement or Section 5.04(b) of the Indenture, as applicable.

                  Section 9.03. Waiver of Defaults.

                  The Noteholders may waive any events permitting removal of the Servicer as servicer pursuant to Section 9.01. Upon any waiver of a past default, such default shall cease to exist and any Servicer Default or Trigger Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

                  Section 9.04. Accounting Upon Termination of Servicer.

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                  Upon termination of the Servicer under this Article IX, the
Servicer shall, at its own expense:

                  (a) deliver to its successor or, if none shall yet have been appointed, to the Paying Agent, the funds in the Collection Account, the Principal Collections Account and, if any, the Distribution Account;

                  (b) deliver to its successor or, if none shall yet have been appointed, to the Collateral Custodian all Loan Files and related documents and statements held by it hereunder and a copy of the Loan Tape;

                  (c) deliver to its successor, the Indenture Trustee, the Issuer and the Securityholders a full accounting of all funds, including a statement showing the Scheduled Payments with respect to the Transferred Loans collected by it and a statement of monies held in trust by it for payments or charges with respect to the Transferred Loans; and

                  (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Transferred Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

                                   ARTICLE X

                                   TERMINATION

                  Section 10.01. Termination.

                  (a) This Agreement shall terminate upon either: (A) the later of (i) the satisfaction and discharge of the Indenture and the provisions thereof, and payment to the Noteholders of all amounts due and owing in accordance with the provisions hereof or (ii) the disposition of all funds with respect to the last Transferred Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable, including, in both cases, without limitation, indemnification payments payable pursuant to any Basic Document to the Indenture Trustee, the Owner Trustee, the Issuer, the Servicer and the Collateral Custodian, written notice of the occurrence of either of which shall be provided to the Indenture Trustee by the Servicer; or
(B) the mutual consent of the Servicer, the Depositor and all Noteholders in writing and delivered to the Indenture Trustee by the Servicer.

                  (b) The Securities shall be subject to an early redemption or termination at the option of the Servicer and the Noteholders in the manner and subject to the provisions of Section 10.02 of this Agreement.

                  (c) Except as provided in this Article X, none of the Depositor, the Servicer nor any Certificateholder or Noteholder shall be entitled to revoke or terminate the Issuer.

                  Section 10.02. Optional Termination.

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                  (a) The Servicer may, at its option, effect an early
termination of this Agreement on any Business Day on or after the Clean-up Call Date. The Servicer shall effect such early termination by providing at least ten Business Days' notice thereof to the Noteholders, the Indenture Trustee and the Owner Trustee and paying all amounts due the Indenture Trustee, the Backup Servicer, the Owner Trustee, the Hedge Counterparties and the Noteholders hereunder (the "Termination Price").

                  (b) Any such early termination by the Servicer shall be accomplished by depositing into the Collection Account on the third Business Day prior to the Payment Date on which the purchase is to occur the amount of the Termination Price to be paid. The Termination Price and any amounts then on deposit in the Collection Account and the Principal Collections Account (other than any amounts withdrawable pursuant to Section 5.01(c)(1) hereof) shall be deposited in the Distribution Account and distributed by the Paying Agent in accordance with the priority of payments set forth in Section 5.01(c)(5) of this Agreement and Section 9.1 of the Trust Agreement on the next succeeding Payment Date; and any Collections received with respect to the Purchased Assets subsequent to the final Payment Date shall belong to the purchaser thereof (which may be the Originator).

                  Section 10.03. Notice of Termination Date; Amounts Due and Payable.

                  On the Termination Date, the Indenture Trustee shall, by notice to the Issuer, the Servicer and the Noteholders (in accordance with Section 11.05 of the Indenture), declare the Termination Date to have occurred and all amounts due the Noteholders, the Indenture Trustee, the Backup Servicer, the Owner Trustee, the Hedge Counterparties shall be immediately due and payable. Such amounts due and payable as of the Termination Date shall be distributed by the Paying Agent in accordance with the priority of payments set forth in Section 5.01(c)(5) of this Agreement and Section 9.1 of the Trust Agreement on the next succeeding Payment Date.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  Section 11.01. Acts of Securityholders.

                  Except as otherwise specifically provided herein and except with respect to Section 11.02(b), whenever action, consent or approval of the Securityholders is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Securityholders if the Majority Noteholders agree to take such action or give such consent or approval.

                  Section 11.02. Amendment.

                  (a) This Agreement may be amended from time to time by the Depositor, the Servicer, the Paying Agent, the Originator, the Collateral Custodian, the Backup Servicer, the Indenture Trustee and the Issuer by written agreement with notice thereof to the Securityholders, without the consent of any of the Securityholders, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action will not adversely affect in any material respect the interests of the Securityholders, as evidenced by an Opinion of Counsel to such effect provided at the expense of the party requesting such amendment.

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

                  (b) This Agreement may also be amended from time to time by the Depositor, the Servicer, the Paying Agent, the Originator, the Collateral Custodian, the Backup Servicer, the Indenture Trustee and the Issuer by written agreement, with the prior written consent of the Majority Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on the Transferred Loans or distributions which are required to be made on any Security, without the consent of the holders of 100% of the Securities, (ii) adversely affect in any material respect the interests of any of the holders of the Securities in any manner other than as described in clause (i), without the consent of the holders of 100% of the Securities, or (iii) reduce the percentage of the Securities the consent of which is required for any such amendment without the consent of the holders of 100% of the Securities.

                  (c) It shall not be necessary for the consent of Securityholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

                  Prior to the execution of any amendment to this Agreement, the Issuer and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Issuer's own rights, duties or immunities of the Issuer or the Indenture Trustee, as the case may be, under this Agreement.

                  Any amendment to this Agreement which affects the rights or duties of the Owner Trustee shall require the prior written consent of the Owner Trustee.

                  Section 11.03. Duration of Agreement.

                  This Agreement shall continue in existence and effect until terminated as herein provided.

                  Section 11.04. GOVERNING LAW; JURISDICTION.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

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                  Section 11.05. Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered personally, mailed by overnight mail, certified mail or registered mail, postage prepaid, or
(ii) transmitted by telecopy, upon telephone confirmation of receipt thereof, as follows: (A) in the case of the Depositor, to Hercules Funding I LLC, 525 University Avenue, Suite 700, Palo Alto, California 94301, Attention: Manuel A. Henriquez, telecopy number 650-473-9194, with a copy to Scott Harvey, Chief Legal Officer, Hercules Funding I LLC Capital, Inc., 3702 River Road, Franklin Park, Illinois 60131, telecopy number: 866-828-6687 or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Noteholders and the other parties hereto in writing by the Depositor; (B) in the case of the Issuer, to Hercules Funding Trust I, c/o Wilmington Trust Company, as Owner Trustee, 1100 North Market Street, Wilmington, Delaware 19801, telecopy (302) 636-4140, telephone (302) 651-1000, or such other address or telecopy or telephone numbers as may hereafter be furnished to the Noteholders and the other parties hereto in writing by the Issuer; (C) in the case of the Originator, to Hercules Technology Growth Capital, Inc., 525 University Avenue, Suite 700, Palo Alto, California 94301, Attention: Manuel A. Henriquez, telecopy number 650-473-9194, with a copy to Scott Harvey, Chief Legal Officer, Hercules Technology Growth Capital, Inc., 3702 River Road, Franklin Park, Illinois 60131, telecopy number: 866-828-6687, or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Noteholders and the other parties hereto in writing by the Originator, (D) in the case of the Servicer, to Hercules Technology Growth Capital, Inc., 525 University Avenue, Suite 700, Palo Alto, California 94301, Attention: Manuel A. Henriquez, telecopy number 650-473-9194, with a copy to Scott Harvey, Chief Legal Officer, Hercules Technology Growth Capital, Inc., 3702 River Road, Franklin Park, Illinois 60131, telecopy number: 866-828-6687, or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Noteholders and the other parties hereto in writing by the Servicer; (E) in the case of the Collateral Custodian, to its Corporate Trust Office, with a copy to the Indenture Trustee or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Noteholders and the other parties hereto in writing by the Indenture Trustee; (F) in the case of the Backup Servicer to Lyon Financial Services, Inc., d/b/a U.S. Bank Portfolio Services, 1310 Madrid, Suite 103, Marshall MN 56258, Attention: Joseph Andries, Ref: Hercules Funding Trust I, phone: (507) 532-7129, fax: (507) 537-5201, or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Noteholders and the other parties hereto in writing by the Backup Servicer; (G) in the case of the Indenture Trustee, at the Corporate Trust Office, as defined in the Indenture; and (H) in the case of the Administrative Agent, to Citigroup Global Markets Realty Corp., 390 Greenwich Street, 6th Floor, New York, NY 10013, Attention: Monitoring Group
- Doug Lipton and John Pawlowski, telecopy number (212) 723-8591; any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice or telephone confirmation thereof by such party.

                  Section 11.06. Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

                  Section 11.07. No Partnership.

                  Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto.

                  Section 11.08. Counterparts.

                  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts (including by fax or other electronic means), each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same Agreement.

                  Section 11.09. Successors and Assigns.

                  This Agreement shall inure to the benefit of and be binding upon the Servicer, the Originator, the Depositor, the Indenture Trustee, the Issuer and the Securityholders and their respective successors and permitted assigns.

                  Section 11.10. Headings.

                  The headings of the various Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  Section 11.11. Actions of Securityholders.

                  (a) Subject to Section 11.01, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Depositor, the Servicer or the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Depositor, the Servicer and the Issuer if made in the manner provided in this Section 11.11.

                  (b) The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner which the Depositor, the Servicer or the Issuer may deem sufficient.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Depositor, the Servicer or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

                  (d) The Depositor, the Servicer or the Issuer may require additional proof of any matter referred to in this Section 11.11 as it shall deem necessary.

                  Section 11.12. Non-Petition Agreement.

                  Notwithstanding any prior termination of any Basic Document, the Originator, the Paying Agent, the Servicer, the Depositor, the Collateral Custodian, the Backup Servicer and the Indenture Trustee each severally and not jointly covenants that it shall not, prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the Collection Date, acquiesce, petition or otherwise, directly or indirectly, invoke or cause the Issuer or the Depositor to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Issuer or Depositor under any Bankruptcy Law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or Depositor or any substantial part of their respective property or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

                  Section 11.13. Due Diligence.

                  The Originator acknowledges that the Noteholders may purchase Notes and advance Borrowings and may enter into transactions based solely upon the information provided by the Originator to the Noteholders in the Loan Schedule and the representations, warranties and covenants contained herein, and that the Noteholders, at their option, have the right prior to such purchase of the Notes or the advance of any Borrowing therein or such Transactions to conduct a partial or complete due diligence review on some or all of the Transferred Loans securing such purchase, including, without limitation, re-generating the information used to originate each such Transferred Loan. The Noteholders may underwrite such Transferred Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. The Originator agrees to cooperate with the Noteholders and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Noteholders and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Transferred Loans in the possession, or under the control, of the Servicer. The Originator also shall make available to the Noteholders a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Loan Files and the Transferred Loans. Each Noteholder agrees (on behalf of itself and its Affiliates, directors, officers, employees and representatives) to use reasonable precaution to keep confidential, in accordance with its customary procedures for handling confidential information and in accordance with safe and sound practices, and not to disclose to any third party, any non-public information supplied to it or otherwise obtained by it hereunder with respect to the Originator or any of its Affiliates; provided, however, that nothing herein shall prohibit the disclosure of any such information to the extent required by statute, rule, regulation or judicial process; provided, further that, unless specifically prohibited by applicable law or court order, the Noteholder shall, prior to disclosure thereof, notify the Originator of any request for disclosure of any such non-public information. The Noteholder further agrees not to use any such non-public information for any purpose unrelated to this Agreement and that each such Noteholder shall not disclose such non public information to any third party underwriter without obtaining a written agreement from such third party underwriter to comply with the confidentiality provisions of this Section 11.13.

                  Section 11.14. No Reliance.

                  Each of the Originator, the Depositor and the Issuer hereby acknowledges that it has not relied on the Noteholders or any of their officers, directors, employees, agents and "control persons" as such term is used under the Securities Act and under the Exchange Act, for any tax, accounting, legal or other professional advice in connection with the transactions contemplated by the Basic Documents, that each of the Originator, the Depositor and the Issuer has retained and been advised by such tax, accounting, legal and other professionals as it has deemed necessary in connection with the transactions contemplated by the Basic Documents and that the Noteholders make no representation or warranty, and shall have no liability with respect to, the tax, accounting or legal treatment or implications relating to the transactions contemplated by the Basic Documents.

                  Section 11.15. Conflicts.

                  Notwithstanding anything contained in the Basic Documents to the contrary, in the event of the conflict between the terms of this Agreement and any other Basic Document, the terms of this Agreement shall control.

                  Section 11.16. Limitation on Liability.

                  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Hercules Funding Trust I, in the exercise of the powers and authority conferred and vested in it,
(b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

                  Section 11.17. No Agency.

                  Nothing contained herein or in the Basic Documents shall be construed to create an agency or fiduciary relationship between the Administrative Agent, the Noteholders or any of their Affiliates and the Issuer, the Depositor, the Originator or the Servicer. None of the Administrative Agent, any Noteholders or any of their Affiliates shall be liable for any acts or actions affected in connection with an Optional Sale in connection with any Permitted Securitization.

                  Section 11.18. Third Party Beneficiaries.

                  The Owner Trustee is an intended third party beneficiary of this Agreement.

                  Section 11.19. Performance by U.S. Bank.

                  The parties expressly acknowledge and consent to U.S. Bank acting in the capacities of successor Servicer and in the capacity as Indenture Trustee and the Collateral Custodian. U.S. Bank may, in such dual capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by U.S. Bank of express duties set forth in this Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence (other than errors in judgment) and willful misconduct by U.S. Bank.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this Agreement.

                                    HERCULES FUNDING TRUST I, as Issuer

                                    By:     Wilmington Trust Company, not in its
                                            individual capacity but solely as
                                            Owner Trustee


                                    By:     ____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                    HERCULES FUNDING I LLC, as Depositor


                                    By:     ____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                    HERCULES TECHNOLOGY GROWTH CAPITAL, INC., as
                                    Originator and Servicer


                                   By:     _____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                   U.S. BANK NATIONAL
                                   ASSOCIATION, as Indenture
                                   Trustee, Paying Agent and
                                   Collateral Custodian


                                   By:     _____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                   LYON FINANCIAL SERVICES, INC., d/b/a U.S.
                                   BANK PORTFOLIO SERVICES, as Backup Servicer


                                    By:     ____________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                                        Hercules Funding Trust I
                                                    Sale and Servicing Agreement

                                   CITIGROUP GLOBAL MARKETS REALTY CORP., as a
                                   Noteholder and as Administrative Agent


                                   By:     _____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                   DEUTSCHE BANK AG, NEW YORK BRANCH, as DB
                                   Managing Agent and a Noteholder


                                   By:     _____________________________________
                                           Name:________________________________
                                           Title:_______________________________



                                   By:     _____________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                                        Hercules Funding Trust I
                                                    Sale and Servicing Agreement

                                    EXHIBIT A
                            FORM OF BORROWING NOTICE

                                     [Date]

Citigroup Global Markets Realty Corp.
390 Greenwich Street
6th Floor
New York, NY 10013
Attention: Monitoring Group -
Doug Lipton and John Pawlowski
Fax: (212) 723-8591

U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, Massachusetts  02110
Attention: Corporate Trust Services
Ref: Hercules Funding Trust I

         Re: Hercules Funding Trust I Asset Backed Notes

         Reference is made to the Amended and Restated Sale and Servicing Agreement, dated as of May 2, 2007 (the "Sale and Servicing Agreement"), among Hercules Funding Trust I, as Issuer, Hercules Funding I LLC, as Depositor, Hercules Technology Growth Capital, Inc., as Originator and Servicer, Citigroup Global Markets Realty Corp., as a Noteholder and as Administrative Agent, Deutsche Bank AG, New York Branch, as a Noteholder and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Collateral Custodian, and Lyon Financial Services, Inc. doing business as U.S. Bank Portfolio Services, as Backup Servicer. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Sale and Servicing Agreement.

         The undersigned ____________, a duly appointed ____________ of_____________________, acting in such capacity, hereby requests a Borrowing in an amount of $________, such amount to be advanced on _______, 200__, a Business Day not later than the next Business Day after the date hereof (such date, the "Borrowing Date").

                         Very truly yours,

                         HERCULES FUNDING TRUST I

                         By:     _______________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                    EXHIBIT B

                             FORM OF SERVICER REPORT



                            HERCULES FUNDING TRUST I



                              AMENDED AND RESTATED
                 SALE AND SERVICING AGREEMENT DATED MAY 2, 2007



                              RECORD DATE: MM/DD/YY

                                [TO BE PROVIDED]

                                    EXHIBIT C
                             FORM OF S&SA ASSIGNMENT

                  ASSIGNMENT NO. __ OF LOANS ("S&SA Assignment"), dated as of [_________] [__], [ ] (the "Transfer Date"), by Hercules Funding I LLC, (the "Depositor") to Hercules Funding Trust I (the "Issuer") pursuant to the Sale and Servicing Agreement referred to below.

                                   WITNESSETH:

                  WHEREAS, the Depositor and the Issuer are parties to the Amended and Restated Sale and Servicing Agreement dated as of May 2, 2007 (the "Sale and Servicing Agreement"), by and among Hercules Funding Trust I as Issuer, Hercules Funding I LLC, as Depositor, Hercules Technology Growth Capital, Inc. as the Originator and Servicer, Citigroup Global Markets Realty Corp., as a Noteholder and Administrative Agent, Deutsche Bank AG, New York Branch, as a Noteholder, Lyon Financial Services, Inc. d/b/a U.S. Bank Portfolio Services, as Backup Servicer and U.S. Bank National Association, as Indenture Trustee, as Paying Agent and as Collateral Custodian, hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified;

                  WHEREAS, pursuant to the Sale and Servicing Agreement, the Depositor wishes to sell, convey, transfer and assign Purchased Assets to the Issuer in exchange for cash consideration, the Trust Certificates and other good and valid consideration the receipt and sufficiency of which is hereby acknowledged; and

                  WHEREAS, the Issuer is willing to acquire such Purchased Assets subject to the terms and conditions hereof and of the Sale and Servicing Agreement;

                  NOW THEREFORE, the Depositor and the Issuer hereby agree as follows:

                  1. Defined Terms. All capitalized terms defined in the Sale and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

                  2. Designation of Loans. The Depositor does hereby deliver herewith a Loan Schedule containing a true and complete list of each Loan to be conveyed on the Transfer Date. Such list is marked as Schedule A to this S&SA Assignment and is hereby incorporated into and made a part of this S&SA Assignment.

                  3. Conveyance of Purchased Assets. The Depositor hereby sells, transfers, assigns and conveys to the Issuer, without recourse, all of the right, title and interest of the Depositor in and to the Loans listed on the Loan Schedule attached hereto and all Related Property and other related collateral constituting part of the Purchased Assets related to such Loan, including, without limitation, all Collections on or with respect to the Loans, in each case arising on or after the related Transfer Date.

                  4. Issuer Acknowledges Assignment. As of the Transfer Date, pursuant to this S&SA Assignment and Section 2.01(a) of the Sale and Servicing Agreement, the Issuer acknowledges its receipt of the Loans listed on the attached Loan Schedule and all Related Property and other related collateral constituting part of the Purchased Assets related to such Loan.

                  5. Acceptance of Rights But Not Obligations. The foregoing sale, transfer, assignment, set over and conveyance does not, and is not intended to, result in a creation or an assumption by the Issuer of any obligation of the Depositor, the Originator or any other Person in connection with this S&SA Assignment or under any agreement or instrument relating thereto except as specifically set forth herein.

                  6. Depositor Acknowledges Receipt of Sales Price. The Depositor hereby acknowledges receipt of the Sales Price or that is otherwise distributed at its direction.

                  7. Conditions Precedent. The conditions precedent in Section
2.08 of the Sale and Servicing Agreement have been satisfied.

                  8. Amendment of the Sale and Servicing Agreement. The Sale and Servicing Agreement is hereby amended by providing that all references to the "Sale and Servicing Agreement," "this Agreement" and "herein" shall be deemed from and after the Transfer Date to which this S&SA relates to be a dual reference to the Sale and Servicing Agreement as supplemented by this S&SA Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Sale and Servicing Agreement shall remain unamended and the Sale and Servicing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein, this S&SA Assignment shall not constitute or be deemed to constitute a waiver of compliance with or consent to noncompliance with any term or provision of the Sale and Servicing Agreement.

                  9. Counterparts. This S&SA Assignment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned have caused this S&SA Assignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                               HERCULES FUNDING I LLC,
                               as Depositor



                               By:     _________________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                               HERCULES FUNDING TRUST I, as Issuer

                               By: Hercules Technology Growth Capital, Inc., as Servicer and Administrator



                               By:     _________________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                    EXHIBIT D
                              FORM OF LOAN SCHEDULE

------------------------------------------------------------------------------------------------------------------------------
                                TRANSFERRED LOANS
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
      Obligor          Servicer Loan No.                  Outstanding Loan Balance          Origination    Final
      -------                  ---------                  ------------------------                        Maturity
                                                                                                Date        Date
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

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------------------------------------------------------------------------------------------------------------------------------

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------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT E-1
                    FORM OF INITIAL COLLATERAL CERTIFICATION


BY FACSIMILE:
-------------

Citigroup Global Markets Realty Corp.
390 Greenwich Street
6th Floor
New York, NY 10013
Attention: Monitoring Group -
Doug Lipton and John Pawlowski
Fax: (212) 723-8591

Ellen Simone
Citigroup Global Markets Realty Corp
Mortgage Products Group
333 West 34th Street, 4th Floor
NY, NY 10001
Phone: 212-615-7725
Fax:  212-615-9236


     Re: Amended and Restated Sale and Servicing Agreement dated as of May 2, 2007 (the "Agreement"), by and among Hercules Funding Trust I as Issuer, Hercules Funding I LLC, as Depositor, Hercules Technology Growth Capital, Inc. as the Originator and Servicer, Citigroup Global Markets Realty Corp., as a Noteholder and Administrative Agent, Deutsche Bank AG, New York Branch, as a Noteholder and U.S. Bank National Association, as Indenture Trustee, as Paying Agent and as Collateral Custodian.

Ladies and Gentlemen:

                  In accordance with the provisions of Section 2.05(b)(i) of the above-referenced Agreement, the undersigned, as the Collateral Custodian, hereby certifies as to each Loan in the Loan Schedule attached hereto that it has received a copy of each executed Underlying Note endorsed in blank. The Collateral Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the Underlying Notes or (ii) the collectibility, insurability, effectiveness or suitability of any such Loan.

                  The Collateral Custodian hereby confirms that it is holding each such Underlying Note with respect to each Loan as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Indenture Trustee pursuant to the terms and conditions of the Agreement.

The Collateral Custodian will accept and act on instructions with respect to the Loans subject hereto upon surrender of this Trust Receipt and Collateral Certification at its office at U.S. Bank National Association, 1719 Range Way, Florence, South Carolina 29501.

                  Capitalized terms used herein shall have the meaning ascribed to them in the Agreement.

                                        U.S. Bank National
                                        Association, as Collateral Custodian





                                        By:     _______________________________
                                                Name:__________________________
                                                Title:_________________________

                                   EXHIBIT E-2
                     FORM OF FINAL COLLATERAL CERTIFICATION


BY FACSIMILE:
-------------

Citigroup Global Markets Realty Corp.
390 Greenwich Street
6th Floor
New York, NY 10013
Attention: Monitoring Group -
Doug Lipton and John Pawlowski
Fax: (212) 723-8591

Ellen Simone
Citigroup Global Markets Realty Corp
Mortgage Products Group
333 West 34th Street, 4th Floor
NY, NY 10001
Phone: 212-615-7725
Fax:  212-615-9236


     Re: Amended and Restated Sale and Servicing Agreement dated as of May 2, 2007 (the "Agreement"), by and among Hercules Funding Trust I as Issuer, Hercules Funding I LLC, as Depositor, Hercules Technology Growth Capital, Inc. as the Originator and Servicer, Citigroup Global Markets Realty Corp., as a Noteholder and Administrative Agent, Deutsche Bank AG, New York Branch, as a Noteholder and U.S. Bank National Association, as Indenture Trustee, as Paying Agent and as Collateral Custodian.

Ladies and Gentlemen:

                  In accordance with the provisions of Section 2.05(b) of the above-referenced Agreement, the undersigned, as the Collateral Custodian, hereby certifies as to each Loan in the Loan Schedule attached hereto that it has received the Loan Files with respect to each Loan, with the exception of the missing items listed on Attachment A hereto. The Collateral Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents constituting the Loan Documents or (ii) the collectability, insurability, effectiveness or suitability of any such Loan.

                  The Collateral Custodian hereby confirms that it is holding each such Loan Document with respect to each Loan as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Indenture Trustee pursuant to the terms and conditions of the Agreement.

                  The Collateral Custodian will accept and act on instructions with respect to the Loans subject hereto upon surrender of this Trust Receipt and Collateral Certification at its office at U.S. Bank National Association, 1719 Range Way, Florence, South Carolina 29501.

                  Capitalized terms used herein shall have the meaning ascribed to them in the Agreement.

                                        U.S. Bank National
                                        Association, as Collateral Custodian





                                       By:     _________________________________
                                               Name:____________________________
                                               Title:___________________________

                                    EXHIBIT F
                       FORM OF BORROWING BASE CERTIFICATE

                                                              [DATE]

Citigroup Global Markets Realty Corp.
390 Greenwich Street
6th Floor
New York, NY 10013
Attention: Monitoring Group -
Doug Lipton and John Pawlowski
Fax: (212) 723-8591

Deutsche Bank Securities Inc.
Securitized Products Group
60 Wall Street, 19th Floor
New York, NY 10005
Attention: Amit Patel
Fax: (212) 797-5160

Ladies and Gentlemen:

                  This Borrowing Base Certificate is delivered to you pursuant to (i) Section 2.02 of the Amended and Restated Note Purchase Agreement (the "Note Purchase Agreement"), dated as of May 2, 2007, among Hercules Funding Trust I, as Issuer, Hercules Funding I LLC, as Depositor, Hercules Technology Growth Capital, Inc., as Originator ("Hercules") and Citigroup Global Markets Realty Corp., as Purchaser and (ii) Section 2.07 of the Amended and Restated Sale and Servicing Agreement, dated as of May 2, 2007 (the "Sale and Servicing Agreement"; and together with the Loan Sale Agreement, dated as of August 1, 2005, as amended, the "Agreements"), among the Issuer, the Depositor, Hercules, as Originator and Servicer, U.S. Bank National Association, as Indenture Trustee, Paying Agent and Collateral Custodian, Citigroup Global Markets Realty Corp., as a Noteholder and as Administrative Agent, Deutsche Bank AG, New York Branch, as a Noteholder, and Lyon Financial Services, Inc., doing business as U.S. Bank Portfolio Services, as Backup Servicer. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreements.

                  As of the date hereof, Hercules hereby makes the following representations and warranties:

                  (1) Attached hereto as Schedule 1 is a true, correct and complete copy of the borrowing base report, which sets forth the calculation of the Borrowing Base and all components thereof;

                  (2) All conditions precedent to the related Borrowing Date set forth in Section 2.07 of the Sale and Servicing Agreement have been satisfied as of the date hereof and will remain satisfied on the related Borrowing Date;

                  (3) All of the representations and warranties set forth in
Article III of the Sale and Servicing Agreement are true and correct as of the date hereof and as of the related Borrowing Date;

                  (4) All of the conditions precedent set forth in Section 3.01 of the Note Purchase Agreement have been satisfied as of the date hereof and will remain satisfied on the related Borrowing Date;

                  (5) All of the representations and warranties set forth in
Article V of the Note Purchase Agreement are true and correct as of the date hereof and as of the related Borrowing Date;

                  (6) Neither the Amortization Date nor the Termination Date has occurred; and

                  (7) Each of the Originator, the Servicer, the Issuer and the Depositor is in compliance with the covenants set forth in the Basic Documents.

                  IN WITNESS WHEREOF, the undersigned have executed this Borrowing Base Certificate this ___ day of _____, 200_.

                    HERCULES TECHNOLOGY GROWTH CAPITAL, INC., as Servicer




                    By:
                       --------------------------------------------------------
                         Name:
                              -------------------------------------------------
                         Title:
                               ------------------------------------------------

                                   Schedule 1

                              BORROWING BASE REPORT

Calculation of Availability: the excess, if any of (A over B)
----------- ---------------------------------------------------------------------------------------------------------
A. The lesser of:

                     (i)  Facility Amount:                                           $ ____________

                     and
                     (ii) Maximum Availability (a + b):

                     the sum of:

                              (a) the lesser of:

                                       (I) the difference of ((1) - (2))

                                                (1) Borrowing Base (w + x - y-z):

                                                        the balance of:

                                                        (w) Aggregate
                                                            Outstanding Loan Balance:
                                                                                     $ ------------
                                                         plus

                                                        (x) Outstanding Loan
                                                        Balance of all Eligible
                                                        Loans to become included
                                                        a part of the Collateral
                                                        on such date:

                                                        minus
                                                                                     $ ------------
                                                        (y) The amount
                                                        (calculated without
                                                        duplication) by which
                                                        the Eligible Loans in
                                                        clauses (w) and (x)
                                                        exceed any applicable
                                                        Concentration Limits:

                                                        minus

                                                        (z) Outstanding Loan Balance
                                                           of any Defaulted Loans:



                                                (1) = (w) + (x) - (y) -(z) =         $ ____________

                                                minus

                                                (2) Required Equity
                                                    Contribution:
                                                                                     $ ------------
                                                   (I) = (1) - (2) =
                                                                                     $ ------------
                                                and

                                                (II) the product of ((1) X (2))
                                                                                     $ ------------
                                                        (1) Borrowing Base:
                                                                                     $ ------------
                                                        multiplied by

                                                        (2) 55%
                                                                                     $ ------------
                                                        (II) = (1) x (2) =
                                                                                     $ ------------
                                                        (a) = the lesser of (I) and (II) =

                                                              plus
                                                                                     $ ------------
                                                        (b) the amount of Principal Collections
                                                            on deposit in the Collection Account and
                                                            the Principal Collections Account
                                                            received in the reduction of the
                                                            Outstanding $ ____________ Loan Balance
                                                            of any Loan:
                                                                                      $ ------------
                                                        (ii) = (a) + (b) =





                                                                                      $ ------------

                                                                                      $ ------------

            (A) = lesser of (i) and (ii) =                                            $ ____________

B. The sum of:

                     (i)  Advances Outstanding:                                       $ ____________

                     plus

                     (ii)  Aggregate Net Mark to Market Amount:                       $ ____________
            (B) = (i) + (ii) =                                                        $ ____________

                              Availability: the excess, if any, of (A over B) =       $ ____________
C. After the Revolving Period:

                     Availability = $0

                     Maximum Availability = Advances Outstanding
----------- --------------------------------------------------------------------------------------------------------------

                                    EXHIBIT G

          FORM OF AGENT AND INTERCREDITOR PROVISIONS FOR AGENTED NOTES

                          [TO BE PROVIDED BY HERCULES]

                                    EXHIBIT H

                         FORM OF ASSIGNMENT OF MORTGAGE


                          [TO BE PROVIDED BY HERCULES]

                                    EXHIBIT I

                           SECTION 7.01 CERTIFICATION

                  I, __________________, ___________________ of Hercules
Technology Growth Capital, Inc., a Maryland corporation (the "Company"), do hereby certify that: -------

                  (i) the Company is in compliance with all provisions and terms of the Amended and Restated Sale and Servicing Agreement, dated as of May 2, 2007 (the "Sale and Servicing Agreement"), among the Issuer, the Depositor, Hercules, as Originator and Servicer, U.S. Bank National Association, as Indenture Trustee, Paying Agent and Collateral Custodian, Citigroup Global Markets Realty Corp., as a Noteholder and as Administrative Agent, Deutsche Bank AG, New York Branch, as a Noteholder, and Lyon Financial Services, Inc., doing business as U.S. Bank Portfolio Services, as Backup Servicer;

                  (ii) no Default has occurred under the Sale and Servicing Agreement;

                  (iii) the consolidated Tangible Net Worth of the Company is not less than $90,000,000;

                  (iv) the leverage ratio (the ratio of the Company's total consolidated liabilities (exclusive of non recourse debt but including, without limitation, any convertible debt), determined in accordance with GAAP, to its consolidated Tangible Net Worth) of the Company does not exceed 3.0:1; and

                  (v) calculations of the Company's consolidated Tangible Net Worth and leverage ratio are set forth on Schedule I attached hereto.

                  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Sale and Servicing Agreement.

                  IN WITNESS WHEREOF, I have signed this certificate.

                  Date: _________, 200__

                          HERCULES TECHNOLOGY GROWTH CAPITAL, INC.


                          By:     ______________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                    SCHEDULE I TO SECTION 7.01 CERTIFICATION

Consolidated Tangible Net Worth Calculation:

----------------- --------------------------------------------------------------------------------------------------------
Line              Item                                                            Total (in US$)
----------------- --------------------------------------------------------------------------------------------------------
1                 Total Consolidated Assets
----------------- --------------------------------------------------------------------------------------------------------
2                 Total Consolidated Liabilities
----------------- --------------------------------------------------------------------------------------------------------
3                 Consolidated Net Worth (Line 1 minus Line 2)
----------------- --------------------------------------------------------------------------------------------------------
4                 Consolidated Net Book Value of Intangibles
----------------- --------------------------------------------------------------------------------------------------------
5                 Consolidated Tangible Net Worth (Line 3 minus Line 4)
----------------- --------------------------------------------------------------------------------------------------------

Leverage Ratio Calculation:

----------------- ---------------------------------------------------------------------------------------------------------
Line              Item                                                             Total
----------------- ---------------------------------------------------------------------------------------------------------
1                 Total  Consolidated   Liabilities  (exclusive  of  non
                  recourse  debt  but  including,   without  $
                  limitation, any convertible debt)
----------------- ---------------------------------------------------------------------------------------------------------
2                 Consolidated Tangible Net Worth (from above)                     $
----------------- ---------------------------------------------------------------------------------------------------------
3                 Leverage Ratio (Line 1 divided by Line 2)                        __:1
----------------- ---------------------------------------------------------------------------------------------------------

                                    EXHIBIT J

              FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

[Delivery Date]

BY FACSIMILE:  (___) [___]-[____]

U.S. Bank National Association 1719 Range Way Florence, South Carolina 29501
Attn: Sandra Farrow Ref: Hercules Funding I LLC Mail Code: Ex - SC - FLOR

         Re: Amended and Restated Sale and Servicing Agreement, dated as of May 2, 2007 (the "Sale and Servicing Agreement"), among the Issuer, the Depositor, Hercules, as Originator and Servicer, U.S. Bank National Association, as Indenture Trustee, Paying Agent and Collateral Custodian, Citigroup Global Markets Realty Corp., as a Noteholder and as Administrative Agent, Deutsche Bank AG, New York Branch, as a Noteholder, and Lyon Financial Services, Inc., doing business as U.S. Bank Portfolio Services, as Backup Servicer.

Ladies and Gentlemen:

In connection with the administration of the Transferred Loans held by you as the Collateral Custodian on behalf of the Indenture Trustee under the Agreement, we request the release, and acknowledge receipt, of the Loan File for the Transferred Loan described below, for the reason indicated.

Obligor's Name, Address & Zip Code:

Loan Number:

Reason for Requesting Documents (check one)

____ 1._______Transferred Loan Paid in Full. (The Servicer hereby certifies that all amounts received in connection therewith have been credited to the account of the Deal Agent.)

____              2._______Transferred Loan Liquidated By
                  ____________________________ (The Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the account of the Deal Agent.)

____              3._______Transferred Loan in Foreclosure.

____              4._______Other (explain).

If box 1 or 2 above is checked, and if all or part of the Loan File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Loan.

If box 3 or 4 above is checked, upon our return of all of the above documents to you as the Collateral Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

Capitalized terms used but not defined herein have the meanings provided in the Agreement.

                        [SIGNATURES FOLLOW ON NEXT PAGE]

                        HERCULES TECHNOLOGY GROWTH CAPITAL, INC., as the
                        Servicer





                        By:     ________________________________________________
                                Name:___________________________________________
                                Title:__________________________________________
                                Date:___________________________________________


Acknowledgment of Documents returned to the Collateral Custodian:

                         U.S. BANK NATIONAL
                         ASSOCIATION, as the
                         Collateral Custodian





                         By:     _______________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________


The Administrative Agent and the Indenture Trustee, at the direction of the Administrative Agent, hereby consents to the Collateral Custodian's releasing the Loan File or a part thereof to the Servicer designated above:

                         CITIGROUP GLOBAL MARKETS REALTY CORP., as the Administrative Agent


                         By:     _______________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________


                         U.S. BANK NATIONAL
                         ASSOCIATION, as the
                         Indenture Trustee


                         By:     _______________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                    EXHIBIT K

                         FORM OF SERVICER'S CERTIFICATE

This Servicer's Certificate is delivered pursuant to the provisions of Section 4.17(b) of the Amended and Restated Sale and Servicing Agreement, dated as of May 2, 2007, among the Hercules Funding Trust I, as issuer, Hercules Funding I LLC, as depositor, Hercules Technology Growth Capital Inc., as originator and servicer (the "Servicer"), U.S. Bank National Association, as indenture trustee, paying agent and collateral custodian, Citigroup Global Markets Realty Corp., as a noteholder and as administrative agent, Deutsche Bank AG, New York Branch, as a noteholder, and Lyon Financial Services, Inc., doing business as U.S. Bank Portfolio Services, as backup servicer. (as such agreement may have been, or may from time to time be amended, supplemented or otherwise modified, the "Agreement"). This Servicer's Certificate relates to the Collection Period and related Payment Date, to which the Servicer Report attached hereto relates.

                  1. Capitalized terms used and not otherwise defined herein have the meanings assigned them in the Agreement. References herein and in the attached Servicer Report to certain sections are to the applicable subsections of the Agreement.

                  2.                The Servicer is the Servicer under the
                                    Agreement.

                  3. The undersigned hereby certifies to the Issuer, the Backup Servicer, the Indenture Trustee and each Purchaser that:

                                    1)                all of the foregoing
                                                      information and all of the
                                                      information set forth on
                                                      attached Servicer Report
                                                      is true and accurate in
                                                      all material respects of
                                                      the date hereof; and

                                    2)                as of the date hereof, no
                                                      Trigger Event, Default or
                                                      Event of Default has
                                                      occurred and is
                                                      continuing.

                  IN WITNESS WHEREOF, the undersigned has caused this Servicer's Certificate to be duly executed this [____] day of [_________], [____].

                         HERCULES TECHNOLOGY GROWTH CAPITAL, INC., as the Servicer





                         By:     _______________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                    EXHIBIT L

                          CREDIT AND COLLECTION POLICY


                          [TO BE PROVIDED BY HERCULES]

                                    EXHIBIT M

                             CANADIAN LOAN CRITERIA


                  1. All amounts payable pursuant to or in connection with the Loan Documents related to the Loan will be exempt from withholding tax imposed under the Income Tax Act (Canada) and the Loan Documents will provide that payments of amounts owing thereunder shall be made free and clear of and without deduction for any such tax unless the applicable Obligor is required to deduct any such tax from such payments, in which case (i) the sum payable shall be increased as necessary so that, after making all required deductions, the payee receives an amount equal to the sum it would have received had no such deduction been made, (ii) the Obligor shall make such deduction and (iii) the Obligor shall pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.

                  2. The Loan Documents related to the Loan will provide that, for the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or any fee to be paid under or in connection with the Loan Documents is to be calculated on the basis of a 360 or 365-day year (or any other period less than a calendar year), the yearly rate of interest to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360, 365 or such other period as the case may be.

                  3. The Loan Documents related to the Loan will provide that if, for the purposes of obtaining judgment in any court in any jurisdiction with respect to any amount owing under or in connection with the Loan Documents, it becomes necessary to convert into the currency of such jurisdiction (the "Judgment Currency") any such amount due in Dollars, and the amount of Dollars which can be purchased by the obligee with the amount of the Judgment Currency obtained pursuant to the judgment is less than the amount of Dollars originally due to it, then the Obligor shall indemnify and save the obligee harmless from and against all loss or damage arising as a result of such deficiency.

                                    EXHIBIT N

                              QUEBEC LOAN CRITERIA


1. The Loan Documents related to the Loan are not governed by the laws of the Province of Quebec.

2. The amounts payable under the Loan Documents related to the Loan are not payable in the Province of Quebec.


                                      N-1